As filed with the Securities and Exchange Commission on April 28, 2017

Registration No. 333-149422

811-6584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 16

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 282

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

(Address of Depositor’s Principal Executive Offices)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esq.

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Rollover Variable Annuity Prospectus

May 1, 2017

This Prospectus describes interests in GIFL Rollover flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) lifetime income benefit feature to a traditional IRA or to a Roth IRA. In addition to such rollover distributions, those participants may roll over eligible distributions from other tax-qualified retirement plans not funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust

Investment Quality Bond Trust Lifestyle Balanced MVP

Lifestyle Balanced PS Series

Lifestyle Conservative MVP

Lifestyle Conservative PS Series

Lifestyle Growth MVP

Lifestyle Growth PS Series1

Lifestyle Moderate MVP

Lifestyle Moderate PS Series

Money Market Trust2

Total Bond Market Trust B

Ultra Short Term Bond Trust

[1]	Successor to Franklin Templeton Founding Allocation Trust
[2]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
601 Congress Street, 7th Floor	P.O. Box 111	601 Congress Street, 7th Floor	P.O. Box 111
Boston, MA 02110	Boston, MA 02117-0111	Boston, MA 02110	Boston, MA 02117-0111
	(888) 695-4472		(888) 695-4472
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road, Ste. 55444	P.O. Box 55444	30 Dan Road, Ste. 55444	P.O. Box 55444
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5444
	(800) 344-1029		(800) 344-1029
www.jhannuities.com		www.jhannuities.com

0517:RO GPPRO	GIFL Rollover

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the older of the Annuitant and any co-Annuitant turns age 95.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 601 Congress Street, 7th Floor, Boston, MA 02110; for all other transactions, 30 Dan Road, Ste. 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: The Annuitant’s Spouse is named as a co-Annuitant if the Spousal Lifetime Income Amount is elected. In that case, the co-Annuitant’s life is used in addition to the Annuitant’s life to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Continuation Single Life Lifetime Income Amount: The amount that we guarantee to be available each Contract Year after the Lifetime Income Date for withdrawal prior to the Annuity Commencement Date, in cases where: (1) the GIFL Retirement Plan participant dies in-plan (i.e., while still enrolled) and the surviving Spouse elects an IRA Rollover; or (2) where the participant and Spouse elect a Spousal Lifetime Income Amount in-plan, the Spouse dies prior to rollover, and the participant elects an IRA Rollover. In each case, the surviving Spouse is the Owner and Annuitant of the Contract. The Continuation Single Life Lifetime Income Amount is guaranteed for the life of the surviving Spouse at a rate of 4.5%.

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

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Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds the Lifetime Income Amount and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “Impact of Withdrawals after the Lifetime Income Date” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Account Value: The portion of the account value in a GIFL Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Guaranteed Income for Life (“GIFL”): The guaranteed minimum withdrawal benefit, provided in the Contract. We guarantee that we will make a Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract (or you and your Spouse are co-Annuitants under the Spousal benefit). For more information on this benefit, please see “Guaranteed Income for Life Provisions” in “V. Description of the Contract.”

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or established under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Retirement Plan.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “Guaranteed Income for Life Provisions – Calculation of the Lifetime Income Amount” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “Guaranteed Income for Life Provisions – Determination of the Lifetime Income Date” in “V. Description of the Contract” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

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Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. The initial Purchase Payment must include a distribution of the GIFL Account Value.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – Guaranteed Income for Life Provisions” for more details.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: The amount of a Benefit Base for a Guaranteed Income for Life guarantee under a group annuity contract that we issue to fund a GIFL Retirement Plan. The Transferred Benefit Base represents your Benefit Base amount under such group annuity contract that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment individual deferred Variable Annuity contract between you and the Company. The Contract may be purchased only as an IRA Rollover, funded by distributions from your GIFL Retirement Plan. “Deferred” means payments by a Company, beginning on a future date under the Contract. “Variable” means your investment amounts in the Contract may increase or decrease in value daily based upon your Contract’s Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. The Contract also provides a guaranteed minimum withdrawal benefit. We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities.

We use the word “Contract” in this Prospectus to refer to both a certificate issued under a group contract in New York and the individual contracts we issue outside of New York.

The Contract contains fees, Investment Options, GIFL benefits and limitations that may differ from the Guaranteed Income for Life feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The GIFL IRA Rollover Variable Annuity Contract permits you to invest a distribution from your GIFL Account Value in a Variable Annuity Contract that you intend to use as a traditional IRA or a Roth IRA. We designed the Contract to provide you with a reliable source of income for life:

●	you can transfer the Lifetime Income Amount protection we provided under your employer’s retirement plan;
●	we guarantee a Lifetime Income Amount under the Contract for annual withdrawals during your retirement years (please read “V. Description of the Contract – Guaranteed Income for Life Provisions” for more information);
●	you can invest in the Portfolios we make available under the Contract and possibly increase your Lifetime Income Amount through Step-Ups to reflect investment performance.

In addition to providing access to diversified Investment Options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of annuity payments. Under the Contract, you make one or more Purchase Payments to a Company for the period prior to the Annuity Commencement Date. Your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract’s Annuity Commencement Date, you can receive one or more annuity payments under the Contract. Your Contract Value and the amounts of annuity payments are variable, based on your investment choices.

We will pay the proceeds of the Contract to your Beneficiary if you die prior to the Annuity Commencement Date, which is described in this Prospectus under “Distribution at Death of Annuitant.” We offer Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to you.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may decrease the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. You should carefully consider your liquidity needs before purchasing a Contract.

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How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract. Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. In addition, if you are the surviving Spouse of a GIFL Retirement Plan participant, you are permitted to roll over your GIFL plan benefits to a Contract.

Generally, we will issue a Contract as a traditional IRA. However, if you request otherwise or if your initial Purchase Payment is from your GIFL Retirement Plan Roth Account, we will issue a Contract as a Roth IRA. After that, you may make Additional Purchase Payments, including IRA Rollovers, subject to certain tax qualification rules and our limits on Additional Purchase Payments. For example, under current rules, distributions from another retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to the Contract issued as a Roth IRA.

We restrict Purchase Payments made after the first Contract Anniversary to $25,000 measured over the life of the Contract, unless otherwise approved by us. No Additional Purchase Payments will be allowed on or after the 81st birthday of the older of the Annuitant and any co-Annuitant. See “V. Description of the Contract – Purchase Payments” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a Guaranteed Income for Life fee, based on the Contract’s Benefit Base. We may also use amounts derived from the charges for payment of distribution expenses. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options (subject to the restrictions on the Money Market Investment Option, described below). Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you invest in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option.

*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the

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Contract – Transfers Among Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers after Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Investment Options at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is my Contract Guarantee?

We designed the Contract to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live. In most cases, you may elect to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount. We describe the Spousal Lifetime Income Amount in more detail in the “Guaranteed Income for Life Provisions” section of the Prospectus.

You could lose benefits if your annual withdrawal amounts exceed the Lifetime Income Amount. We may reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining “Benefit Base” to zero.

The Contract permits you to choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

●	you take any withdrawals before the Lifetime Income Date, or
●	your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount.

We will pay guaranteed minimum withdrawal benefits automatically during the “Settlement Phase” that we describe in the “Guaranteed Income for Life Provisions” section of the Prospectus.

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How do you determine the initial Lifetime Income Amount?

That will depend on the type of Lifetime Income Amount provided in your Contract. If you start taking withdrawals on the Lifetime Income Date, the Lifetime Income Amount will equal:

●	5% of the Benefit Base for a Single Life Lifetime Income Amount; or
●	4.5% of the Benefit Base for a Continuation Single Life Lifetime Income Amount; or
●	4.5% of the Benefit Base for a Spousal Lifetime Income Amount.

We will issue a Contract to reflect any minimum guaranteed withdrawal benefit that you may have established in your GIFL Retirement Plan. We will issue you a Contract with a 5% Single Life Lifetime Income Amount if you had established, or were the beneficiary of, an account under your GIFL Retirement Plan that:

●	was covered by our single life minimum guaranteed withdrawal benefit; or
●	was covered by a Spousal minimum guaranteed withdrawal benefit but subsequently split and changed to two “single life” accounts in connection with a divorce or a legal separation.

We will issue you a Contract with a 4.5% Continuation Single Life Lifetime Income Amount if you had established, or were the beneficiary of, a GIFL Retirement Plan account that was covered by a Spousal guarantee and:

●	you are a surviving Spouse of a former participant under a GIFL Retirement Plan; or
●	you are a participant under a GIFL Retirement Plan and your Spouse has died.

We will issue you a Contract with the 4.5% Spousal Lifetime Income Amount if you have established a GIFL Retirement Plan account that is covered by a Spousal guarantee and:

●	you and your Spouse are still alive and married when we issue a Contract; and
●	you name your Spouse as a “co-Annuitant” in the Contract you purchase.

If you have not established the minimum guaranteed withdrawal benefit in your GIFL Retirement Plan, we will allow you to select a Single Lifetime Income Amount or a Spousal Lifetime Income Amount until the Lifetime Income Date. If you defer taking withdrawals on and after the Lifetime Income Date, you can defer making your election between a Single Life Lifetime Income Amount and a Spousal Lifetime Income Amount.

We may reduce the initial Lifetime Income Amount if your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount applicable to your Contract. We may increase or “step up” the guaranteed minimum withdrawal benefit amounts on Anniversary Dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional information on the calculation of Lifetime Income Amounts.

When do you determine the initial Lifetime Income Amount?

We determine the initial Lifetime Income Amount on the Lifetime Income Date applicable to your Contract. The Lifetime Income Date under your Contract either will be the date we issue your Contract or an anniversary of that date. We determine the Lifetime Income Date based on:

1.	a minimum age of (a) 59 1⁄2 for a Single Life or Continuation Single Life Lifetime Income Amount; or (b) 59 1⁄2 for the younger of you and your Spouse for a Spousal Lifetime Income Amount; and
2.	a “holding period” of up to 5 Contract Years. The Lifetime Income Date will not occur, and we will not determine a Lifetime Income Amount, unless your Contract remains in force throughout the holding period. We will reduce the holding period to reflect the holding period that you satisfied while you were a participant in a GIFL Retirement Plan if: (a) you purchase a Contract with a distribution from the GIFL Retirement Plan; and (b) the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base. If you are a surviving Spouse of a deceased participant, the holding period will reflect the holding period your Spouse satisfied while he or she was a participant in the plan. We reserve the right to reset the holding period (i.e., impose a new holding period of up to 5 Contract Years) if you make an Additional Purchase Payment that exceeds 20% of the Benefit Base at the time of payment, or causes the total of all Purchase Payments in that Contract Year to exceed 20% of the Benefit Base. We will not reset the holding period, however, if you make an Additional Purchase Payment after the Lifetime Income Date.

Example: Assume that you purchase a GIFL IRA Rollover Variable Annuity Contract on May 1, 2016 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Retirement Plan was scheduled to end on May 31, 2016.

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Your Lifetime Income Date for GIFL is May 1, 2017, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL IRA Rollover Variable Annuity Contract on June 1, 2016, your Lifetime Income Date will be June 1, 2016 since both requirements were satisfied prior to the date that the Contract was purchased.

Please read “Purchase Payments” and “Lifetime Income Provisions” in “V. Description of the Contract” for additional information on the holding period and the Lifetime Income Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);
●	payment of any death proceeds; and
●	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;
●	the rules governing distributions from a traditional IRA or Roth IRA; and
●	the circumstances under which the payments are made.

The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1⁄2. Traditional IRAs are subject to minimum distribution requirements beginning in the year after the year a taxpayer turns age 70 1⁄2, and both traditional IRAs and Roth IRAs are subject to requirements for death benefit distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the Investment Options, protection through living guarantees and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report immediately any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Rollover Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$ 0

1  State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).

2  This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other Than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.20%
Total Annual Separate Account Expenses	0.35%

Guaranteed Income for Life Fee[3]
Maximum Fee	0.65%
Current Fee	0.35%

[1]    A daily charge reflected as an annualized percentage of the Variable Investment Options.

[2]    This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

[3]    Amount shown is an annual percentage based on the Benefit Base. We reserve the right to increase the fee on Step-Up. You can opt out of a Step-Up in that case, and can opt in for future Step-Ups.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2016)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	0.97%

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$199	$616	$1,058	$2,283
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$199	$616	$1,058	$2,283

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$153	$474	$818	$1,788
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$153	$474	$818	$1,788

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$123	$382	$662	$1,457
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$123	$382	$662	$1,457

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2016, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Strategy
Series II	0.04%	0.25%	0.02%	0.55%	0.86%[2]	0.00%	0.86%
Investment Quality Bond
Series II	0.58%	0.25%	0.06%	--	0.89%	0.00%	0.89%
Lifestyle Balanced MVP
Series II	0.05%	0.25%	0.02%	0.65%	0.97%[2]	-0.02%[3]	0.95%
Lifestyle Balanced PS Series
Series II	0.04%	0.25%	0.03%	0.56%	0.88%[2]	0.00%	0.88%
Lifestyle Conservative MVP
Series II	0.05%	0.25%	0.02%	0.62%	0.94%[2]	-0.02%[3]	0.92%
Lifestyle Conservative PS Series
Series II	0.04%	0.25%	0.05%	0.58%	0.92%[2]	-0.01%[4]	0.91%
Lifestyle Growth MVP
Series II	0.05%	0.25%	0.02%	0.67%	0.99%[2]	-0.02%[3]	0.97%
Lifestyle Growth PS Series
Series II	0.04%	0.25%	0.02%	0.55%	0.86%[2]	0.00%	0.86%
Lifestyle Moderate MVP
Series II	0.05%	0.25%	0.02%	0.64%	0.96%[2]	-0.02%[3]	0.94%
Lifestyle Moderate PS Series
Series II	0.04%	0.25%	0.04%	0.57%	0.90%[2]	0.00%	0.90%
Money Market5,6,
Series II	0.36%	0.25%	0.03%	--	0.64%	-0.11%[7]	0.53%
Total Bond Market B
Series II	0.47%	0.25%	0.05%	0.01%	0.78%	-0.27%	0.51%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.05%	--	0.85%	0.00%	0.85%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.

[2]	The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]	JHIMS LLC (the “Adviser”) has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.00% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2018 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[4]	The Adviser has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.04% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2018 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[5]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

[6]	“Management fee” has been restated to reflect the contractual management fee schedule effective April 6, 2016.

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[7]	To the extent that “Expenses” of the fund exceed 0.28% of average annual net assets (on an annualized basis) of the fund, (the “Fund Expense Limitation”), the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which “Expenses” of the fund exceed the Fund Expense Limitation. “Expenses” means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, and (g) short dividend expense. The Fund Expense Limitation expires on April 30, 2018, unless renewed by mutual agreement of the Adviser and the fund based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law; to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four MVPs offered under the Contract have the following objectives and strategies:

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Lifestyle Conservative MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Lifestyle Growth MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Moderate MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2015, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Investment Options.

The Portfolios pay us or certain of our affiliates, compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Lifestyle Balanced MVP, Lifestyle Balanced PS Series, Lifestyle Conservative MVP, Lifestyle Conservative PS Series, Lifestyle Growth MVP, Lifestyle Growth PS Series, Lifestyle Moderate MVP and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for

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each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

Portfolio	Subadviser	Investment Objective
Core Strategy Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Balanced PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Conservative PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Growth PS Series (successor to Franklin Templeton Founding Allocation Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

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Portfolio	Subadviser	Investment Objective
Lifestyle Moderate PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Money Market Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Total Bond Market Trust B Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only as an IRA Rollover, funded by distributions from a GIFL Retirement Plan.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

General Contract Provisions Prior to the Annuity Commencement Date

Purchase Payments

Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. After that, and subject to eligibility and our restrictions, you may continue your IRA contributions or make Additional Purchase Payments either through an IRA Rollover from a tax-qualified retirement plan in which you participate, or directly to our Annuities Service Center. (Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.)

We usually restrict the total amount of Additional Purchase Payments you make after the first Contract Anniversary to $25,000 measured over the life of the Contract, but we may approve a higher amount. We do not permit you to make Additional Purchase Payments (other than the initial Purchase Payment) on or after the oldest Annuitant’s or co-Annuitant’s 81st birthday. All Purchase Payments must be in U.S. dollars.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone and electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below). Please consult with your own qualified tax professional regarding any payment limits under your IRA.

New Holding Period for Certain Additional Purchase Payments. We reserve the right to reset the “holding period” if you make an Additional Purchase Payment on or before the Lifetime Income Date, and either:

●	the Additional Purchase Payment exceeds 20% of your Benefit Base at the time of payment; or
●	the Additional Purchase Payment, when combined with all other Purchase Payments you make during that Contract Year, exceeds 20% of your Benefit Base.

This means that we can change and defer the Lifetime Income Date, and defer our guarantee of a Lifetime Income Amount, for up to 5 Contract Years from the date you make an Additional Purchase Payment that exceeds the limits described above.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Options by dividing (i) the amount allocated to that Investment Option by (ii) the value of an accumulation unit for that Investment Option we next compute after a purchase transaction is complete.

We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

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Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Option from which you transfer amounts and we will credit accumulation units to the Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Option. If after the transfer the amount remaining in the Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

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To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). Under each Separate Account’s policy and procedures, Contract Owners may transfer to the Ultra Short Term Bond Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option. If you are enrolled in an Asset Rebalancing Program that includes the scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

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We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Investment Option equal in value to the amount withdrawn from that Investment Option.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer

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the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “Guaranteed Income for Life Provisions” section below.

Guaranteed Income for Life Provisions

Overview

The Contract provides a guaranteed minimum withdrawal benefit. This benefit provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals of Contract Value to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may reduce the Lifetime Income Amount, however if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value.

Determination of the Lifetime Income Date

Single Life and Continuation Single Life Lifetime Income Amounts. Under a Single Life or a Continuation Single Life form of Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, are age 59 1⁄2 or older at that time; and
●	you (or your decedent Spouse) were a participant in your employer’s GIFL Retirement Plan and completed the “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your (or your decedent Spouse’s) account in that plan; and
●	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.

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In all other cases, the earliest Lifetime Income Date for a Single Life form of Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

●	you, the Annuitant, are age 59 1⁄2; and
●	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.

We may change the earliest Lifetime Income Date if you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount. Please read the following section for more information.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59 1⁄2 or older at that time; and
●	you were a participant in your employer’s GIFL Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account; and
●	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.

In all other cases, the earliest Lifetime Income Date for a Spousal Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

●	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59 1⁄2 or older; and
●	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.

We may change the Lifetime Income Date if you change a Spousal Lifetime Income Amount to a Single Life Lifetime Income Amount. Please read “Choosing a Single Life, Continuation Single Life or a Spousal Lifetime Income Amount,” below, for more information.

Deferral of Lifetime Income Date. You may defer a Lifetime Income Date if you defer taking any withdrawals on or after the earliest Lifetime Income Date. If you do, you may continue to change from a Single Life (but not from a Continuation Single Life) to a Spousal Lifetime Income Amount until you take a withdrawal, as described in the following section.

We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

At Issue. You select a Single Life, Continuation Single Life or Spousal form of Lifetime Income Amount when you purchase a Contract.

You can select a Single Life Lifetime Income Amount (i.e., 5% of the Benefit Base) if:

●	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit; or
●	you are the Annuitant under the Contract; and
¡	you had established an account in your GIFL Retirement Plan that was covered by a Spousal minimum guaranteed withdrawal benefit, and
¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase; and
¡	you are not eligible for a Continuation Single Life Lifetime Income Amount.

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You can select a Continuation Single Life Lifetime Income Amount (i.e., 4.5% of the Benefit Base) if:

●	you are the Annuitant under the Contract; and either
●	you are a surviving Spouse of a former participant under a GIFL Retirement Plan and the beneficiary of a GIFL Retirement Plan account that was covered by a Spousal guarantee; or
●	you are a former participant under a GIFL Retirement Plan that was covered by a Spousal guarantee and your Spouse has died.

You can select a Spousal Lifetime Income Amount if:

●	you are the Annuitant under the Contract; and
●	your Spouse is the co-Annuitant under the Contract; and
●	you did not establish a single-life minimum guaranteed withdrawal benefit in your GIFL Retirement Plan.

Before the Lifetime Income Date. You can change a Single Life Lifetime Income Amount designation to a Spousal Lifetime Income Amount designation before the Lifetime Income Date if:

●	you are the Annuitant under the Contract at the time of change; and
●	you add your current Spouse as a co-Annuitant to the Contract at the time of change.

If you make this change, we will change the Lifetime Income Date if your Spouse is under age 59 1⁄2 and younger than you. The new Lifetime Income Date will reflect the Contract Anniversary on or immediately following the date your Spouse is 59 1⁄2 and you have satisfied any remaining holding period under the Contract.

You can change a Spousal Lifetime Income Amount designation to a Single Life Lifetime Income Amount designation before the Lifetime Income Date if:

●	the Lifetime Income Amount had not been determined under your employer’s GIFL Retirement Plan for you or for any former, current or decedent Spouse of yours that was covered by a Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit that we provide; and
●	you are the Annuitant under the Contract at the time of change and you remove the co-Annuitant from the Contract.

If you make any change from a Spousal Lifetime Income Amount and remove the co-Annuitant from the Contract, we will change the Lifetime Income Date if the co-Annuitant is under age 59 1⁄2 and younger than you. We will determine the new Lifetime Income Date based on your age and any remaining holding period under the Contract.

You can change your designation by contacting the Annuities Service Center and completing any forms that we may require.

After the Lifetime Income Date. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the Lifetime Income Date only if you defer making any withdrawals on or after that date. If you do, you can change your designation up until the date you take a withdrawal. We describe how to change Lifetime Income Amount designations in the preceding section.

You may select a Spousal Lifetime Income Amount only before you take a withdrawal from the Contract. If you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

Calculation of the Lifetime Income Amount

We calculate the Lifetime Income Amount as a percentage of the Benefit Base under your Contract. The Lifetime Income Amount differs between a Single Life, Continuation Single Life and Spousal form of Lifetime Income Amount:

●	the Single Life Lifetime Income Amount equals 5.0% of the Benefit Base;
●	the Continuation Single Life Lifetime Income Amount equals 4.5% of the Benefit Base; and
●	the Spousal Lifetime Income Amount equals 4.5% of the Benefit Base.

We issue Contracts with a 4.5% Continuation Single Life Lifetime Income Amount where:

●	the Annuitant is a surviving Spouse of a former participant under a GIFL Retirement Plan; or
●	the Annuitant is a former participant under a GIFL Retirement Plan, and has received distributions from that plan that were covered, in whole or in part, by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit.

We calculate an initial Benefit Base on the date we issue a Contract. We first calculate the Lifetime Income Amount on the earliest Lifetime Income Date. We recalculate and reduce the Benefit Base and Lifetime Income Amount if you take annual withdrawals that exceed the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date.

We may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value. We also may recalculate the Lifetime Income Amount if you defer the earliest Lifetime Income Date and change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

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We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Step-Ups and Additional Purchase Payments. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Increases in the Guaranteed Income for Life Feature

Impact of Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the amount of the Additional Purchase Payment. We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment to your Contract, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

●	the excess, if any, of the Additional Purchase Payment over
●	the amount of your withdrawals reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last date we reduced the Benefit Base because of a withdrawal, the last Step-Up Date, or the Lifetime Income Date).

If a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will increase the Lifetime Income Amount. The new Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 5% of the Benefit Base in effect immediately after the Purchase Payment; or
●	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the Benefit Base in effect immediately after the Purchase Payment.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Step-Ups. On the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary (Step-Up Dates), we compare your Contract Value to the Benefit Base and the Lifetime Income Amount. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase (“step up”) the Benefit Base to equal the Contract Value. We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the corresponding amount that we deduct for the Guaranteed Income for Life guarantee (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”).

The new Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base value after the Step-Up; or
●	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base value after the Step-Up.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Since the Guaranteed Income for Life fee is a percentage of the Benefit Base, we will increase the amount of the Guaranteed Income for Life fee after a Step-Up to reflect the new Benefit Base. We also reserve the right to increase the rate of the Guaranteed Income for Life fee up to a maximum rate of 0.65%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”). If you decline the Step-Up, the fee rate will not be increased.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Impact of Withdrawals before the Lifetime Income Date

Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the withdrawal amount.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

EXAMPLE: Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you are under age 59 1⁄2 at time of purchase, the Lifetime Income Date will not occur until the Contract Anniversary following the date you become 59 1⁄2.) Now assume

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that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take any withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the Lifetime Income Amount on the Lifetime Income Date. If your Contract Value and your Benefit Base decline to zero before the Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee. (See “Settlement Phase,” below.)

Impact of Withdrawals after the Lifetime Income Date

After the Lifetime Income Date, you may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. Each time we reduce the Benefit Base, we also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount equals:

●	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base; or
●	(for Spousal Lifetime Income Amounts and Continuation Single Life Lifetime Income Amounts) 4.50% of the new Benefit Base.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. Please see Appendix A: “Guaranteed Income for Life Examples” for the impact of withdrawals after the Lifetime Income Date.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken after the Lifetime Income Date as “Life Expectancy Distributions” under an automatic distribution program provided by us (see “Life Expectancy Distribution Program” below).

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the Guaranteed Income for Life benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The Guaranteed Income for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

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Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A or B; and
●	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and if you take withdrawals before age 59 1⁄2, a 10% penalty tax; and
●	reduce the death proceeds.

If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code section 401(a)(9), section 408(a)(6), section 408(b)(3), or section 408A(c)(5), as the case may be (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters – Contributions to a traditional IRA – Required Minimum Distributions.”

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s proportional share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and Contract Value. In addition, if you purchase a Contract before the Annuitant turns age 59 1⁄2 (the younger of the Annuitant and co-Annuitant for the Spousal Lifetime Income Amount), and you take any withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. After the Lifetime Income Date, however, we will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract’s “Settlement Phase,” however, if the Lifetime Income Amount is greater than zero and the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

We will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during a Contract’s “Settlement Phase.” The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Contract will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

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During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract terminate. We will not accept Additional Purchase Payments, make any Step-Ups or deduct the Guaranteed Income for Life fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:

●	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living.
●	If you purchased a Contract before the Annuitant turned age 59 1⁄2 (or the younger of the Annuitant and co-Annuitant under the Spousal Lifetime Income Amount), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount (i.e., either 4.5% or 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value if the Annuitant dies before the Maturity Date.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

For Single Life Contracts, we will pay the death proceeds to the Beneficiary if the Annuitant dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving co-Annuitant, that co-Annuitant will be deemed to be the Beneficiary.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven calendar days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

●	The Beneficiary will become the Owner/Annuitant.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Impact of Death Proceeds on Guaranteed Income for Life Feature

The Guaranteed Income for Life feature ends if the Beneficiary takes the death proceeds payable prior to the Annuity Commencement Date as a lump sum. Under certain other circumstances, the Guaranteed Income for Life feature may continue if the Beneficiary elects not to take the death proceeds as a lump sum.

Circumstances when coverage ends. If the Beneficiary continues a Contract in force following the death of the Annuitant, coverage under the Guaranteed Income for Life feature ends:

●	for Single Life and Continuation Single Life Lifetime Income Amount.
●	for Spousal Lifetime Income Amount if the deceased is the last of the Annuitant and co-Annuitant to die.

If a Beneficiary is:		Then THE GUARANTEED INCOME FOR LIFE:
1.	The deceased Annuitant’s Spouse and the Annuitant dies prior to the first withdrawal on or after the Lifetime Income Date	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
2.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is the co-Annuitant	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
3.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is not the co-Annuitant	- ends without any further benefit.
4.	Not the deceased Annuitant’s Spouse	- ends without any further benefit.

If the Guaranteed Income for Life feature continues, the Benefit Base will continue to be eligible for any remaining Step-Ups, but we may change the date we determine and apply these Step-Ups (including any adjustment to the Guaranteed Income for Life fee) to future anniversaries of the date we determined the death proceeds.

Examples. Please refer to Appendix A for hypothetical examples that illustrate the benefit.

Death of Annuitant or co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the Guaranteed Income for Life fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments to the Beneficiary.

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Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

●	if the removed person subsequently dies, there will be no impact on the guarantees provided by the Guaranteed Income for Life feature in most cases; and
●	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the Guaranteed Income for Life benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that Guaranteed Income for Life benefit:

●	(for Single Life and Continuation Single Life Lifetime Income Amounts Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
●	(for Spousal Lifetime Income Amount Contracts) If the first death of the Annuitant and co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

●	you will no longer have access to the Contract Value applied to the Annuity Option; and
●	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

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Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount (LIA) with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the LIA on the Annuity Commencement Date, if any; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor LIA with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the LIA on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under the Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds (see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the death proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are currently using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the rates based on current interest and mortality that we are currently offering for other similar options. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

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Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Investment Option by the Annuity Unit value of that Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contract’s administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.36%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period. You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original

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amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

If the Spousal Lifetime Income Amount is elected, the Annuitant’s Spouse must be named as a co-Annuitant. The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportional reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration fees may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Guaranteed Income for Life Fee

The fee for the Guaranteed Income for Life feature is equal to 0.35% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up or any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We will deduct the Guaranteed Income for Life fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the Guaranteed Income for Life fee on the effective date of each Step-Up. In such a situation, the fee will never exceed 0.65%.

Although the Guaranteed Income for Life fee for a Single Life Lifetime Income Amount is the same as the fee for a Spousal Lifetime Income Amount, we usually provide a lower Lifetime Income Amount for the Spousal Lifetime Income Amount. Please read “Calculation of Lifetime Income Amount” for more information.

We withdraw the Guaranteed Income for Life fee from each Investment Option in the same proportion that the value of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

●	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct the Guaranteed Income for Life fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

If we decide to increase the rate of the Guaranteed Income for Life fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Guaranteed Income for Life fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on each Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

Unless we approve otherwise, you must make an initial Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature (a “GIFL Retirement Plan”). After that, you may make Additional Purchase Payments, subject to our requirements and limitations for Additional Purchase Payments:

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for contribution to a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Retirement Plan, you may make a direct rollover contribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA.

The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

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A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Retirement Plan or from any other Qualified Plan, or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

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Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” retirement plans, including GIFL Retirement Plans, to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Retirement Plan, or from Roth accounts in certain other Qualified Plans, to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

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EXAMPLE: Suppose you made on-going contributions to a Roth account in a GIFL Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Retirement Plan.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Retirement Plan, or from another retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code, to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our Purchase Payment requirements. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Retirement Plan to transfer a rollover amount from your non-Roth GIFL Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We do not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

39

Contracts Issued in Puerto Rico

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult a qualified tax professional.

40

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

Please contact the financial representative through whom you purchase a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

41

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Account financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

42

Appendix A: Guaranteed Income for Life Examples

Examples of the Single Life Lifetime Income Amount Guarantee – 5% of Benefit Base

The following examples provide hypothetical illustrations of the benefits provided under Contracts with a Single Life Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 1a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1⁄2 at the time, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$100,000	$ 5,000[1]	--	$ 100,000[1]
1	0	5,000	$5,000	100,000
2	0	5,000	5,000	100,000
3	0	5,000	5,000	100,000
4	0	5,000	5,000	100,000
5	0	5,000	5,000	100,000
6	0	5,000	5,000	100,000
7	0	5,000	5,000	100,000
8	0	5,000	5,000	100,000
9	0	5,000	5,000	100,000
10	0	5,000	5,000	100,000
For life of Annuitant	0	5,000	5,000	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 5% of the initial Benefit Base (.05 × $100,000 = $5,000).

Example 1b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract, the Annuitant’s age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in Contract Year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	$ 100,000	$ 100,000	$ 5,000	--	$ 100,000	$ 5,000
1	10,000[1]	110,000[1]	5,500[1]	$5,500	110,000	5,500
2	10,000[2]	114,500[2]	5,725[2]	5,725	114,500	5,725

[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $110,000 = $5,500).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $114,500 = $5,725).

Example 1c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1⁄2 at the time, you make no Additional Purchase Payments, and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. The Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	--	--	$ 100,000
1	5,000	$ 5,000	$ 102,000	102,000[1]
2	5,100[1]	5,100[1]	103,460	103,460
3	5,173	5,173	104,911	104,911
4	5,246	5,246	93,865[2]	104,911[2]

5	5,246	5,246	83,378	104,911

[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,000, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $102,000 = $5,100).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $93,865, is less than the Benefit Base of $104,911. The Benefit Base will remain at $104,911.

Example 1d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount and withdrawals as example 1b, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Hypothetical Contract Value prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	--	--	--	$100,000
1	5,000	$ 107,000	$ 5,000	$ 102,000	102,000
2	5,100	108,560	5,100	103,460	103,460
3	5,173	110,084	5,173	104,911	104,911
4	5,246	99,111	10,000	89,111	94,326[1]
5	4,716[1]	84,102	4,716	79,386	94,326

[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,246. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($104,911 - $104,911 × $10,000 /$99,111 = $104,911 - $10,585 = $94,326). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $94,326 = $4,716).

Examples of the Spousal Guaranteed Income for Life Feature

The following examples provide hypothetical illustrations of the benefits provided under the Spousal Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 4.5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 2a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are both age 59 1⁄2 at the time, you make no Additional Purchase Payments, you take withdrawals equal to the Lifetime Income Amount each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$ 100,000	$ 4,500[1]	--	$ 100,000[1]
1	0	4,500	$ 4,500	100,000
2	0	4,500	4,500	100,000
3	0	4,500	4,500	100,000
4	0	4,500	4,500	100,000
5	0	4,500	4,500	100,000
6	0	4,500	4,500	100,000
7	0	4,500	4,500	100,000
8	0	4,500	4,500	100,000
9	0	4,500	4,500	100,000
10	0	4,500	4,500	100,000
For the joint life of the Annuitant and co-Annuitant	0	4,500	4,500	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 4.5% of the initial Benefit Base (.045 × $100,000 = $4,500).

Example 2b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 and an Additional Purchase Payment of $10,000 in Contract Year 2 and you take withdrawals at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	--	$ 100,000	$ 4,500	--	$ 100,000	$ 4,500
1	$ 10,000[1]	110,000[1]	4,950[1]	$ 4,950	110,000	4,950
2	10,000[2]	115,050[2]	5,177[2]	5,177	115,050	5,177

[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $110,000 = $4,950).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $4,950) = $115,050). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $115,050 = $5,177).

Example 2c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 59 1⁄2 at the time, you make no Additional Purchase Payments and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. Also assume that the Contract Value is greater than the Benefit Base so the Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	--	--	$ 100,000
1	4,500	$ 4,500	$ 102,500	102,500[1]
2	4,613[1]	4,613[1]	104,483	104,483
3	4,702	4,702	106,474	106,474
4	4,791	4,791	95,800[2]	106,474[2]
5	4,791	4,791	85,663	106,474

[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,500, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,500. The Lifetime Income Amount will equal 4.50% of the new Benefit Base (.045 × $102,500 = $4,613).

[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $95,800, is less than the Benefit Base of $106,474. The Benefit Base will remain at $106,474.

Example 2d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount, and withdrawals and Step-Ups for Contract Years 1-3 as example 2b, but with a different withdrawal amount ($10,000) at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount after Purchase Payment	Hypothetical Contract Value on Contract Anniversary prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	--	--	--	$ 100,000
1	4,500	$ 107,000	$ 4,500	$ 102,500	102,500
2	4,613	109,096	4,613	104,483	104,483
3	4,702	111,176	4,702	106,474	106,474
4	4,791	100,591	10,000	90,591	95,889[1]
5	4,315[1]	85,500	4,315	81,185	95,889

[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,791. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($106,474 - $106,474 × $10,000 /$100,591 = $106,474 - $10,585 = $95,889). The Lifetime Income Amount will equal 4.55% of the new Benefit Base (.045 × $95,889 = $4,315).

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

GIFL Rollover Variable Annuity

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Rollover Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Core Diversified Growth & Income Trust (formerly American Diversified Growth & Income Trust) (merged into Lifestyle Growth Trust eff 10-28-2011) Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	17.190	17.190	13.283	12.500	—
Value at End of Year	—	—	—	—	—	—	17.190	17.190	13.283	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.913	12.500	12.500	12.500	—	—	—
Value at End of Year	—	—	—	—	14.913	12.500	12.500	—	—	—
No. of Units	—	—	—	—	14,511	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.535	12.920	12.500	12.500	—	—	—
Value at End of Year	—	—	—	—	14.535	12.920	12.500	—	—	—
No. of Units	—	—	—	—	23,320	937	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.362	14.467	13.707	12.500	—	—	—	—	—	—
Value at End of Year	15.307	14.362	14.467	13.707	—	—	—	—	—	—
No. of Units	62,767	65,027	97,690	60,147	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff- 10-21-2016) - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	25.568	27.292	26.639	17.260	17.260	17.260	17.260	13.209	12.500	—
Value at End of Year	—	25.568	27.292	26.639	17.260	17.260	17.260	17.260	13.209	—
No. of Units	—	80,889	42,891	2,479	—	—	—	—	—	—
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.014	12.014	12.014	12.014	9.517	12.500	—
Value at End of Year	—	—	—	—	12.014	12.014	12.014	12.014	9.517	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.541	12.541	12.541	12.541	9.234	12.500	—
Value at End of Year	—	—	—	—	12.541	12.541	12.541	12.541	9.234	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Investment Quality Bond Trust - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.813	16.256	15.681	13.983	12.562	12.553	11.299	8.690	12.500	—
Value at End of Year	16.484	15.813	16.256	15.681	13.983	12.562	12.553	11.299	8.690	—
No. of Units	647,330	657,352	665,787	393,790	298,566	166,750	14,828	14,551	1,644	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.252	13.328	12.648	—	—	—	—	—	—	—
Value at End of Year	13.983	13.252	13.328	12.648	—	—	—	—	—	—
No. of Units	741,653	329,525	141,598	—	—	—	—	—	—	—

GIFL Rollover Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.425	16.508	15.801	15.292	14.174	13.671	12.602	10.413	12.500	—
Value at End of Year	17.073	16.425	16.508	15.801	15.292	14.174	13.671	12.602	10.413	—
No. of Units	171,245	147,104	110,112	101,141	99,751	11,134	16,643	26,702	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.107	13.157	12.525	—	—	—	—	—	—	—
Value at End of Year	13.606	13.107	13.157	12.525	—	—	—	—	—	—
No. of Units	309,429	158,922	42,968	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.372	16.206	15.938	13.430	11.866	12.126	10.784	8.140	12.500	—
Value at End of Year	15.800	15.372	16.206	15.938	13.430	11.866	12.126	10.784	8.140	—
No. of Units	1,218,079	1,134,721	963,234	698,562	452,942	205,194	58,571	36,260	6,528	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.347	13.428	12.726	—	—	—	—	—	—	—
Value at End of Year	14.234	13.347	13.428	12.726	—	—	—	—	—	—
No. of Units	1,179,308	504,110	111,541	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.665	16.914	16.214	14.795	13.436	13.202	12.001	9.493	12.500	—
Value at End of Year	17.457	16.665	16.914	16.214	14.795	13.436	13.202	12.001	9.493	—
No. of Units	307,144	309,683	260,471	152,448	70,791	43,264	14,201	1,973	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.217	13.278	12.616	—	—	—	—	—	—	—
Value at End of Year	13.867	13.217	13.278	12.616	—	—	—	—	—	—
No. of Units	371,015	211,483	40,289	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.281	12.324	12.367	12.410	12.531	12.531	12.531	12.565	12.500	—
Value at End of Year	12.238	12.281	12.324	12.367	12.410	12.531	12.531	12.531	12.565	—
No. of Units	5	6	344	776	4,941	—	—	—	—	—
Total Bond Market Trust B - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.202	12.264	12.344	12.420	12.500	12.500	12.500	—	—	—
Value at End of Year	12.199	12.202	12.264	12.344	12.420	12.500	12.500	—	—	—
No. of Units	10,811	12,273	11,878	776	77,129	—	—	—	—	—

To obtain a GIFL Rollover Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Rollover SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Rollover NY SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

cut along dotted line

Please send me a GIFL Rollover Variable Annuity Statement of Additional Information dated May 1, 2017, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated May 1, 2017

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK in New York as follows:

Prospectus Issued by John Hancock Life Insurance Company of New York

( to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center
For Applications Only:
Overnight Mail Address	Mailing Address
601 Congress Street, 7th Floor	PO Box 111
Boston, MA 02210	Boston, MA 02117-0111\

For All Other Transactions:
Overnight Mail Address	Mailing Address
30 Dan Road, STE 55444	PO Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5445
(877) 391-3748 or (800) 551-2078

Website Address For All Other Transactions:	www.jhannuitiesnewyork.com

GIFL Series JHNY SEP ACCT A SAI 05/17

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; and its overnight mail address is 30 Dan Road, STE55444, Canton, MA 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay CSC a fixed cost of $2.55 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2016, 2015, and 2014 were $ 224,855,376, $252,644,283, and $284,122,028, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2016 and 2015 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$4,927	$4,636
Stocks:
Preferred stocks	7	-
Common stocks	153	76
Investments in affiliates	-	55
Mortgage loans on real estate	789	806
Real estate:
Investment properties	229	181
Cash, cash equivalents and short-term investments	10	72
Policy loans	104	170
Derivatives	752	756
Receivable for collateral on derivatives	9	4
Receivable for securities	1	1
Other invested assets	654	402

Total cash and invested assets	7,635	7,159
Investment income due and accrued	86	79
Premiums due and deferred	20	17
Amounts recoverable from reinsurers	22	23
Funds held by or deposited with reinsured companies	920	930
Net deferred tax asset	89	83
Other reinsurance receivable	31	16
Amounts due from affiliates	390	579
Other assets	11	56
Assets held in separate accounts	7,503	7,448

Total admitted assets	$16,707	$16,390

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS – (CONTINUED)

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,816	$5,675
Policyholders’ and beneficiaries funds	257	266
Dividends payable to policyholders	15	17
Policy benefits in process of payment	40	25
Other amount payable on reinsurance	41	411
Other policy obligations	1	2

Total policy and contract obligations	6,170	6,396
Payable to parent and affiliates	101	86
Transfers to (from) separate account, net	(31)	(38)
Asset valuation reserve	80	72
Reinsurance in unauthorized companies	10	7
Funds withheld from unauthorized reinsurers	334	331
Interest maintenance reserve	393	170
Current federal income taxes payable	204	-
Derivatives	456	468
Payables for collateral on derivatives	40	120
Other general account obligations	42	20
Obligations related to separate accounts	7,503	7,448

Total liabilities	15,302	15,080

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2016 and 2015)	2	2
Paid-in surplus	913	913
Unassigned surplus	490	395

Total capital and surplus	1,405	1,310

Total liabilities and capital and surplus	$16,707	$16,390

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,530	$1,751	$1,041
Consideration for supplementary contracts with life contingencies	9	12	23
Net investment income	314	335	380
Amortization of interest maintenance reserve	18	14	14
Commissions and expense allowance on reinsurance ceded	209	(34)	38
Reserve adjustment on reinsurance ceded	(427)	(8)	(7)
Separate account administrative and contract fees	103	110	114
Other revenue	40	30	21

Total premiums and other revenues	1,796	2,210	1,624

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,334	1,361	1,392
Annuity benefits	182	164	242
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	(5)	10	7
Payments on supplementary contracts with life contingencies	9	8	7
Increase (decrease) in life and long-term care reserves	213	988	433

Total benefits paid or provided	1,734	2,532	2,082

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	83	164	99
General expenses	50	48	51
Insurance taxes, licenses and fees	7	9	5
Net transfers to (from) separate accounts	(347)	(469)	(517)
Investment income ceded	101	90	207
Other deductions	(78)	(113)	(99)

Total insurance expenses and other deductions	(184)	(271)	(254)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	246	(51)	(204)

Dividends to policyholders	20	30	6

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	226	(81)	(210)

Federal income tax expense (benefit)	85	(74)	(3)

Income (loss) from operations before net realized capital gains (losses)	141	(7)	(207)

Net realized capital gains (losses)	(61)	(11)	(25)

Net income (loss)	$80	$(18)	$(232)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$2	$913	$369	$1,284

Net income (loss)			(232)	(232)
Change in net unrealized capital gains (losses)			134	134
Change in net deferred income tax			91	91
Decrease (increase) in non-admitted assets			(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance			(2)	(2)
Decrease (increase) in asset valuation reserves			(41)	(41)
Change in surplus as a result of reinsurance			(11)	(11)
Other adjustments, net			7	7

Balances at December 31, 2014	2	913	300	1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	2	913	395	1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	$2	$913	$490	$1,405

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,537	$2,446	$1,064
Net investment income received	324	346	417
Separate account fees	103	110	114
Commissions and expenses allowance on reinsurance ceded	192	21	27
Miscellaneous income	50	(147)	18
Benefits and losses paid	(2,364)	(1,263)	(1,696)
Net transfers from (to) separate accounts	355	492	541
Commissions and expenses (paid) recovered	(179)	(228)	(262)
Dividends paid to policyholders	(22)	(1)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	34	5	(39)

Net cash provided by operating activities	30	1,781	177

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,313	2,021	2,342
Stocks	62	1	4
Mortgage loans on real estate	40	138	91
Real estate	1	(1)	33
Other invested assets	63	32	17

Total investment proceeds	3,479	2,191	2,487

Cost of investments acquired:
Bonds	3,273	1,660	2,162
Stocks	85	70	2
Mortgage loans on real estate	24	187	27
Real estate	58	4	(2)
Other invested assets	300	243	117
Derivatives	60	14	37

Total cost of investments acquired	3,800	2,178	2,343
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(85)	(23)	116
Net (increase) decrease in policy loans	66	(9)	(18)

Net cash provided by (used in) investment activities	(340)	(19)	242

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(8)	(6)	(9)
Other cash provided (applied)	256	(1,796)	(332)

Net cash provided by (used in) financing and miscellaneous activities	248	(1,802)	(341)

Net increase (decrease) in cash, cash equivalents and short-term investments	(62)	(40)	78
Cash, cash equivalents and short-term investments at beginning of year	72	112	34

Cash, cash equivalents and short-term investments at end of year	$10	$72	$112

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$26	$1,395	$-
Transfer of invested assets for NYL 2015 reinsurance transactions and other affiliates, net	(26)	(1,395)	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company had two wholly-owned subsidiary C corporations for the purposes of owning real estate, John Hancock Illinois Real Estate Holdings, Inc. (“JHIREH”) and John Hancock California Real Estate Holdings, Inc. (“JHCREH”). These companies were dissolved and six single member LLCs were formed as of December 31, 2016 to hold the real estate. The LLCs are direct subsidiaries of, and wholly-owned by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $335 million and $380 million of reserves at December 31, 2016 and 2015, respectively, as a result of asset adequacy analysis. At December 31, 2016 and 2015, the Company held reserves of $404 million and $343 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2016 and 2015, the Company recorded additional reserves of $29 million and $26 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guarantees under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2016 and 2015, the Company recorded additional reserves of $185 million and $139 million, respectively, pursuant to Regulation 147. The Company is holding an additional $45 million and $90 million of reserves at December 31, 2016 and 2015, respectively, as a result of AAT.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 18% and 19% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2016 and 2015, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2016 and 2015, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.
Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 — Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$2,038	$2	$(206)	$1,834
States and political subdivisions	119	19	(1)	137
Foreign governments	47	3	-	50
Corporate bonds	2,255	163	(16)	2,402
Mortgage-backed and asset-backed securities	468	32	(2)	498

Total bonds	$4,927	$219	$(225)	$4,921

December 31, 2015:
U.S. government and agencies	$1,341	$133	$(4)	$1,470
States and political subdivisions	149	23	(1)	171
Foreign governments	48	3	-	51
Corporate bonds	2,596	130	(58)	2,668
Mortgage-backed and asset-backed securities	502	36	(4)	534

Total bonds	$4,636	$325	$(67)	$4,894

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$72	$73
Due after one year through five years	1,138	1,158
Due after five years through ten years	414	423
Due after ten years	2,835	2,769
Mortgage-backed and asset-backed securities	468	498

Total	$4,927	$4,921

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$16	$16
Bonds pledged in support of exchange-traded futures	29	29
Bonds and cash pledged in support of cleared interest rate swaps	33	21

Total fair value	$78	$66

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $169 million and $118 million, with an aggregate fair value of $175 million and $108 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2016:
U.S. government and agencies	$1,663	$(206)	$-	$-	$1,663	$(206)
States and political subdivisions	20	-	1	(1)	21	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	372	(10)	60	(6)	432	(16)
Mortgage-backed and asset-backed securities	68	(2)	5	-	73	(2)
Total	$2,123	$(218)	$66	$(7)	$2,189	$(225)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2015:
U.S. government and agencies	$107	$(4)	$-	$-	$107	$(4)
States and political subdivisions	14	(1)	-	-	14	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	778	(31)	100	(27)	878	(58)
Mortgage-backed and asset-backed securities	118	(3)	9	(1)	127	(4)
Total	$1,017	$(39)	$109	$(28)	$1,126	$(67)

At December 31, 2016 and 2015, there were 199 and 306 bonds that had a gross unrealized loss of which the single largest unrealized loss was $187 million and $4 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$3,109	$1,733	$1,945
Realized gross gains	375	43	59
Realized gross losses	(6)	(21)	(49)

For the years ended December 31, 2016 and 2015, realized capital losses include $5 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 2 and 0 securities, respectively. These are primarily made up of impairments on private bonds.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, the Company sold certain and acquired certain bonds to its parent, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$7	$-	$-	$7
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	143	11	(1)	153
Affiliates*	-	-	-	-

Total stocks	$150	$11	$(1)	$160

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$-	$-	$-	$-
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	73	5	(2)	76
Affiliates*	55	-	-	55

Total stocks	$128	$5	$(2)	$131

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 32 and 26 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$261	East North Central	$133
Industrial	70	East South Central	11
Office buildings	190	Middle Atlantic	119
Retail	201	Mountain	58
Agricultural	-	New England	18
Agribusiness	12	Pacific	272
Mixed use	-	South Atlantic	116
Other	55	West North Central	40
Allowance	-	West South Central	22
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$789	Total mortgage loans on real estate	$789

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$266	East North Central	$134
Industrial	83	East South Central	10
Office buildings	187	Middle Atlantic	121
Retail	205	Mountain	55
Agricultural	-	New England	19
Agribusiness	12	Pacific	284
Mixed use	-	South Atlantic	115
Other	53	West North Central	44
Allowance	-	West South Central	24
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$806	Total mortgage loans on real estate	$806

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 4.46% and 3.40% for commercial loans. The Company issued no new agricultural loans during 2016. The Company issued no purchase money mortgages in 2016 or 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2016 and 2015, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$54	$43
AA	199	202
A	376	341
BBB	160	220
BB	-	-
B and lower and unrated	-	-

Total	$789	$806

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	251	193
Properties held for sale	-	-
Less accumulated depreciation	(22)	(12)

Total	$229	$181

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on a book value basis which resulted in no impact to the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, the Company sold real estate to its parent, JHUSA. The real estate had a book value of $32 million and a fair value of $33 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $4 million, $0 million, and $0 million of impairments on partnerships and LLCs in 2016, 2015, or 2014. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2016 or 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$189	$232	$264
Preferred stocks	-	-	-
Common stocks	5	-	-
Mortgage loans on real estate	42	48	63
Real estate	35	29	38
Policy loans	4	5	7
Cash, cash equivalents and short-term investments	1	-	-
Other invested assets	42	35	33
Derivatives	33	29	22
Other income	1	2	-

Total investment income	352	380	427

Expenses
Investment expenses	(31)	(37)	(39)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(4)	(5)	(5)

Total investment expenses	(38)	(45)	(47)

Net investment income	$314	$335	$380

Other invested assets above represent income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended
	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$306	$61	$(19)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(130) in 2016, $(27) in 2015, and $(2) in 2014)	241	50	5

Realized capital gains (losses) before tax	65	11	(24)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	126	22	1

Net realized capital gains (losses)	$(61)	$(11)	$(25)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$20	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	123	-	-	22	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$335	$6	$-	$42	$-

Other Hedging Relationships
	Interest rate swaps	$10,917	$745	$456	$745	$456
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,940	$746	$456	$746	$456

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$11,275	$752	$456	$788	$456

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$7	$-	$22	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	173	-	-	39	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$385	$7	$-	$61	$-

Other Hedging Relationships
	Interest rate swaps	$10,904	$749	$468	$749	$468
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	608	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	-	-	-	-
	Equity index futures	485	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$12,020	$749	$468	$749	$468

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$12,405	$756	$468	$810	$468

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, the Company recorded net unrealized gains of $19 million, $19 million, and $27 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 4 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$8	$32	$196
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$9	$32	$196

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	4	(5)	(8)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	(1)	-	-
Equity index futures	(63)	(10)	(29)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(60)	$(15)	$(37)

Total gain (loss) from derivatives in other hedging relationships	$(51)	$17	$159

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company had accepted collateral consisting of cash of $40 million and $120 million and various securities with a fair value of $371 million and $258 million, respectively, which are held in separate custodial accounts. In addition, the Company has

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	153	153	119	-	34

Total common stocks	153	153	119	-	34
Derivatives:
Interest rate swaps	745	745	-	745	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	746	746	-	746	-
Assets held in separate accounts	7,503	7,503	7,503	-	-

Total assets	$8,402	$8,402	$7,622	$746	$34

Liabilities:
Derivatives:
Interest rate swaps	$456	$456	$-	$456	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	456	456	-	456	-
Liabilities held in separate accounts	7,503	7,503	7,503	-	-

Total liabilities	$7,959	$7,959	$7,503	$456	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	76	76	68	-	8

Total common stocks	76	76	68	-	8
Derivatives:
Interest rate swaps	749	749	-	749	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	749	749	-	749	-
Assets held in separate accounts	7,448	7,448	7,448	-	-

Total assets	$8,273	$8,273	$7,516	$749	$8

Liabilities:
Derivatives:
Interest rate swaps	$468	$468	$-	$468	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	468	468	-	468	-
Liabilities held in separate accounts	7,448	7,448	7,448	-	-

Total liabilities	$7,916	$7,916	$7,448	$468	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,927	$4,921	$-	$4,612	$309
Preferred stocks	7	7	-	-	7
Mortgage loans on real estate	789	851	-	-	851
Cash, cash equivalents and short term investments	10	10	10	-	-
Policy loans	104	104	-	104	-
Derivatives in effective hedge accounting and RSAT relationships	6	42	-	42	-

Total assets	$5,843	$5,935	$10	$4,758	$1,167

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	82	81	-	-	81
Policyholders’ and beneficiaries funds	126	151	-	151	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$208	$232	$-	$151	$81

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,636	$4,894	$-	$4,533	$361
Preferred stocks	-	-	-	-	-
Mortgage loans on real estate	806	861	-	-	861
Cash, cash equivalents and short term investments	72	72	72	-	-
Policy loans	170	170	-	170	-
Derivatives in effective hedge accounting and RSAT relationships	7	61	-	61	-

Total assets	$5,691	$6,058	$72	$4,764	$1,222

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	84	83	-	-	83
Policyholders’ and beneficiaries funds	266	288	-	148	140
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$350	$371	$-	$148	$223

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2016	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2014	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$1,085	$1,021	$1,025
Assumed	219	1,079	293
Ceded	226	(349)	(277)

Net	$1,530	$1,751	$1,041

Benefits to policyholders ceded	$(482)	(544)	(473)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $322 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015

	(in millions)
Premiums ceded	$(84)	$(2,189)
Premiums assumed	34	875
Benefits ceded	(185)	(85)
Benefits assumed	74	34
Other amounts payable on reinsurance	(4)	332
Funds held by or deposited with reinsured companies	920	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums assumed, net	$183	$2,231	$192
Benefits assumed, net	427	436	394
Other reinsurance receivable	9	1	10
Other amounts payable on reinsurance	41	60	86
Funds withheld from unauthorized reinsurers	-	-	1,952
Treaty settlement received (paid)	(246)	(527)	(449)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$422	$-	$-
Benefits ceded	(21)	(42)	(40)
Other amounts payable on reinsurance	-	3	-
Funds withheld from unauthorized reinsurers	9	15	25
Treaty Settlement received (paid)	56	(1)	(11)

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies with JHRECO. The recapture resulted in pre-tax income of $59 million and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$-	$-	$(4)
Benefits ceded	(12)	(8)	(8)
Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	-	-	1
Funds withheld from unauthorized reinsurers	325	316	301
Treaty Settlement received (paid)	60	2	3

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$391	$2	$393
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	391	2	393
(d) Deferred tax assets nonadmitted	160	-	160

(e) Subtotal net admitted deferred tax asset (c — d)	231	2	233
(f) Deferred tax liabilities	109	36	145

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(34)	$88

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$375	$-	$375
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	375	-	375
(d) Deferred tax assets nonadmitted	133	-	133

(e) Subtotal net admitted deferred tax asset (c — d)	242	-	242
(f) Deferred tax liabilities	120	39	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(39)	$83

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$16	$2	$18
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	16	2	18
(d) Deferred tax assets nonadmitted	27	-	27

(e) Subtotal net admitted deferred tax asset (c — d)	(11)	2	(9)
(f) Deferred tax liabilities	(11)	(3)	(14)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$-	$5	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$88	$-	$88
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	197	-	197
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	143	2	145

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$231	$2	$233

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

		(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$40	$-	$40
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$242	$-	$242

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

		(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$48	$-	$48
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(43)	-	(43)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(43)	-	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	13	-	13
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(16)	2	(14)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(11)	$2	$(9)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1324%	1609%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,316	$1,227

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$391	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$231	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$375	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$242	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$16	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(11)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2016	2015	Change

	(in millions)
1. Current income tax
(a) Federal	$85	$(74)	$159
(b) Foreign	-	-	-

(c) Subtotal	85	(74)	159
(d) Federal income tax on net capital gains	126	22	104
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$211	$(52)	$263

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2016	2015	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	356	342	14
(4) Investments	3	7	(4)
(5) Deferred acquisition costs	11	4	7
(6) Policyholder dividends accrual	5	-	5
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	1	4	(3)
(12) Tax credit carry-forward	11	10	1
(13) Other (including items <5% of total ordinary tax assets)	4	8	(4)

(99) Subtotal	$391	$375	$16
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	160	133	27

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$231	$242	$(11)
(e) Capital:
(1) Investments	$2	$-	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$2	$-	$2
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$2	$-	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$233	$242	$(9)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$72	$99	$(27)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	7	6	1
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	30	15	15

(99) Subtotal	$109	$120	$(11)
(b) Capital:
(1) Investments	$36	$39	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$36	$39	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$145	$159	$(14)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$88	$83	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)
Total deferred tax assets	$393	$375	$18
Total deferred tax liabilities	145	159	(14)

Net deferred tax assets (liabilities)	$248	$216	$32

Tax effect of unrealized gains and losses			(10)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$42

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$79	$(28)	$(74)
Net realized capital gains (losses) before IMR at statutory rate	107	21	(7)
Change in nonadmitted assets	-	-	-
Reinsurance	(7)	18	(4)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	1
Amortization of IMR	(6)	(19)	(5)
Tax recorded in surplus	1	2	1
Dividend received deduction	(8)	(7)	(7)
Investment in subsidiaries	-	1	-
Prior year adjustment	(6)	(1)	-
Tax credits	(1)	(1)	(1)
Change in tax reserve	10	1	3
Pension	-	-	-
Other	-	-	-

Total	$169	$(13)	$(93)

Federal and foreign income taxes incurred	$85	$(74)	$(3)
Capital gains tax	126	23	1
Change in net deferred income taxes	(42)	38	(91)

Total statutory income tax expense (benefit)	$169	$(13)	$(93)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2014	2029	$2
	2015	2030	-
	2016	2031

			$2

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	1
	2007	2017	1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	1
	2015	2025	1
	2016	2026	1

			$9

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $190 million, $0 million and $0 million for 2016, 2015 and 2014, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Life Insurance Company (USA)
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($192) million and $50 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$9	$8
Additions based on tax positions related to the current year	1	1
Payments	(2)	-
Additions for tax positions of prior years	13	-
Reductions for tax positions of prior years	(4)	-

Balance at end of year	$17	$9

Included in the balances as of December 31, 2016 and 2015, are $17 million and $9 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest benefit in each of the years ended December 31, 2016, 2015, and 2014, respectively. The Company had approximately $1million and $0 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2016, 2015 and 2014.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $62 million, $68 million, and $68 million at December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the Company had amounts payable of $12 million and $15 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million and $17 million for the years ended December 31, 2016 and 2015, respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2016, 2015 and 2014, the Company was billed by JHD for underwriting commissions of $61 million, $69 million, and $72 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2016 and 2015.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2016 and 2015, the Company had a receivable from JHUSA in the amount of $263 million and $473 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $18 million, to purchase other invested assets of $690 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. Approximately 27% of these commitments expire in 2017.

Contingencies: As of December 31, 2016, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against our parent company, JHUSA, are pending, one in New York and one in California, in which claims are made that JHUSA breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. JHUSA believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$97	$-	$-	$97	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,255	7,255	70%

Total with adjustment or at fair value	100	-	7,255	7,355	71%
At book value without adjustment (minimal or no charge or adjustment)	1,532	-	-	1,532	15%
Not subject to discretionary withdrawal	1,410	-	2	1,412	14%

Total (gross)	3,042	-	7,257	10,299	100%

Reinsurance ceded	1,176	-	-	1,176

Total (net)	$1,866	$-	$7,257	$9,123

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$105	$-	$-	$105	1%
At book value less current surrender charge of 5% or more	4	-	-	4	0%
At fair value	-	-	7,215	7,215	69%

Total with adjustment or at fair value	109	-	7,215	7,324	70%
At book value without adjustment (minimal or no charge or adjustment)	1,708	-	-	1,708	16%
Not subject to discretionary withdrawal	1,430	-	2	1,432	14%

Total (gross)	3,247	-	7,217	10,464	100%

Reinsurance ceded	1,264	-	-	1,264

Total (net)	$1,983	$-	$7,217	$9,200

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2016 and 2015. The assets legally insulated from the general account are attributed to the following products/transactions:

	December 31,
Product/Transaction	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$4,296	$4,066
Variable and Fixed Annuities	2,972	3,167
Life insurance	235	215

Total	$7,503	$7,448

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2016	$17	$4
2015	$18	$2
2014	$19	$5
2013	$20	$5
2012	$21	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$3,021	$3,217
Amount of reserve held	185	223
Net amount at risk — gross	402	442
Weighted average attained age	68	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$1,585	$1,598
Balanced	1,239	1,379
Bonds	355	375
Money Market	23	26

Total	$3,202	$3,378

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2016	2015

	(in millions)
Premiums, deposits and other considerations	$806	$727

Reserves for accounts with assets at:
Fair value	7,472	7,410
Amortized cost	-	-

Total	$7,472	$7,410

	December 31,
	2016	2015

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	99	107
At fair value	7,318	7,263
At book value without fair value adjustments and with current surrender charge of less than 5%	53	38

Subtotal	7,470	7,408
Not subject to discretionary withdrawal	2	2

Total	$7,472	$7,410

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$1,022	$934	$884
Transfers from separate accounts	1,369	1,403	1,401

Net transfers to (from) separate accounts	$(347)	$(469)	$(517)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2016

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive MVP Series I
500 Index Fund B Series II	Lifestyle Aggressive MVP Series II
500 Index Fund B Series NAV	Lifestyle Aggressive Trust PS Series I
Active Bond Trust Series I	Lifestyle Aggressive Trust PS Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series I
All Cap Core Trust Series I	Lifestyle Balanced MVP Series II
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series I
American Asset Allocation Trust Series I	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series I
American Global Growth Trust Series II	Lifestyle Conservative MVP Series II
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series I
American Growth Income Trust Series I	Lifestyle Conservative Trust PS Series II
American Growth Income Trust Series II	Lifestyle Growth MVP Series I
American Growth Income Trust Series III	Lifestyle Growth MVP Series II
American Growth Trust Series II	Lifestyle Growth Trust PS Series I
American Growth Trust Series III	Lifestyle Growth Trust PS Series II
American International Trust Series II	Lifestyle Moderate MVP Series I
American International Trust Series III	Lifestyle Moderate MVP Series II
American New World Trust Series II	Lifestyle Moderate Trust PS Series I
American New World Trust Series III	Lifestyle Moderate Trust PS Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Bond Trust Series I	Mid Cap Stock Trust Series I
Bond Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Trust Series I	Mid Value Trust Series I
Capital Appreciation Trust Series II	Mid Value Trust Series II
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series	Money Market Trust Series II
Core Bond Trust Series II	Money-Market Trust Series NAV
Core Strategy Trust Series I	Mutual Shares Trust Series I
Core Strategy Trust Series II	PIMCO All Asset
Core Strategy Trust Series NAV	Real Estate Securities Trust Series I
DWS Equity 500 Index	Real Estate Securities Trust Series II
Equity Income Trust Series I	Science & Technology Trust Series I
Equity Income Trust Series II	Science & Technology Trust Series II
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Financial Industries Trust Series II	Short Term Government Income Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Growth Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Growth Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Index Trust Series I
Global Bond Trust Series I	Small Cap Index Trust Series II
Global Bond Trust Series II	Small Cap Opportunities Trust Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Global Trust Series I	Small Cap Opportunities Trust Series II
Global Trust Series II	Small Cap Value Trust Series II
Health Science Trust Series I	Small Company Value Trust Series I
Health Science Trust Series II	Small Company Value Trust Series II
High Yield Trust Series I	Strategic Income Opportunities Trust Series I
High Yield Trust Series II	Strategic Income Opportunities Trust Series II
International Equity Index Trust B Series I	Total Bond Market Trust B Series II
International Equity Index Trust B Series II	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series NAV	Total Stock Market Index Trust Series I
International Growth Stock Trust Series II	Total Stock Market Index Trust Series II
International Small Company Trust Series I	Ultra Short Term Bond Trust Series II
International Small Company Trust Series II	Utilities Trust Series I
International Value Trust Series I	Utilities Trust Series II
International Value Trust Series II	Value Trust Series I
Investment Quality Bond Trust Series I	Value Trust Series II
Investment Quality Bond Trust Series II

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Franklin Templeton Founding Allocation Trust Series II, International Core Trust Series I, International Core Trust Series II, Money Market Trust B Series NAV, Real Return Bond Trust Series II, U.S. Equity Trust Series I, and U.S. Equity Trust Series II sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2016, the results of their and the closed sub-accounts’ operations and changes in contract owners’ for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series I	500 Index Fund B Series II	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$12,253,452	$10,784,280	$6,387,686	$1,652,267	$22,132,811	$2,785,659

Net Assets
Contracts in accumulation	$12,135,687	$10,713,947	$6,387,686	$1,636,207	$22,132,811	$2,785,659
Contracts in payout (annuitization)	117,765	70,333	—	16,060	—	—

Total net assets	$12,253,452	$10,784,280	$6,387,686	$1,652,267	$22,132,811	$2,785,659

Units outstanding	602,609	538,230	325,273	85,668	1,198,147	101,298
Unit value	$20.33	$20.04	$19.64	$19.29	$18.47	$27.50

Shares	449,009	394,884	234,067	174,843	2,337,150	92,302
Cost	$11,398,065	$8,833,543	$4,131,480	$1,704,676	$23,081,368	$1,554,614

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$915,085	$6,624,222	$82,646,747	$11,227,180	$7,510	$86,997,110

Net Assets
Contracts in accumulation	$915,085	$6,610,804	$82,640,781	$11,080,008	$7,510	$86,921,467
Contracts in payout (annuitization)	—	13,418	5,966	147,172	—	75,643

Total net assets	$915,085	$6,624,222	$82,646,747	$11,227,180	$7,510	$86,997,110

Units outstanding	33,436	372,129	4,806,773	653,213	379	2,957,881
Unit value	$27.37	$17.80	$17.19	$17.19	$19.82	$29.41

Shares	30,381	495,825	6,181,507	838,475	561	4,692,401
Cost	$647,977	$5,530,626	$65,127,648	$10,938,060	$7,724	$72,176,258

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III
Total Assets
Investments at fair value	$443,972	$6,560,018	$82,343,009	$767,696	$44,091,638	$372,998

Net Assets
Contracts in accumulation	$443,972	$6,543,938	$82,330,383	$767,696	$44,079,024	$372,998
Contracts in payout (annuitization)	—	16,080	12,626	—	12,614	—

Total net assets	$443,972	$6,560,018	$82,343,009	$767,696	$44,091,638	$372,998

Units outstanding	20,854	220,494	3,031,937	35,319	1,887,659	27,380
Unit value	$21.29	$29.75	$27.16	$21.74	$23.36	$13.62

Shares	23,947	373,152	4,694,584	43,743	2,491,053	21,133
Cost	$412,540	$6,143,563	$73,197,178	$759,698	$37,744,578	$336,433

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American New World Trust Series II	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$4,177,699	$13,217	$18,475,706	$14,543,928	$895,729	$63,615,088

Net Assets
Contracts in accumulation	$4,177,699	$13,217	$18,300,406	$14,543,928	$895,729	$63,613,594
Contracts in payout (annuitization)	—	—	175,300	—	—	1,494

Total net assets	$4,177,699	$13,217	$18,475,706	$14,543,928	$895,729	$63,615,088

Units outstanding	313,901	983	451,123	517,022	65,370	4,885,742
Unit value	$13.31	$13.45	$40.95	$28.13	$13.70	$13.02

Shares	376,031	1,194	673,068	540,868	67,297	4,772,325
Cost	$4,833,567	$15,605	$15,536,820	$15,227,399	$926,922	$65,611,856

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II	Core Strategy Trust Series I
Total Assets
Investments at fair value	$9,115,007	$6,721,144	$23,138,009	$7,178,857	$14,737,546	$201,830

Net Assets
Contracts in accumulation	$9,101,858	$6,718,189	$23,138,009	$7,165,124	$14,729,560	$201,830
Contracts in payout (annuitization)	13,149	2,955	—	13,733	7,986	—

Total net assets	$9,115,007	$6,721,144	$23,138,009	$7,178,857	$14,737,546	$201,830

Units outstanding	523,820	259,722	1,137,247	420,069	903,915	13,384
Unit value	$17.40	$25.88	$20.35	$17.09	$16.30	$15.08

Shares	779,727	592,171	2,095,834	548,423	1,126,724	14,223
Cost	$9,268,237	$7,507,635	$23,853,991	$7,391,224	$15,142,818	$203,644

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index	Equity Income Trust Series I (a)	Equity Income Trust Series II (b)	Financial Industries Trust Series I
Total Assets
Investments at fair value	$205,549,444	$221,933	$2,839,748	$23,462,722	$21,988,197	$623,737

Net Assets
Contracts in accumulation	$205,526,302	$221,933	$2,839,748	$23,426,285	$21,986,031	$623,737
Contracts in payout (annuitization)	23,142	—	—	36,437	2,166	—

Total net assets	$205,549,444	$221,933	$2,839,748	$23,462,722	$21,988,197	$623,737

Units outstanding	11,212,786	11,808	81,737	480,526	894,925	28,864
Unit value	$18.33	$18.80	$34.74	$48.83	$24.57	$21.61

Shares	14,424,522	15,629	145,107	1,407,482	1,323,793	47,396
Cost	$207,156,766	$219,669	$2,116,334	$21,980,298	$21,145,904	$593,402

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II
Total Assets
Investments at fair value	$3,572,300	$5,263,422	$22,545,770	$26,561,749	$1,513,277	$8,269,483

Net Assets
Contracts in accumulation	$3,572,300	$5,263,422	$22,392,008	$26,547,136	$1,513,277	$8,269,483
Contracts in payout (annuitization)	—	—	153,762	14,613	—	—

Total net assets	$3,572,300	$5,263,422	$22,545,770	$26,561,749	$1,513,277	$8,269,483

Units outstanding	157,888	163,182	888,645	1,133,566	45,108	446,523
Unit value	$22.63	$32.25	$25.37	$23.43	$33.55	$18.52

Shares	273,321	252,563	1,219,349	1,426,517	124,447	689,124
Cost	$3,332,522	$3,774,655	$21,363,388	$24,713,100	$1,583,131	$8,726,007

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$6,829,012	$5,967,489	$3,127,200	$10,934,600	$1,779,152	$6,630,071

Net Assets
Contracts in accumulation	$6,823,854	$5,967,489	$3,127,200	$10,934,600	$1,775,096	$6,587,776
Contracts in payout (annuitization)	5,158	—	—	—	4,056	42,295

Total net assets	$6,829,012	$5,967,489	$3,127,200	$10,934,600	$1,779,152	$6,630,071

Units outstanding	193,204	306,157	57,614	200,304	82,881	288,097
Unit value	$35.35	$19.49	$54.28	$54.59	$21.47	$23.01

Shares	363,632	319,117	143,252	533,916	340,182	1,241,586
Cost	$5,918,426	$6,068,192	$3,699,452	$14,418,686	$1,973,539	$7,218,046

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$692,419	$2,438,873	$1,027,110	$2,442,209	$1,476,745	$2,987,304

Net Assets
Contracts in accumulation	$692,287	$2,438,873	$1,027,110	$2,442,209	$1,476,543	$2,985,385
Contracts in payout (annuitization)	132	—	—	—	202	1,919

Total net assets	$692,419	$2,438,873	$1,027,110	$2,442,209	$1,476,745	$2,987,304

Units outstanding	51,668	184,607	96,228	175,381	82,705	171,739
Unit value	$13.40	$13.21	$10.67	$13.93	$17.86	$17.39

Shares	46,817	164,677	69,493	158,174	118,519	239,944
Cost	$734,146	$2,485,681	$1,009,679	$2,456,352	$1,346,046	$2,505,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series II
Total Assets
Investments at fair value	$5,002,546	$7,665,790	$3,252,399	$15,227,358	$461,190	$5,529,053

Net Assets
Contracts in accumulation	$4,987,142	$7,661,739	$3,243,596	$15,227,358	$461,190	$5,529,053
Contracts in payout (annuitization)	15,404	4,051	8,803	—	—	—

Total net assets	$5,002,546	$7,665,790	$3,252,399	$15,227,358	$461,190	$5,529,053

Units outstanding	261,735	367,280	114,504	825,994	22,367	262,379
Unit value	$19.11	$20.87	$28.40	$18.44	$20.62	$21.07

Shares	401,811	616,221	295,942	1,384,305	46,821	563,040
Cost	$4,679,137	$7,214,270	$3,436,615	$16,142,296	$399,630	$5,195,558

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series II	Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Trust PS Series II
Total Assets
Investments at fair value	$1,221,876	$13,553,488	$8,321,589	$242,463,522	$13,204,593	$372,541,894

Net Assets
Contracts in accumulation	$1,221,876	$13,553,488	$8,311,850	$242,463,522	$13,203,500	$372,390,940
Contracts in payout (annuitization)	—	—	9,739	—	1,093	150,954

Total net assets	$1,221,876	$13,553,488	$8,321,589	$242,463,522	$13,204,593	$372,541,894

Units outstanding	87,879	980,871	368,764	12,926,960	969,157	26,359,393
Unit value	$13.90	$13.82	$22.57	$18.76	$13.62	$14.13

Shares	95,385	1,058,040	690,588	20,222,145	958,243	26,995,789
Cost	$1,209,979	$13,429,888	$8,548,433	$246,290,557	$13,500,305	$380,862,206

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series II	Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series II
Total Assets
Investments at fair value	$2,219,880	$58,550,042	$3,476,759	$76,609,134	$4,325,689	$253,367,262

Net Assets
Contracts in accumulation	$2,209,466	$58,506,877	$3,475,726	$76,592,032	$4,325,689	$253,248,751
Contracts in payout (annuitization)	10,414	43,165	1,033	17,102	—	118,511

Total net assets	$2,219,880	$58,550,042	$3,476,759	$76,609,134	$4,325,689	$253,367,262

Units outstanding	86,152	3,300,302	263,084	5,659,425	201,629	13,685,000
Unit value	$25.77	$17.74	$13.22	$13.54	$21.45	$18.51

Shares	199,629	5,303,446	269,307	5,924,914	333,001	19,565,040
Cost	$2,452,481	$65,925,385	$3,600,912	$79,196,345	$4,077,470	$243,068,656

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series II	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II
Total Assets
Investments at fair value	$9,328,091	$552,006,635	$3,619,618	$98,063,158	$2,901,883	$129,752,368

Net Assets
Contracts in accumulation	$9,328,091	$552,006,635	$3,619,618	$98,063,158	$2,900,809	$129,744,427
Contracts in payout (annuitization)	—	—	—	—	1,074	7,941

Total net assets	$9,328,091	$552,006,635	$3,619,618	$98,063,158	$2,901,883	$129,752,368

Units outstanding	673,390	38,102,105	144,012	5,330,405	215,113	9,303,760
Unit value	$13.85	$14.49	$25.13	$18.40	$13.49	$13.95

Shares	641,988	37,938,600	310,697	8,468,321	214,954	9,597,069
Cost	$9,383,565	$554,450,406	$3,899,596	$106,999,826	$3,001,637	$133,980,452

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II
Total Assets
Investments at fair value	$1,292,085	$9,569,611	$6,045,638	$10,556,018	$3,278,072	$8,909,582

Net Assets
Contracts in accumulation	$1,292,085	$9,569,611	$6,045,606	$10,544,877	$3,255,384	$8,909,582
Contracts in payout (annuitization)	—	—	32	11,141	22,688	—

Total net assets	$1,292,085	$9,569,611	$6,045,638	$10,556,018	$3,278,072	$8,909,582

Units outstanding	33,692	292,032	226,257	329,009	105,277	292,588
Unit value	$38.35	$32.77	$26.72	$32.08	$31.14	$30.45

Shares	60,604	450,547	426,952	784,834	282,106	766,086
Cost	$1,244,578	$8,823,078	$6,440,310	$12,155,754	$3,161,151	$8,670,561

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Money Market Trust Series I	Money Market Trust Series II	Money- Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$2,621,068	$15,410,493	$1,096,091	$748,876	$1,406,001	$2,157,760

Net Assets
Contracts in accumulation	$2,611,790	$15,410,493	$1,096,091	$748,876	$1,406,001	$2,156,463
Contracts in payout (annuitization)	9,278	—	—	—	—	1,297

Total net assets	$2,621,068	$15,410,493	$1,096,091	$748,876	$1,406,001	$2,157,760

Units outstanding	178,707	1,343,147	88,535	39,320	75,286	41,646
Unit value	$14.67	$11.47	$12.38	$19.05	$18.68	$51.81

Shares	2,621,068	15,410,493	1,096,091	63,788	138,114	115,698
Cost	$2,621,068	$15,410,493	$1,096,091	$683,735	$1,524,989	$1,601,033

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$7,197,144	$6,067,575	$6,246,868	$2,815,801	$4,094,495	$17,829

Net Assets
Contracts in accumulation	$7,193,234	$6,067,307	$6,246,868	$2,814,691	$4,094,495	$17,829
Contracts in payout (annuitization)	3,910	268	—	1,110	—	—

Total net assets	$7,197,144	$6,067,575	$6,246,868	$2,815,801	$4,094,495	$17,829

Units outstanding	186,391	249,063	208,877	231,184	343,778	906
Unit value	$38.61	$24.36	$29.91	$12.18	$11.91	$19.68

Shares	385,286	269,910	288,140	232,327	337,551	2,226
Cost	$5,929,320	$4,924,614	$6,244,186	$2,950,199	$4,198,455	$22,610

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,581,517	$228,186	$6,274,967	$2,909,823	$6,549,825	$3,762,220

Net Assets
Contracts in accumulation	$2,564,980	$228,186	$6,267,736	$2,909,823	$6,549,825	$3,762,220
Contracts in payout (annuitization)	16,537	—	7,231	—	—	—

Total net assets	$2,581,517	$228,186	$6,274,967	$2,909,823	$6,549,825	$3,762,220

Units outstanding	104,832	7,757	209,360	79,802	187,123	119,161
Unit value	$24.63	$29.42	$29.97	$36.46	$35.00	$31.57

Shares	337,453	15,481	428,033	93,684	214,187	175,805
Cost	$3,462,267	$225,080	$5,773,334	$2,779,112	$5,560,113	$3,877,023

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$2,984,094	$9,128,213	$3,391,923	$7,140,265	$3,193,660	$1,060,812

Net Assets
Contracts in accumulation	$2,984,094	$9,128,213	$3,385,305	$7,128,676	$3,193,660	$1,060,812
Contracts in payout (annuitization)	—	—	6,618	11,589	—	—

Total net assets	$2,984,094	$9,128,213	$3,391,923	$7,140,265	$3,193,660	$1,060,812

Units outstanding	68,247	260,226	149,715	327,692	259,214	83,174
Unit value	$43.72	$35.08	$22.66	$21.79	$12.32	$12.75

Shares	135,272	420,461	252,940	530,875	316,517	105,344
Cost	$2,237,207	$7,042,108	$3,470,226	$7,128,918	$3,290,591	$1,120,210

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I
Total Assets
Investments at fair value	$480,505	$4,855,598	$20,932,491	$1,459,240	$3,112,549	$4,116,417

Net Assets
Contracts in accumulation	$480,505	$4,855,598	$20,565,430	$1,459,240	$3,112,549	$4,115,246
Contracts in payout (annuitization)	—	—	367,061	—	—	1,171

Total net assets	$480,505	$4,855,598	$20,932,491	$1,459,240	$3,112,549	$4,116,417

Units outstanding	22,907	179,667	1,815,946	53,229	75,503	87,229
Unit value	$20.98	$27.03	$11.53	$27.41	$41.22	$47.19

Shares	25,013	253,556	1,817,056	115,813	249,603	194,446
Cost	$382,221	$3,626,113	$21,190,009	$1,552,615	$3,313,816	$3,571,428

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

Value Trust Series II
Total Assets
Investments at fair value	$2,974,143

Net Assets
Contracts in accumulation	$2,974,143
Contracts in payout (annuitization)	—

Total net assets	$2,974,143

Units outstanding	96,542
Unit value	$30.81

Shares	141,155
Cost	$3,064,420

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$169,240	$49,151	$153,337	$134,825	$109,920	$111,370
Expenses:
Mortality and expense risk and administrative charges	(66,751)	(47,783)	(143,554)	(147,642)	(87,057)	(96,865)

Net investment income (loss)	102,489	1,368	9,783	(12,817)	22,863	14,505

Realized gains (losses) on investments:
Capital gain distributions received	41,917	29,144	153,232	90,197	99,078	63,854
Net realized gain (loss)	126,585	285,812	298,724	599,403	156,010	414,119

Realized gains (losses)	168,502	314,956	451,956	689,600	255,088	477,973

Unrealized appreciation (depreciation) during the period	408,657	(318,535)	470,422	(718,836)	323,723	(499,056)

Net increase (decrease) in net assets from operations	679,648	(2,211)	932,161	(42,053)	601,674	(6,578)

Changes from principal transactions:
Purchase payments	13,062	28,878	189,111	374,379	21,713	35,695
Transfers between sub-accounts and the company	9,217,246	(324,344)	1,248,424	(1,144,640)	(108,720)	(365,417)
Withdrawals	(478,817)	(389,728)	(472,293)	(488,853)	(300,765)	(968,308)
Annual contract fee	(2,192)	(1,345)	(32,987)	(30,208)	(34,555)	(36,642)

Net increase (decrease) in net assets from principal transactions	8,749,299	(686,539)	932,255	(1,289,322)	(422,327)	(1,334,672)

Total increase (decrease) in net assets	9,428,947	(688,750)	1,864,416	(1,331,375)	179,347	(1,341,250)
Net assets at beginning of period	2,824,505	3,513,255	8,919,864	10,251,239	6,208,339	7,549,589

Net assets at end of period	$12,253,452	$2,824,505	$10,784,280	$8,919,864	$6,387,686	$6,208,339

	2016	2015	2016	2015	2016	2015
Units, beginning of period	154,799	191,648	487,936	560,908	347,995	422,503
Units issued	484,668	12,729	103,854	64,671	2,189	4,590
Units redeemed	(36,858)	(49,578)	(53,560)	(137,643)	(24,911)	(79,098)

Units, end of period	602,609	154,799	538,230	487,936	325,273	347,995

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$62,076	$103,494	$775,530	$1,186,067	$47,105	$29,798
Expenses:
Mortality and expense risk and administrative charges	(26,784)	(31,886)	(372,899)	(411,284)	(40,611)	(48,088)

Net investment income (loss)	35,292	71,608	402,631	774,783	6,494	(18,290)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,935	12,745	33,748	217,645	249,460	323,507

Realized gains (losses)	4,935	12,745	33,748	217,645	249,460	323,507

Unrealized appreciation (depreciation) during the period	11,362	(109,801)	193,306	(1,396,880)	(19,976)	(262,407)

Net increase (decrease) in net assets from operations	51,589	(25,448)	629,685	(404,452)	235,978	42,810

Changes from principal transactions:
Purchase payments	258	12,531	34,772	129,900	11,800	32,136
Transfers between sub-accounts and the company	(18,706)	(9,430)	214,436	335,968	(70,671)	(73,204)
Withdrawals	(371,922)	(266,569)	(2,899,033)	(3,158,270)	(351,850)	(423,616)
Annual contract fee	(1,054)	(1,139)	(78,726)	(82,519)	(1,641)	(1,836)

Net increase (decrease) in net assets from principal transactions	(391,424)	(264,607)	(2,728,551)	(2,774,921)	(412,362)	(466,520)

Total increase (decrease) in net assets	(339,835)	(290,055)	(2,098,866)	(3,179,373)	(176,384)	(423,710)
Net assets at beginning of period	1,992,102	2,282,157	24,231,677	27,411,050	2,962,043	3,385,753

Net assets at end of period	$1,652,267	$1,992,102	$22,132,811	$24,231,677	$2,785,659	$2,962,043

	2016	2015	2016	2015	2016	2015
Units, beginning of period	106,375	120,259	1,345,944	1,496,502	117,354	134,871
Units issued	1,126	5,336	74,129	100,334	625	1,763
Units redeemed	(21,833)	(19,220)	(221,926)	(250,892)	(16,681)	(19,280)

Units, end of period	85,668	106,375	1,198,147	1,345,944	101,298	117,354

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$13,397	$6,736	$82,205	$135,597	$898,652	$1,680,077
Expenses:
Mortality and expense risk and administrative charges	(13,410)	(14,504)	(94,464)	(101,614)	(1,200,576)	(1,370,903)

Net investment income (loss)	(13)	(7,768)	(12,259)	33,983	(301,924)	309,174

Realized gains (losses) on investments:
Capital gain distributions received	—	—	849,654	572,734	10,715,205	7,569,108
Net realized gain (loss)	6,822	34,944	254,428	477,571	4,128,579	6,156,064

Realized gains (losses)	6,822	34,944	1,104,082	1,050,305	14,843,784	13,725,172

Unrealized appreciation (depreciation) during the period	66,241	(15,471)	(626,674)	(1,106,288)	(8,651,938)	(14,462,904)

Net increase (decrease) in net assets from operations	73,050	11,705	465,149	(22,000)	5,889,922	(428,558)

Changes from principal transactions:
Purchase payments	888	1,888	15,630	8,560	76,347	410,177
Transfers between sub-accounts and the company	992	(68,100)	215,592	(84,455)	(980,016)	(2,581,750)
Withdrawals	(11,761)	(40,306)	(484,034)	(819,145)	(7,529,860)	(10,343,130)
Annual contract fee	(4,569)	(4,674)	(3,210)	(3,587)	(535,664)	(586,807)

Net increase (decrease) in net assets from principal transactions	(14,450)	(111,192)	(256,022)	(898,627)	(8,969,193)	(13,101,510)

Total increase (decrease) in net assets	58,600	(99,487)	209,127	(920,627)	(3,079,271)	(13,530,068)
Net assets at beginning of period	856,485	955,972	6,415,095	7,335,722	85,726,018	99,256,086

Net assets at end of period	$915,085	$856,485	$6,624,222	$6,415,095	$82,646,747	$85,726,018

	2016	2015	2016	2015	2016	2015
Units, beginning of period	33,998	38,162	387,070	440,971	5,321,337	6,075,043
Units issued	83	826	23,186	7,665	652,788	1,171,747
Units redeemed	(645)	(4,990)	(38,127)	(61,566)	(1,167,352)	(1,925,453)

Units, end of period	33,436	33,998	372,129	387,070	4,806,773	5,321,337

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Growth Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$93,906	$200,004	$93	$148	$280,558	$92,102
Expenses:
Mortality and expense risk and administrative charges	(176,251)	(207,976)	(58)	(61)	(1,361,419)	(1,543,983)

Net investment income (loss)	(82,345)	(7,972)	35	87	(1,080,861)	(1,451,881)

Realized gains (losses) on investments:
Capital gain distributions received	1,500,560	1,025,826	938	539	26,690,330	5,151,664
Net realized gain (loss)	857,867	1,341,028	57	222	7,401,153	11,076,797

Realized gains (losses)	2,358,427	2,366,854	995	761	34,091,483	16,228,461

Unrealized appreciation (depreciation) during the period	(2,478,173)	(1,626,134)	(1,010)	(361)	(26,682,948)	(9,986,510)

Net increase (decrease) in net assets from operations	(202,091)	732,748	20	487	6,327,674	4,790,070

Changes from principal transactions:
Purchase payments	22,236	46,480	—	—	129,751	343,065
Transfers between sub-accounts and the company	(394,004)	(445,341)	530	(525)	(2,505,505)	(3,740,112)
Withdrawals	(1,414,084)	(1,608,293)	(224)	(257)	(8,539,040)	(12,148,879)
Annual contract fee	(67,199)	(70,712)	(73)	(70)	(347,339)	(375,245)

Net increase (decrease) in net assets from principal transactions	(1,853,051)	(2,077,866)	233	(852)	(11,262,133)	(15,921,171)

Total increase (decrease) in net assets	(2,055,142)	(1,345,118)	253	(365)	(4,934,459)	(11,131,101)
Net assets at beginning of period	13,282,322	14,627,440	7,257	7,622	91,931,569	103,062,670

Net assets at end of period	$11,227,180	$13,282,322	$7,510	$7,257	$86,997,110	$91,931,569

	2016	2015	2016	2015	2016	2015
Units, beginning of period	762,685	890,811	366	408	3,346,604	3,932,597
Units issued	49,301	76,435	46	11	169,209	172,537
Units redeemed	(158,773)	(204,561)	(33)	(53)	(557,932)	(758,530)

Units, end of period	653,213	762,685	379	366	2,957,881	3,346,604

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series III		American Growth-Income Trust Series I		American Growth-Income Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,490	$2,748	$102,908	$89,727	$1,259,658	$1,078,064
Expenses:
Mortality and expense risk and administrative charges	(4,220)	(4,383)	(96,366)	(107,068)	(1,299,114)	(1,467,887)

Net investment income (loss)	(730)	(1,635)	6,542	(17,341)	(39,456)	(389,823)

Realized gains (losses) on investments:
Capital gain distributions received	134,478	23,571	1,586,567	757,665	20,611,269	10,035,239
Net realized gain (loss)	12,472	24,876	408,450	702,780	5,748,360	7,805,372

Realized gains (losses)	146,950	48,447	1,995,017	1,460,445	26,359,629	17,840,611

Unrealized appreciation (depreciation) during the period	(109,623)	(20,413)	(1,423,323)	(1,453,120)	(18,875,485)	(17,687,052)

Net increase (decrease) in net assets from operations	36,597	26,399	578,236	(10,016)	7,444,688	(236,264)

Changes from principal transactions:
Purchase payments	180	180	11,440	17,103	169,978	288,273
Transfers between sub-accounts and the company	(2,733)	(19,750)	21,821	(164,241)	(2,954,488)	12,314
Withdrawals	(26,798)	(28,428)	(541,722)	(894,070)	(8,617,022)	(12,145,351)
Annual contract fee	(3,960)	(4,074)	(3,233)	(4,076)	(347,489)	(369,492)

Net increase (decrease) in net assets from principal transactions	(33,311)	(52,072)	(511,694)	(1,045,284)	(11,749,021)	(12,214,256)

Total increase (decrease) in net assets	3,286	(25,673)	66,542	(1,055,300)	(4,304,333)	(12,450,520)
Net assets at beginning of period	440,686	466,359	6,493,476	7,548,776	86,647,342	99,097,862

Net assets at end of period	$443,972	$440,686	$6,560,018	$6,493,476	$82,343,009	$86,647,342

	2016	2015	2016	2015	2016	2015
Units, beginning of period	22,432	25,131	238,872	276,728	3,496,835	3,977,321
Units issued	499	237	11,086	5,311	34,134	191,095
Units redeemed	(2,077)	(2,936)	(29,464)	(43,167)	(499,032)	(671,581)

Units, end of period	20,854	22,432	220,494	238,872	3,031,937	3,496,835

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series III		American International Trust Series II		American International Trust Series III
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$15,111	$13,334	$371,112	$493,387	$4,898	$5,889
Expenses:
Mortality and expense risk and administrative charges	(7,209)	(7,415)	(697,448)	(804,939)	(3,586)	(3,764)

Net investment income (loss)	7,902	5,919	(326,336)	(311,552)	1,312	2,125

Realized gains (losses) on investments:
Capital gain distributions received	187,758	83,216	—	—	—	—
Net realized gain (loss)	7,696	28,267	2,324,856	3,775,129	4,179	7,170

Realized gains (losses)	195,454	111,483	2,324,856	3,775,129	4,179	7,170

Unrealized appreciation (depreciation) during the period	(127,239)	(112,747)	(1,287,209)	(6,260,695)	4,933	(27,969)

Net increase (decrease) in net assets from operations	76,117	4,655	711,311	(2,797,118)	10,424	(18,674)

Changes from principal transactions:
Purchase payments	180	540	94,426	416,414	120	360
Transfers between sub-accounts and the company	(13,147)	(7,823)	513,467	1,564,684	11,137	10,031
Withdrawals	(33,760)	(59,581)	(4,148,489)	(6,874,646)	(16,536)	(31,493)
Annual contract fee	(5,512)	(5,677)	(191,979)	(207,203)	(2,956)	(3,190)

Net increase (decrease) in net assets from principal transactions	(52,239)	(72,541)	(3,732,575)	(5,100,751)	(8,235)	(24,292)

Total increase (decrease) in net assets	23,878	(67,886)	(3,021,264)	(7,897,869)	2,189	(42,966)
Net assets at beginning of period	743,818	811,704	47,112,902	55,010,771	370,809	413,775

Net assets at end of period	$767,696	$743,818	$44,091,638	$47,112,902	$372,998	$370,809

	2016	2015	2016	2015	2016	2015
Units, beginning of period	37,792	41,452	2,044,576	2,243,916	27,882	29,419
Units issued	274	884	156,328	188,184	2,053	1,606
Units redeemed	(2,747)	(4,544)	(313,245)	(387,524)	(2,555)	(3,143)

Units, end of period	35,319	37,792	1,887,659	2,044,576	27,380	27,882

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Blue Chip Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$10,017	$65,874	$97	$273	$2,188	$—
Expenses:
Mortality and expense risk and administrative charges	(61,438)	(68,527)	(132)	(140)	(270,933)	(309,471)

Net investment income (loss)	(51,421)	(2,653)	(35)	133	(268,745)	(309,471)

Realized gains (losses) on investments:
Capital gain distributions received	167,796	503,659	519	1,510	3,054,664	3,826,947
Net realized gain (loss)	(169,635)	14,677	(185)	(2)	1,157,860	1,889,047

Realized gains (losses)	(1,839)	518,336	334	1,508	4,212,524	5,715,994

Unrealized appreciation (depreciation) during the period	179,433	(746,282)	227	(2,221)	(4,138,128)	(3,490,262)

Net increase (decrease) in net assets from operations	126,173	(230,599)	526	(580)	(194,349)	1,916,261

Changes from principal transactions:
Purchase payments	292,276	394,398	—	—	39,239	13,319
Transfers between sub-accounts and the company	(335,546)	(329,459)	—	—	(207,728)	(307,161)
Withdrawals	(275,483)	(522,869)	(592)	(601)	(1,679,845)	(2,574,385)
Annual contract fee	(19,053)	(19,706)	—	—	(9,815)	(10,804)

Net increase (decrease) in net assets from principal transactions	(337,806)	(477,636)	(592)	(601)	(1,858,149)	(2,879,031)

Total increase (decrease) in net assets	(211,633)	(708,235)	(66)	(1,181)	(2,052,498)	(962,770)
Net assets at beginning of period	4,389,332	5,097,567	13,283	14,464	20,528,204	21,490,974

Net assets at end of period	$4,177,699	$4,389,332	$13,217	$13,283	$18,475,706	$20,528,204

	2016	2015	2016	2015	2016	2015
Units, beginning of period	340,468	374,880	1,029	1,074	496,247	572,476
Units issued	45,717	63,861	—	—	10,957	14,668
Units redeemed	(72,284)	(98,273)	(46)	(45)	(56,081)	(90,897)

Units, end of period	313,901	340,468	983	1,029	451,123	496,247

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series II		Bond Trust Series I		Bond Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$26,087	$26,055	$1,732,779	$1,775,440
Expenses:
Mortality and expense risk and administrative charges	(234,861)	(269,472)	(8,616)	(8,742)	(1,000,641)	(1,054,869)

Net investment income (loss)	(234,861)	(269,472)	17,471	17,313	732,138	720,571

Realized gains (losses) on investments:
Capital gain distributions received	2,484,020	3,104,912	—	—	—	—
Net realized gain (loss)	935,689	2,110,994	(1,199)	(892)	11,216	(204,245)

Realized gains (losses)	3,419,709	5,215,906	(1,199)	(892)	11,216	(204,245)

Unrealized appreciation (depreciation) during the period	(3,394,897)	(3,457,533)	1,737	(21,720)	132,054	(1,462,162)

Net increase (decrease) in net assets from operations	(210,049)	1,488,901	18,009	(5,299)	875,408	(945,836)

Changes from principal transactions:
Purchase payments	42,088	301,003	280	900	60,218	44,757
Transfers between sub-accounts and the company	(112,794)	921,721	30,686	(3,785)	4,514,517	2,195,685
Withdrawals	(2,014,824)	(2,013,523)	(30,623)	(81,110)	(6,246,610)	(9,746,532)
Annual contract fee	(42,885)	(45,651)	(7,010)	(7,113)	(308,741)	(313,791)

Net increase (decrease) in net assets from principal transactions	(2,128,415)	(836,450)	(6,667)	(91,108)	(1,980,616)	(7,819,881)

Total increase (decrease) in net assets	(2,338,464)	652,451	11,342	(96,407)	(1,105,208)	(8,765,717)
Net assets at beginning of period	16,882,392	16,229,941	884,387	980,794	64,720,296	73,486,013

Net assets at end of period	$14,543,928	$16,882,392	$895,729	$884,387	$63,615,088	$64,720,296

	2016	2015	2016	2015	2016	2015
Units, beginning of period	593,360	620,432	65,867	72,529	5,034,503	5,628,144
Units issued	40,767	140,345	3,179	2,439	1,528,399	982,465
Units redeemed	(117,105)	(167,417)	(3,676)	(9,101)	(1,677,160)	(1,576,106)

Units, end of period	517,022	593,360	65,370	65,867	4,885,742	5,034,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$261,005	$213,600
Expenses:
Mortality and expense risk and administrative charges	(139,360)	(166,795)	(111,348)	(131,220)	(364,154)	(378,888)

Net investment income (loss)	(139,360)	(166,795)	(111,348)	(131,220)	(103,149)	(165,288)

Realized gains (losses) on investments:
Capital gain distributions received	1,569,547	1,984,492	1,174,462	1,387,732	2,274,084	3,177,778
Net realized gain (loss)	404,660	900,864	(178,173)	539,060	351,196	722,077

Realized gains (losses)	1,974,207	2,885,356	996,289	1,926,792	2,625,280	3,899,855

Unrealized appreciation (depreciation) during the period	(2,141,391)	(1,667,328)	(1,215,752)	(1,049,378)	(1,142,065)	(2,908,662)

Net increase (decrease) in net assets from operations	(306,544)	1,051,233	(330,811)	746,194	1,380,066	825,905

Changes from principal transactions:
Purchase payments	17,515	28,496	42,647	7,382	26,487	61,564
Transfers between sub-accounts and the company	(315,462)	(230,547)	(1,232,005)	854,449	42,507	134,368
Withdrawals	(991,152)	(1,399,976)	(629,748)	(975,062)	(1,573,891)	(1,505,916)
Annual contract fee	(6,301)	(7,172)	(22,696)	(24,575)	(156,882)	(153,428)

Net increase (decrease) in net assets from principal transactions	(1,295,400)	(1,609,199)	(1,841,802)	(137,806)	(1,661,779)	(1,463,412)

Total increase (decrease) in net assets	(1,601,944)	(557,966)	(2,172,613)	608,388	(281,713)	(637,507)
Net assets at beginning of period	10,716,951	11,274,917	8,893,757	8,285,369	23,419,722	24,057,229

Net assets at end of period	$9,115,007	$10,716,951	$6,721,144	$8,893,757	$23,138,009	$23,419,722

	2016	2015	2016	2015	2016	2015
Units, beginning of period	600,975	694,744	334,149	341,101	1,191,344	1,235,948
Units issued	2,339	31,846	18,287	75,951	245,452	264,827
Units redeemed	(79,494)	(125,615)	(92,714)	(82,903)	(299,549)	(309,431)

Units, end of period	523,820	600,975	259,722	334,149	1,137,247	1,191,344

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series II		Core Strategy Trust Series I
	2016	2015 (c)	2016	2015	2016	2015
Income:
Dividend distributions received	$148,758	$134,483	$274,937	$232,601	$4,044	$4,494
Expenses:
Mortality and expense risk and administrative charges	(118,305)	(87,834)	(242,843)	(182,916)	(1,853)	(1,888)

Net investment income (loss)	30,453	46,649	32,094	49,685	2,191	2,606

Realized gains (losses) on investments:
Capital gain distributions received	4,085	18,586	8,536	36,509	8,180	6,629
Net realized gain (loss)	(257)	(18,380)	(8,757)	(56,212)	(111)	241

Realized gains (losses)	3,828	206	(221)	(19,703)	8,069	6,870

Unrealized appreciation (depreciation) during the period	69,140	(281,508)	128,251	(506,295)	1,362	(11,482)

Net increase (decrease) in net assets from operations	103,421	(234,653)	160,124	(476,313)	11,622	(2,006)

Changes from principal transactions:
Purchase payments	137,310	4,630	80,665	23,932	—	—
Transfers between sub-accounts and the company	(143,597)	8,579,677	1,247,493	15,796,532	(38)	33
Withdrawals	(704,439)	(555,909)	(2,095,234)	(1,195,481)	(2,586)	(1,358)
Annual contract fee	(5,056)	(2,527)	(31,038)	(23,344)	(1,950)	(1,852)

Net increase (decrease) in net assets from principal transactions	(715,782)	8,025,871	(798,114)	14,601,639	(4,574)	(3,177)

Total increase (decrease) in net assets	(612,361)	7,791,218	(637,990)	14,125,326	7,048	(5,183)
Net assets at beginning of period	7,791,218	—	15,375,536	1,250,210	194,782	199,965

Net assets at end of period	$7,178,857	$7,791,218	$14,737,546	$15,375,536	$201,830	$194,782

	2016	2015	2016	2015	2016	2015
Units, beginning of period	461,318	—	952,748	73,848	13,706	13,923
Units issued	13,575	511,164	157,961	1,064,931	14	13
Units redeemed	(54,824)	(49,846)	(206,794)	(186,031)	(336)	(230)

Units, end of period	420,069	461,318	903,915	952,748	13,384	13,706

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		DWS Equity 500 Index
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,708,234	$4,539,290	$4,550	$13,497	$51,598	$47,856
Expenses:
Mortality and expense risk and administrative charges	(2,935,584)	(3,370,161)	(6,906)	(8,079)	(45,827)	(55,188)

Net investment income (loss)	772,650	1,169,129	(2,356)	5,418	5,771	(7,332)

Realized gains (losses) on investments:
Capital gain distributions received	8,657,332	7,551,947	23,589	20,785	232,880	171,480
Net realized gain (loss)	(234,845)	3,278,203	77,221	12,748	133,473	282,828

Realized gains (losses)	8,422,487	10,830,150	100,810	33,533	366,353	454,308

Unrealized appreciation (depreciation) during the period	1,675,668	(15,706,686)	(72,016)	(48,324)	(113,958)	(461,028)

Net increase (decrease) in net assets from operations	10,870,805	(3,707,407)	26,438	(9,373)	258,166	(14,052)

Changes from principal transactions:
Purchase payments	345,290	846,431	—	—	2,052	6,384
Transfers between sub-accounts and the company	2,902,968	(1,259,521)	—	—	(116,029)	(378,681)
Withdrawals	(23,630,990)	(26,679,114)	(377,592)	(91,795)	(392,754)	(472,477)
Annual contract fee	(1,443,968)	(1,560,216)	—	—	(16,364)	(16,946)

Net increase (decrease) in net assets from principal transactions	(21,826,700)	(28,652,420)	(377,592)	(91,795)	(523,095)	(861,720)

Total increase (decrease) in net assets	(10,955,895)	(32,359,827)	(351,154)	(101,168)	(264,929)	(875,772)
Net assets at beginning of period	216,505,339	248,865,166	573,087	674,255	3,104,677	3,980,449

Net assets at end of period	$205,549,444	$216,505,339	$221,933	$573,087	$2,839,748	$3,104,677

	2016	2015	2016	2015	2016	2015
Units, beginning of period	12,366,961	13,884,660	28,821	34,391	97,800	124,366
Units issued	2,403,789	2,835,747	—	—	85	361
Units redeemed	(3,557,964)	(4,353,446)	(17,013)	(5,570)	(16,148)	(26,927)

Units, end of period	11,212,786	12,366,961	11,808	28,821	81,737	97,800

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2016 (b)	2015	2016 (d)	2015	2016	2015
Income:
Dividend distributions received	$493,545	$470,815	$421,494	$373,457	$6,949	$5,195
Expenses:
Mortality and expense risk and administrative charges	(328,255)	(365,140)	(326,466)	(352,409)	(7,183)	(8,299)

Net investment income (loss)	165,290	105,675	95,028	21,048	(234)	(3,104)

Realized gains (losses) on investments:
Capital gain distributions received	2,212,318	2,218,939	2,011,975	1,970,975	—	175,154
Net realized gain (loss)	25,828	502,439	708,826	1,435,235	(2,152)	9,191

Realized gains (losses)	2,238,146	2,721,378	2,720,801	3,406,210	(2,152)	184,345

Unrealized appreciation (depreciation) during the period	1,254,575	(4,919,822)	518,251	(5,361,503)	80,242	(208,760)

Net increase (decrease) in net assets from operations	3,658,011	(2,092,769)	3,334,080	(1,934,245)	77,856	(27,519)

Changes from principal transactions:
Purchase payments	34,141	40,319	116,634	193,700	1,584	324
Transfers between sub-accounts and the company	(245,820)	(416,308)	226,853	(307,298)	104,593	41,394
Withdrawals	(2,560,119)	(2,295,813)	(1,910,707)	(2,487,992)	(54,472)	(51,096)
Annual contract fee	(11,270)	(12,962)	(64,406)	(68,028)	(456)	(502)

Net increase (decrease) in net assets from principal transactions	(2,783,068)	(2,684,764)	(1,631,626)	(2,669,618)	51,249	(9,880)

Total increase (decrease) in net assets	874,943	(4,777,533)	1,702,454	(4,603,863)	129,105	(37,399)
Net assets at beginning of period	22,587,779	27,365,312	20,285,743	24,889,606	494,632	532,031

Net assets at end of period	$23,462,722	$22,587,779	$21,988,197	$20,285,743	$623,737	$494,632

	2016	2015	2016	2015	2016	2015
Units, beginning of period	542,859	606,785	965,646	1,083,069	27,042	27,906
Units issued	2,700	6,750	96,638	106,446	6,962	6,580
Units redeemed	(65,033)	(70,676)	(167,359)	(223,869)	(5,140)	(7,444)

Units, end of period	480,526	542,859	894,925	965,646	28,864	27,042

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(d)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2016	2015	2016 (e)	2015	2016	2015
Income:
Dividend distributions received	$33,437	$22,725	$1,241,624	$1,810,659	$9,349	$—
Expenses:
Mortality and expense risk and administrative charges	(40,454)	(49,117)	(762,447)	(1,125,785)	(79,740)	(100,059)

Net investment income (loss)	(7,017)	(26,392)	479,177	684,874	(70,391)	(100,059)

Realized gains (losses) on investments:
Capital gain distributions received	—	913,661	3,389,021	—	689,426	274,425
Net realized gain (loss)	(56,457)	389,612	14,121,737	1,761,260	216,986	592,481

Realized gains (losses)	(56,457)	1,303,273	17,510,758	1,761,260	906,412	866,906

Unrealized appreciation (depreciation) during the period	512,372	(1,415,800)	(13,916,321)	(7,846,582)	(535,590)	(577,813)

Net increase (decrease) in net assets from operations	448,898	(138,919)	4,073,614	(5,400,448)	300,431	189,034

Changes from principal transactions:
Purchase payments	18,468	4,631	21,605	45,186	26,794	32,601
Transfers between sub-accounts and the company	432,732	(333,101)	(65,298,947)	(1,110,050)	(61,429)	(455,729)
Withdrawals	(262,005)	(357,332)	(4,908,894)	(8,787,374)	(496,012)	(1,126,913)
Annual contract fee	(6,761)	(7,494)	(326,496)	(454,429)	(23,134)	(27,152)

Net increase (decrease) in net assets from principal transactions	182,434	(693,296)	(70,512,732)	(10,306,667)	(553,781)	(1,577,193)

Total increase (decrease) in net assets	631,332	(832,215)	(66,439,118)	(15,707,115)	(253,350)	(1,388,159)
Net assets at beginning of period	2,940,968	3,773,183	66,439,118	82,146,233	5,516,772	6,904,931

Net assets at end of period	$3,572,300	$2,940,968	$—	$66,439,118	$5,263,422	$5,516,772

	2016	2015	2016	2015	2016	2015
Units, beginning of period	153,431	189,806	4,795,226	5,542,353	181,869	232,722
Units issued	45,802	36,031	40,432	825,224	5,195	10,553
Units redeemed	(41,345)	(72,406)	(4,835,658)	(1,572,351)	(23,882)	(61,406)

Units, end of period	157,888	153,431	—	4,795,226	163,182	181,869

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Bond Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$473,234	$246,393	$521,474	$240,655	$—	$42,354
Expenses:
Mortality and expense risk and administrative charges	(312,231)	(369,569)	(407,396)	(492,474)	(23,840)	(24,364)

Net investment income (loss)	161,003	(123,176)	114,078	(251,819)	(23,840)	17,990

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(115,366)	132,100	(20,340)	800,136	32,058	1,939

Realized gains (losses)	(115,366)	132,100	(20,340)	800,136	32,058	1,939

Unrealized appreciation (depreciation) during the period	1,660,852	(619,847)	1,912,616	(1,316,522)	22,466	(105,801)

Net increase (decrease) in net assets from operations	1,706,489	(610,923)	2,006,354	(768,205)	30,684	(85,872)

Changes from principal transactions:
Purchase payments	40,130	58,350	40,698	45,888	1,780	2,430
Transfers between sub-accounts and the company	(355,630)	(154,252)	(1,152,407)	(1,558,870)	72,134	4,880
Withdrawals	(2,029,014)	(2,769,306)	(2,232,167)	(3,918,647)	(135,169)	(194,233)
Annual contract fee	(12,528)	(14,446)	(102,000)	(114,593)	(1,069)	(1,228)

Net increase (decrease) in net assets from principal transactions	(2,357,042)	(2,879,654)	(3,445,876)	(5,546,222)	(62,324)	(188,151)

Total increase (decrease) in net assets	(650,553)	(3,490,577)	(1,439,522)	(6,314,427)	(31,640)	(274,023)
Net assets at beginning of period	23,196,323	26,686,900	28,001,271	34,315,698	1,544,917	1,818,940

Net assets at end of period	$22,545,770	$23,196,323	$26,561,749	$28,001,271	$1,513,277	$1,544,917

	2016	2015	2016	2015	2016	2015
Units, beginning of period	992,671	1,112,538	1,305,988	1,592,769	47,629	54,104
Units issued	5,381	10,327	40,026	149,357	10,735	2,264
Units redeemed	(109,407)	(130,194)	(212,448)	(436,138)	(13,256)	(8,739)

Units, end of period	888,645	992,671	1,133,566	1,305,988	45,108	47,629

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Trust Series I		Global Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$263,406	$296,364	$145,444	$252,795	$122,735
Expenses:
Mortality and expense risk and administrative charges	(136,972)	(160,895)	(92,638)	(110,659)	(89,525)	(115,253)

Net investment income (loss)	(136,972)	102,511	203,726	34,785	163,270	7,482

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(80,616)	(84,823)	260,134	352,832	8,714	299,310

Realized gains (losses)	(80,616)	(84,823)	260,134	352,832	8,714	299,310

Unrealized appreciation (depreciation) during the period	377,413	(568,421)	36,021	(969,095)	243,948	(838,192)

Net increase (decrease) in net assets from operations	159,825	(550,733)	499,881	(581,478)	415,932	(531,400)

Changes from principal transactions:
Purchase payments	44,622	18,060	6,896	5,198	64,345	126,553
Transfers between sub-accounts and the company	(26,775)	(242,003)	(176,980)	(144,546)	(422,411)	(1,172,522)
Withdrawals	(792,800)	(1,433,275)	(353,159)	(728,773)	(366,133)	(991,376)
Annual contract fee	(31,316)	(34,471)	(4,298)	(5,037)	(21,144)	(24,496)

Net increase (decrease) in net assets from principal transactions	(806,269)	(1,691,689)	(527,541)	(873,158)	(745,343)	(2,061,841)

Total increase (decrease) in net assets	(646,444)	(2,242,422)	(27,660)	(1,454,636)	(329,411)	(2,593,241)
Net assets at beginning of period	8,915,927	11,158,349	6,856,672	8,311,308	6,296,900	8,890,141

Net assets at end of period	$8,269,483	$8,915,927	$6,829,012	$6,856,672	$5,967,489	$6,296,900

	2016	2015	2016	2015	2016	2015
Units, beginning of period	480,947	566,756	209,506	234,970	348,241	451,878
Units issued	64,933	61,974	1,663	2,217	20,813	18,959
Units redeemed	(99,357)	(147,783)	(17,965)	(27,681)	(62,897)	(122,596)

Units, end of period	446,523	480,947	193,204	209,506	306,157	348,241

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,271	$—	$—	$—	$123,221	$157,222
Expenses:
Mortality and expense risk and administrative charges	(54,437)	(71,611)	(198,893)	(259,269)	(26,241)	(31,596)

Net investment income (loss)	(52,166)	(71,611)	(198,893)	(259,269)	96,980	125,626

Realized gains (losses) on investments:
Capital gain distributions received	817,044	727,538	3,206,222	2,759,351	—	—
Net realized gain (loss)	33,918	328,724	(642,658)	1,608,063	(71,591)	(32,717)

Realized gains (losses)	850,962	1,056,262	2,563,564	4,367,414	(71,591)	(32,717)

Unrealized appreciation (depreciation) during the period	(1,302,990)	(523,442)	(4,269,899)	(2,513,691)	223,587	(294,452)

Net increase (decrease) in net assets from operations	(504,194)	461,209	(1,905,228)	1,594,454	248,976	(201,543)

Changes from principal transactions:
Purchase payments	300	8,283	23,694	156,827	592	46,245
Transfers between sub-accounts and the company	(222,681)	(90,672)	(2,246,184)	966,365	(40,720)	(83,524)
Withdrawals	(371,117)	(306,041)	(772,532)	(1,384,117)	(269,759)	(287,003)
Annual contract fee	(2,747)	(3,275)	(45,699)	(51,580)	(3,306)	(3,771)

Net increase (decrease) in net assets from principal transactions	(596,245)	(391,705)	(3,040,721)	(312,505)	(313,193)	(328,053)

Total increase (decrease) in net assets	(1,100,439)	69,504	(4,945,949)	1,281,949	(64,217)	(529,596)
Net assets at beginning of period	4,227,639	4,158,135	15,880,549	14,598,600	1,843,369	2,372,965

Net assets at end of period	$3,127,200	$4,227,639	$10,934,600	$15,880,549	$1,779,152	$1,843,369

	2016	2015	2016	2015	2016	2015
Units, beginning of period	68,419	74,553	253,705	256,811	98,301	111,885
Units issued	4,379	5,970	37,569	139,772	6,382	5,814
Units redeemed	(15,184)	(12,104)	(90,970)	(142,878)	(21,802)	(19,398)

Units, end of period	57,614	68,419	200,304	253,705	82,881	98,301

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2016	2015	2016 (f)	2015	2016 (g)	2015
Income:
Dividend distributions received	$429,720	$561,915	$226,991	$40,482	$225,991	$48,847
Expenses:
Mortality and expense risk and administrative charges	(101,998)	(129,449)	(13,222)	(20,918)	(16,731)	(27,746)

Net investment income (loss)	327,722	432,466	213,769	19,564	209,260	21,101

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(421,404)	(327,727)	(235,591)	(60,163)	(330,094)	152

Realized gains (losses)	(421,404)	(327,727)	(235,591)	(60,163)	(330,094)	152

Unrealized appreciation (depreciation) during the period	972,961	(895,216)	17,703	(54,877)	123,171	(167,071)

Net increase (decrease) in net assets from operations	879,279	(790,477)	(4,119)	(95,476)	2,337	(145,818)

Changes from principal transactions:
Purchase payments	11,786	9,867	340	380	40	1,048
Transfers between sub-accounts and the company	120,606	225,099	(1,104,148)	21,355	(1,610,317)	462,343
Withdrawals	(860,372)	(1,031,675)	(109,948)	(132,359)	(64,120)	(52,469)
Annual contract fee	(21,060)	(24,387)	(377)	(520)	(3,818)	(4,097)

Net increase (decrease) in net assets from principal transactions	(749,040)	(821,096)	(1,214,133)	(111,144)	(1,678,215)	406,825

Total increase (decrease) in net assets	130,239	(1,611,573)	(1,218,252)	(206,620)	(1,675,878)	261,007
Net assets at beginning of period	6,499,832	8,111,405	1,218,252	1,424,872	1,675,878	1,414,871

Net assets at end of period	$6,630,071	$6,499,832	$—	$1,218,252	$—	$1,675,878

	2016	2015	2016	2015	2016	2015
Units, beginning of period	330,575	368,380	78,465	85,952	99,807	78,161
Units issued	53,866	101,460	1,174	5,903	13,924	36,120
Units redeemed	(96,344)	(139,265)	(79,639)	(13,390)	(113,731)	(14,474)

Units, end of period	288,097	330,575	—	78,465	—	99,807

(f)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series I		International Equity Index Trust B Series II		International Equity Index Trust B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$18,700	$20,411	$61,568	$61,626	$28,405	$29,838
Expenses:
Mortality and expense risk and administrative charges	(10,498)	(13,924)	(39,399)	(45,036)	(17,156)	(20,829)

Net investment income (loss)	8,202	6,487	22,169	16,590	11,249	9,009

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	37	53,881	6,106	33,371	16,257	64,464

Realized gains (losses)	37	53,881	6,106	33,371	16,257	64,464

Unrealized appreciation (depreciation) during the period	11,415	(97,304)	39,082	(261,684)	1,612	(151,848)

Net increase (decrease) in net assets from operations	19,654	(36,936)	67,357	(211,723)	29,118	(78,375)

Changes from principal transactions:
Purchase payments	3,201	2,932	36,661	69,177	3,372	2,804
Transfers between sub-accounts and the company	4,860	(201,853)	(137,881)	(133,372)	(42,013)	4,551
Withdrawals	(85,877)	(123,462)	(124,607)	(138,930)	(84,977)	(274,645)
Annual contract fee	(386)	(484)	(8,884)	(8,133)	(5,754)	(6,315)

Net increase (decrease) in net assets from principal transactions	(78,202)	(322,867)	(234,711)	(211,258)	(129,372)	(273,605)

Total increase (decrease) in net assets	(58,548)	(359,803)	(167,354)	(422,981)	(100,254)	(351,980)
Net assets at beginning of period	750,967	1,110,770	2,606,227	3,029,208	1,127,364	1,479,344

Net assets at end of period	$692,419	$750,967	$2,438,873	$2,606,227	$1,027,110	$1,127,364

	2016	2015	2016	2015	2016	2015
Units, beginning of period	57,702	79,118	202,431	217,472	108,511	131,787
Units issued	2,492	5,529	12,879	10,708	2,589	2,453
Units redeemed	(8,526)	(26,945)	(30,703)	(25,749)	(14,872)	(25,729)

Units, end of period	51,668	57,702	184,607	202,431	96,228	108,511

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$37,018	$49,192	$29,065	$32,753	$52,624	$57,236
Expenses:
Mortality and expense risk and administrative charges	(39,020)	(45,064)	(22,197)	(26,089)	(46,816)	(53,252)

Net investment income (loss)	(2,002)	4,128	6,868	6,664	5,808	3,984

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,014	94,262	60,188	111,782	140,271	138,182

Realized gains (losses)	4,014	94,262	60,188	111,782	140,271	138,182

Unrealized appreciation (depreciation) during the period	(94,002)	(248,682)	(14,849)	(42,531)	(53,811)	15,102

Net increase (decrease) in net assets from operations	(91,990)	(150,292)	52,207	75,915	92,268	157,268

Changes from principal transactions:
Purchase payments	48,596	49,150	857	23,543	4,058	151,248
Transfers between sub-accounts and the company	(374,522)	758,630	(66,239)	16,183	(315,580)	38,442
Withdrawals	(143,600)	(288,794)	(146,178)	(195,290)	(208,485)	(236,752)
Annual contract fee	(9,667)	(9,314)	(1,052)	(1,155)	(10,308)	(12,283)

Net increase (decrease) in net assets from principal transactions	(479,193)	509,672	(212,612)	(156,719)	(530,315)	(59,345)

Total increase (decrease) in net assets	(571,183)	359,380	(160,405)	(80,804)	(438,047)	97,923
Net assets at beginning of period	3,013,392	2,654,012	1,637,150	1,717,954	3,425,351	3,327,428

Net assets at end of period	$2,442,209	$3,013,392	$1,476,745	$1,637,150	$2,987,304	$3,425,351

	2016	2015	2016	2015	2016	2015
Units, beginning of period	210,055	177,507	94,787	104,449	202,503	206,072
Units issued	14,963	67,044	1,523	16,722	13,446	24,904
Units redeemed	(49,637)	(34,496)	(13,605)	(26,384)	(44,210)	(28,473)

Units, end of period	175,381	210,055	82,705	94,787	171,739	202,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$101,511	$81,427	$141,614	$116,160	$73,513	$67,124
Expenses:
Mortality and expense risk and administrative charges	(59,699)	(67,732)	(103,236)	(125,006)	(48,062)	(53,429)

Net investment income (loss)	41,812	13,695	38,378	(8,846)	25,451	13,695

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	20,115	156,609
Net realized gain (loss)	(73,293)	(215,405)	196,131	423,771	257	49,651

Realized gains (losses)	(73,293)	(215,405)	196,131	423,771	20,372	206,260

Unrealized appreciation (depreciation) during the period	428,305	(196,802)	381,972	(1,121,256)	52,341	(297,776)

Net increase (decrease) in net assets from operations	396,824	(398,512)	616,481	(706,331)	98,164	(77,821)

Changes from principal transactions:
Purchase payments	18,261	167,353	32,566	216,215	658	35,668
Transfers between sub-accounts and the company	1,005,724	(211,843)	838,891	(9,925)	51,018	(46,986)
Withdrawals	(336,848)	(386,370)	(572,013)	(1,026,995)	(328,076)	(688,365)
Annual contract fee	(2,010)	(2,469)	(21,837)	(24,925)	(4,351)	(4,394)

Net increase (decrease) in net assets from principal transactions	685,127	(433,329)	277,607	(845,630)	(280,751)	(704,077)

Total increase (decrease) in net assets	1,081,951	(831,841)	894,088	(1,551,961)	(182,587)	(781,898)
Net assets at beginning of period	3,920,595	4,752,436	6,771,702	8,323,663	3,434,986	4,216,884

Net assets at end of period	$5,002,546	$3,920,595	$7,665,790	$6,771,702	$3,252,399	$3,434,986

	2016	2015	2016	2015	2016	2015
Units, beginning of period	226,505	249,281	362,293	401,557	124,635	152,823
Units issued	63,438	13,529	80,379	57,510	3,524	5,352
Units redeemed	(28,208)	(36,305)	(75,392)	(96,774)	(13,655)	(33,540)

Units, end of period	261,735	226,505	367,280	362,293	114,504	124,635

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$311,307	$282,661	$7,617	$10,081	$82,208	$111,614
Expenses:
Mortality and expense risk and administrative charges	(247,687)	(278,904)	(6,671)	(8,542)	(79,128)	(105,586)

Net investment income (loss)	63,620	3,757	946	1,539	3,080	6,028

Realized gains (losses) on investments:
Capital gain distributions received	93,918	770,667	3,967	—	47,582	—
Net realized gain (loss)	(77,116)	(2,881)	258	33,083	82,193	954,697

Realized gains (losses)	16,802	767,786	4,225	33,083	129,775	954,697

Unrealized appreciation (depreciation) during the period	327,240	(1,219,840)	(3,332)	(72,017)	(133,003)	(1,450,733)

Net increase (decrease) in net assets from operations	407,662	(448,297)	1,839	(37,395)	(148)	(490,008)

Changes from principal transactions:
Purchase payments	9,860	53,730	3,934	7,259	10,291	146,418
Transfers between sub-accounts and the company	(45,973)	632,304	(18,091)	(44,887)	248,139	(1,886,730)
Withdrawals	(1,387,047)	(2,756,307)	(3,572)	(122,600)	(553,153)	(1,102,620)
Annual contract fee	(55,378)	(61,775)	(434)	(514)	(26,746)	(32,283)

Net increase (decrease) in net assets from principal transactions	(1,478,538)	(2,132,048)	(18,163)	(160,742)	(321,469)	(2,875,215)

Total increase (decrease) in net assets	(1,070,876)	(2,580,345)	(16,324)	(198,137)	(321,617)	(3,365,223)
Net assets at beginning of period	16,298,234	18,878,579	477,514	675,651	5,850,670	9,215,893

Net assets at end of period	$15,227,358	$16,298,234	$461,190	$477,514	$5,529,053	$5,850,670

	2016	2015	2016	2015	2016	2015
Units, beginning of period	903,315	1,016,359	23,226	30,108	278,612	412,360
Units issued	41,744	114,502	188	319	16,469	16,950
Units redeemed	(119,065)	(227,546)	(1,047)	(7,201)	(32,702)	(150,698)

Units, end of period	825,994	903,315	22,367	23,226	262,379	278,612

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series I		Lifestyle Aggressive Trust PS Series II		Lifestyle Balanced MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$20,012	$24,831	$196,575	$223,955	$173,959	$234,993
Expenses:
Mortality and expense risk and administrative charges	(17,982)	(22,872)	(192,470)	(215,808)	(125,303)	(147,268)

Net investment income (loss)	2,030	1,959	4,105	8,147	48,656	87,725

Realized gains (losses) on investments:
Capital gain distributions received	44,559	1,453	482,723	15,343	338,362	692,615
Net realized gain (loss)	(6,913)	19,108	(24,023)	46,484	146,440	219,255

Realized gains (losses)	37,646	20,561	458,700	61,827	484,802	911,870

Unrealized appreciation (depreciation) during the period	47,884	(51,447)	505,553	(495,432)	(280,009)	(1,343,122)

Net increase (decrease) in net assets from operations	87,560	(28,927)	968,358	(425,458)	253,449	(343,527)

Changes from principal transactions:
Purchase payments	19,629	20,489	118,610	178,275	16,251	16,153
Transfers between sub-accounts and the company	18,998	(29,066)	(131,316)	(685,978)	(393,972)	14,715
Withdrawals	(197,885)	(377,116)	(399,256)	(1,140,682)	(811,570)	(684,061)
Annual contract fee	(893)	(1,148)	(56,878)	(61,742)	(15,746)	(15,930)

Net increase (decrease) in net assets from principal transactions	(160,151)	(386,841)	(468,840)	(1,710,127)	(1,205,037)	(669,123)

Total increase (decrease) in net assets	(72,591)	(415,768)	499,518	(2,135,585)	(951,588)	(1,012,650)
Net assets at beginning of period	1,294,467	1,710,235	13,053,970	15,189,555	9,273,177	10,285,827

Net assets at end of period	$1,221,876	$1,294,467	$13,553,488	$13,053,970	$8,321,589	$9,273,177

	2016	2015	2016	2015	2016	2015
Units, beginning of period	100,517	128,818	1,017,695	1,146,158	422,443	450,663
Units issued	4,631	1,612	24,212	29,230	4,819	4,213
Units redeemed	(17,269)	(29,913)	(61,036)	(157,693)	(58,498)	(32,433)

Units, end of period	87,879	100,517	980,871	1,017,695	368,764	422,443

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series II		Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,612,059	$6,066,128	$297,913	$344,097	$7,674,882	$9,070,650
Expenses:
Mortality and expense risk and administrative charges	(3,621,322)	(4,210,817)	(192,299)	(211,672)	(5,579,346)	(6,384,905)

Net investment income (loss)	990,737	1,855,311	105,614	132,425	2,095,536	2,685,745

Realized gains (losses) on investments:
Capital gain distributions received	10,217,723	20,186,108	312,818	257,189	8,626,493	7,414,641
Net realized gain (loss)	3,110,654	8,614,832	(31,619)	24,383	(890,853)	928,107

Realized gains (losses)	13,328,377	28,800,940	281,199	281,572	7,735,640	8,342,748

Unrealized appreciation (depreciation) during the period	(6,776,226)	(40,986,802)	222,669	(594,074)	6,362,895	(17,685,523)

Net increase (decrease) in net assets from operations	7,542,888	(10,330,551)	609,482	(180,077)	16,194,071	(6,657,030)

Changes from principal transactions:
Purchase payments	136,580	757,907	12,330	13,051	406,352	860,944
Transfers between sub-accounts and the company	(405,886)	(1,599,988)	(24,795)	(258,674)	(777,665)	(222,232)
Withdrawals	(22,985,491)	(31,407,703)	(1,262,589)	(1,422,961)	(39,965,512)	(48,259,128)
Annual contract fee	(1,476,683)	(1,577,353)	(37,108)	(36,822)	(2,261,393)	(2,407,542)

Net increase (decrease) in net assets from principal transactions	(24,731,480)	(33,827,137)	(1,312,162)	(1,705,406)	(42,598,218)	(50,027,958)

Total increase (decrease) in net assets	(17,188,592)	(44,157,688)	(702,680)	(1,885,483)	(26,404,147)	(56,684,988)
Net assets at beginning of period	259,652,114	303,809,802	13,907,273	15,792,756	398,946,041	455,631,029

Net assets at end of period	$242,463,522	$259,652,114	$13,204,593	$13,907,273	$372,541,894	$398,946,041

	2016	2015	2016	2015	2016	2015
Units, beginning of period	14,248,585	15,840,916	1,068,029	1,196,353	29,232,173	32,614,278
Units issued	1,601,638	2,464,863	13,529	5,167	3,238,683	3,052,950
Units redeemed	(2,923,263)	(4,057,194)	(112,401)	(133,491)	(6,111,463)	(6,435,055)

Units, end of period	12,926,960	14,248,585	969,157	1,068,029	26,359,393	29,232,173

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$53,678	$60,632	$1,311,512	$1,568,193	$95,359	$98,718
Expenses:
Mortality and expense risk and administrative charges	(34,326)	(37,411)	(906,047)	(1,046,493)	(54,743)	(57,800)

Net investment income (loss)	19,352	23,221	405,465	521,700	40,616	40,918

Realized gains (losses) on investments:
Capital gain distributions received	50,317	131,509	1,357,788	3,923,240	36,945	38,405
Net realized gain (loss)	(76,801)	(23,423)	(1,581,421)	(1,317,038)	(4,235)	230

Realized gains (losses)	(26,484)	108,086	(223,633)	2,606,202	32,710	38,635

Unrealized appreciation (depreciation) during the period	76,364	(162,436)	1,569,287	(4,197,114)	27,091	(128,908)

Net increase (decrease) in net assets from operations	69,232	(31,129)	1,751,119	(1,069,212)	100,417	(49,355)

Changes from principal transactions:
Purchase payments	250,000	85,974	49,742	102,922	600	611
Transfers between sub-accounts and the company	(189,068)	(201,340)	1,215,555	(984,888)	92,868	2,901
Withdrawals	(191,501)	(184,506)	(7,546,377)	(9,267,644)	(303,914)	(191,350)
Annual contract fee	(824)	(880)	(384,107)	(411,969)	(5,164)	(5,272)

Net increase (decrease) in net assets from principal transactions	(131,393)	(300,752)	(6,665,187)	(10,561,579)	(215,610)	(193,110)

Total increase (decrease) in net assets	(62,161)	(331,881)	(4,914,068)	(11,630,791)	(115,193)	(242,465)
Net assets at beginning of period	2,282,041	2,613,922	63,464,110	75,094,901	3,591,952	3,834,417

Net assets at end of period	$2,219,880	$2,282,041	$58,550,042	$63,464,110	$3,476,759	$3,591,952

	2016	2015	2016	2015	2016	2015
Units, beginning of period	90,633	101,402	3,576,807	4,090,146	279,663	294,442
Units issued	15,511	4,991	809,243	733,674	23,910	292
Units redeemed	(19,992)	(15,760)	(1,085,748)	(1,247,013)	(40,489)	(15,071)

Units, end of period	86,152	90,633	3,300,302	3,576,807	263,084	279,663

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,946,099	$2,149,198	$80,456	$102,925	$4,239,286	$5,925,489
Expenses:
Mortality and expense risk and administrative charges	(1,182,252)	(1,355,800)	(60,245)	(71,298)	(3,869,814)	(4,713,556)

Net investment income (loss)	763,847	793,398	20,211	31,627	369,472	1,211,933

Realized gains (losses) on investments:
Capital gain distributions received	838,912	939,014	121,800	—	7,390,886	—
Net realized gain (loss)	(146,311)	79,262	45,473	195,662	6,172,631	13,486,301

Realized gains (losses)	692,601	1,018,276	167,273	195,662	13,563,517	13,486,301

Unrealized appreciation (depreciation) during the period	816,468	(3,055,216)	(111,233)	(521,847)	(9,994,789)	(33,640,046)

Net increase (decrease) in net assets from operations	2,272,916	(1,243,542)	76,251	(294,558)	3,938,200	(18,941,812)

Changes from principal transactions:
Purchase payments	686,690	227,245	5,725	92,916	395,743	585,666
Transfers between sub-accounts and the company	1,275,270	(421,177)	(89,904)	(126,932)	(8,726,864)	(10,849,814)
Withdrawals	(11,290,150)	(11,520,076)	(105,083)	(633,392)	(19,707,205)	(35,230,022)
Annual contract fee	(535,594)	(573,286)	(8,714)	(12,169)	(1,708,439)	(1,853,708)

Net increase (decrease) in net assets from principal transactions	(9,863,784)	(12,287,294)	(197,976)	(679,577)	(29,746,765)	(47,347,878)

Total increase (decrease) in net assets	(7,590,868)	(13,530,836)	(121,725)	(974,135)	(25,808,565)	(66,289,690)
Net assets at beginning of period	84,200,002	97,730,838	4,447,414	5,421,549	279,175,827	345,465,517

Net assets at end of period	$76,609,134	$84,200,002	$4,325,689	$4,447,414	$253,367,262	$279,175,827

	2016	2015	2016	2015	2016	2015
Units, beginning of period	6,357,271	7,228,119	212,108	248,123	15,416,864	17,851,196
Units issued	930,484	1,060,882	579	3,841	1,428,393	2,083,546
Units redeemed	(1,628,330)	(1,931,730)	(11,058)	(39,856)	(3,160,257)	(4,517,878)

Units, end of period	5,659,425	6,357,271	201,629	212,108	13,685,000	15,416,864

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II		Lifestyle Moderate MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$175,274	$218,434	$9,292,871	$10,976,154	$77,745	$111,951
Expenses:
Mortality and expense risk and administrative charges	(133,387)	(142,322)	(7,513,526)	(8,413,894)	(56,686)	(66,522)

Net investment income (loss)	41,887	76,112	1,779,345	2,562,260	21,059	45,429

Realized gains (losses) on investments:
Capital gain distributions received	280,759	174,508	15,047,282	9,814,955	131,033	378,595
Net realized gain (loss)	(12,547)	16,022	(776,750)	3,444,978	(37,053)	60,461

Realized gains (losses)	268,212	190,530	14,270,532	13,259,933	93,980	439,056

Unrealized appreciation (depreciation) during the period	204,896	(414,563)	10,975,237	(24,507,429)	10,818	(587,447)

Net increase (decrease) in net assets from operations	514,995	(147,921)	27,025,114	(8,685,236)	125,857	(102,962)

Changes from principal transactions:
Purchase payments	36,726	40,335	2,828,816	3,272,602	—	88,133
Transfers between sub-accounts and the company	(10,442)	93,977	53,935,711	6,655,856	(37,623)	(86,538)
Withdrawals	(747,205)	(397,283)	(55,342,397)	(63,930,633)	(728,235)	(329,268)
Annual contract fee	(22,530)	(22,546)	(3,144,396)	(3,202,368)	(1,748)	(6,192)

Net increase (decrease) in net assets from principal transactions	(743,451)	(285,517)	(1,722,266)	(57,204,543)	(767,606)	(333,865)

Total increase (decrease) in net assets	(228,456)	(433,438)	25,302,848	(65,889,779)	(641,749)	(436,827)
Net assets at beginning of period	9,556,547	9,989,985	526,703,787	592,593,566	4,261,367	4,698,194

Net assets at end of period	$9,328,091	$9,556,547	$552,006,635	$526,703,787	$3,619,618	$4,261,367

	2016	2015	2016	2015	2016	2015
Units, beginning of period	729,527	750,777	38,175,249	41,887,221	182,898	197,749
Units issued	11,174	17,621	8,013,174	4,817,308	1,058	3,838
Units redeemed	(67,311)	(38,871)	(8,086,318)	(8,529,280)	(39,944)	(18,689)

Units, end of period	673,390	729,527	38,102,105	38,175,249	144,012	182,898

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I		Lifestyle Moderate Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,908,447	$2,531,065	$69,656	$89,326	$2,860,026	$3,309,416
Expenses:
Mortality and expense risk and administrative charges	(1,450,112)	(1,652,184)	(44,688)	(55,355)	(1,980,867)	(2,274,827)

Net investment income (loss)	458,335	878,881	24,968	33,971	879,159	1,034,589

Realized gains (losses) on investments:
Capital gain distributions received	3,646,027	9,516,753	59,179	64,130	2,623,857	2,577,641
Net realized gain (loss)	(221,421)	1,534,340	(30,136)	1,317	(420,010)	155,498

Realized gains (losses)	3,424,606	11,051,093	29,043	65,447	2,203,847	2,733,139

Unrealized appreciation (depreciation) during the period	(313,389)	(14,646,287)	62,060	(144,954)	1,838,200	(5,942,338)

Net increase (decrease) in net assets from operations	3,569,552	(2,716,313)	116,071	(45,536)	4,921,206	(2,174,610)

Changes from principal transactions:
Purchase payments	217,692	155,368	25,011	17,647	163,711	329,719
Transfers between sub-accounts and the company	977,227	2,285,773	(376,941)	(66,547)	(2,090,297)	(2,794,381)
Withdrawals	(11,334,261)	(11,083,335)	(360,972)	(424,082)	(13,419,240)	(16,800,268)
Annual contract fee	(598,035)	(637,173)	(6,367)	(6,683)	(832,269)	(903,250)

Net increase (decrease) in net assets from principal transactions	(10,737,377)	(9,279,367)	(719,269)	(479,665)	(16,178,095)	(20,168,180)

Total increase (decrease) in net assets	(7,167,825)	(11,995,680)	(603,198)	(525,201)	(11,256,889)	(22,342,790)
Net assets at beginning of period	105,230,983	117,226,663	3,505,081	4,030,282	141,009,257	163,352,047

Net assets at end of period	$98,063,158	$105,230,983	$2,901,883	$3,505,081	$129,752,368	$141,009,257

	2016	2015	2016	2015	2016	2015
Units, beginning of period	5,792,704	6,177,913	270,257	306,570	10,421,879	11,807,648
Units issued	1,082,738	1,148,059	4,105	2,869	1,171,017	1,260,775
Units redeemed	(1,545,037)	(1,533,268)	(59,249)	(39,182)	(2,289,136)	(2,646,544)

Units, end of period	5,330,405	5,792,704	215,113	270,257	9,303,760	10,421,879

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$14,721	$14,563	$89,658	$80,330	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(18,531)	(22,283)	(140,232)	(154,014)	(94,639)	(117,000)

Net investment income (loss)	(3,810)	(7,720)	(50,574)	(73,684)	(94,639)	(117,000)

Realized gains (losses) on investments:
Capital gain distributions received	107,178	119,430	821,856	800,443	463,545	1,496,005
Net realized gain (loss)	47,035	108,382	200,007	426,343	7,368	334,500

Realized gains (losses)	154,213	227,812	1,021,863	1,226,786	470,913	1,830,505

Unrealized appreciation (depreciation) during the period	60,116	(270,954)	547,901	(1,575,712)	(475,644)	(1,555,347)

Net increase (decrease) in net assets from operations	210,519	(50,862)	1,519,190	(422,610)	(99,370)	158,158

Changes from principal transactions:
Purchase payments	105	2,233	28,193	192,726	3,679	4,472
Transfers between sub-accounts and the company	(36,526)	72,562	(223,856)	265,176	(172,508)	(93,003)
Withdrawals	(156,742)	(169,318)	(775,589)	(996,444)	(638,815)	(1,334,128)
Annual contract fee	(630)	(870)	(35,159)	(35,546)	(5,181)	(6,579)

Net increase (decrease) in net assets from principal transactions	(193,793)	(95,393)	(1,006,411)	(574,088)	(812,825)	(1,429,238)

Total increase (decrease) in net assets	16,726	(146,255)	512,779	(996,698)	(912,195)	(1,271,080)
Net assets at beginning of period	1,275,359	1,421,614	9,056,832	10,053,530	6,957,833	8,228,913

Net assets at end of period	$1,292,085	$1,275,359	$9,569,611	$9,056,832	$6,045,638	$6,957,833

	2016	2015	2016	2015	2016	2015
Units, beginning of period	39,339	42,033	324,513	345,282	257,571	308,673
Units issued	1,795	9,951	17,213	47,768	1,978	3,608
Units redeemed	(7,442)	(12,645)	(49,694)	(68,537)	(33,292)	(54,710)

Units, end of period	33,692	39,339	292,032	324,513	226,257	257,571

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$34,821	$33,217	$76,307	$74,466
Expenses:
Mortality and expense risk and administrative charges	(166,782)	(202,860)	(47,396)	(48,170)	(127,335)	(139,157)

Net investment income (loss)	(166,782)	(202,860)	(12,575)	(14,953)	(51,028)	(64,691)

Realized gains (losses) on investments:
Capital gain distributions received	844,631	2,661,952	368,252	541,707	975,078	1,533,048
Net realized gain (loss)	(144,870)	633,632	67,527	147,202	428,620	1,017,552

Realized gains (losses)	699,761	3,295,584	435,779	688,909	1,403,698	2,550,600

Unrealized appreciation (depreciation) during the period	(743,491)	(2,853,996)	181,350	(815,571)	277,807	(2,883,073)

Net increase (decrease) in net assets from operations	(210,512)	238,728	604,554	(141,615)	1,630,477	(397,164)

Changes from principal transactions:
Purchase payments	64,264	270,462	900	1,400	6,008	27,041
Transfers between sub-accounts and the company	(921,676)	(602,533)	101,099	(97,471)	303,433	(722,652)
Withdrawals	(777,909)	(1,013,755)	(202,359)	(236,060)	(888,998)	(886,580)
Annual contract fee	(32,631)	(37,674)	(2,140)	(2,232)	(26,012)	(28,486)

Net increase (decrease) in net assets from principal transactions	(1,667,952)	(1,383,500)	(102,500)	(334,363)	(605,569)	(1,610,677)

Total increase (decrease) in net assets	(1,878,464)	(1,144,772)	502,054	(475,978)	1,024,908	(2,007,841)
Net assets at beginning of period	12,434,482	13,579,254	2,776,018	3,251,996	7,884,674	9,892,515

Net assets at end of period	$10,556,018	$12,434,482	$3,278,072	$2,776,018	$8,909,582	$7,884,674

	2016	2015	2016	2015	2016	2015
Units, beginning of period	389,495	428,967	108,785	120,987	315,036	375,438
Units issued	14,312	68,518	7,843	1,476	20,583	16,603
Units redeemed	(74,798)	(107,990)	(11,351)	(13,678)	(43,031)	(77,005)

Units, end of period	329,009	389,495	105,277	108,785	292,588	315,036

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Money Market Trust Series II
	2016 (h)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$566	$24	$1,897	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(6,796)	(22,017)	(40,435)	(49,942)	(251,792)	(319,938)

Net investment income (loss)	(6,230)	(21,993)	(38,538)	(49,942)	(251,792)	(319,938)

Realized gains (losses) on investments:
Capital gain distributions received	—	5	—	4	—	22
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	—	5	—	4	—	22

Unrealized appreciation (depreciation) during the period	—	—	(1)	(2)	(1)	(1)

Net increase (decrease) in net assets from operations	(6,230)	(21,988)	(38,539)	(49,940)	(251,793)	(319,917)

Changes from principal transactions:
Purchase payments	—	—	65,000	50,420	86,000	71,105
Transfers between sub-accounts and the company	(1,287,058)	(30,257)	(91,018)	(242,508)	(561,990)	(2,266,057)
Withdrawals	(8,999)	(135,764)	(232,133)	(505,631)	(1,982,649)	(3,190,818)
Annual contract fee	(1,937)	(7,405)	(4,279)	(5,366)	(118,490)	(133,497)

Net increase (decrease) in net assets from principal transactions	(1,297,994)	(173,426)	(262,430)	(703,085)	(2,577,129)	(5,519,267)

Total increase (decrease) in net assets	(1,304,224)	(195,414)	(300,969)	(753,025)	(2,828,922)	(5,839,184)
Net assets at beginning of period	1,304,224	1,499,638	2,922,037	3,675,062	18,239,415	24,078,599

Net assets at end of period	$—	$1,304,224	$2,621,068	$2,922,037	$15,410,493	$18,239,415

	2016	2015	2016	2015	2016	2015
Units, beginning of period	113,071	127,975	194,978	238,183	1,564,828	2,032,452
Units issued	—	344	6,813	10,890	89,377	134,169
Units redeemed	(113,071)	(15,248)	(23,084)	(54,095)	(311,058)	(601,793)

Units, end of period	—	113,071	178,707	194,978	1,343,147	1,564,828

(h)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2016 (a)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,218	$—	$48,529	$15,700	$35,527	$67,078
Expenses:
Mortality and expense risk and administrative charges	(12,428)	—	(7,037)	(7,231)	(27,740)	(37,366)

Net investment income (loss)	(11,210)	—	41,492	8,469	7,787	29,712

Realized gains (losses) on investments:
Capital gain distributions received	—	—	65,729	69,045	—	—
Net realized gain (loss)	—	—	17,514	21,999	(87,044)	(42,523)

Realized gains (losses)	—	—	83,243	91,044	(87,044)	(42,523)

Unrealized appreciation (depreciation) during the period	1	—	(15,975)	(140,148)	268,586	(236,499)

Net increase (decrease) in net assets from operations	(11,209)	—	108,760	(40,635)	189,329	(249,310)

Changes from principal transactions:
Purchase payments	—	—	240	540	108	270
Transfers between sub-accounts and the company	1,225,930	—	(36,690)	21,855	(299,583)	(166,252)
Withdrawals	(113,296)	—	(36,939)	(57,701)	(492,039)	(172,700)
Annual contract fee	(5,334)	—	(6,187)	(6,360)	(4,441)	(7,569)

Net increase (decrease) in net assets from principal transactions	1,107,300	—	(79,576)	(41,666)	(795,955)	(346,251)

Total increase (decrease) in net assets	1,096,091	—	29,184	(82,301)	(606,626)	(595,561)
Net assets at beginning of period	—	—	719,692	801,993	2,012,627	2,608,188

Net assets at end of period	$1,096,091	$—	$748,876	$719,692	$1,406,001	$2,012,627

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	—	43,662	45,940	119,763	138,378
Units issued	103,796	—	216	1,546	693	5,550
Units redeemed	(15,261)	—	(4,558)	(3,824)	(45,170)	(24,165)

Units, end of period	88,535	—	39,320	43,662	75,286	119,763

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2016	2015	2016	2015	2016 (i)	2015
Income:
Dividend distributions received	$74,238	$42,969	$230,584	$141,354	$—	$222,707
Expenses:
Mortality and expense risk and administrative charges	(33,373)	(36,318)	(116,816)	(133,746)	(16,977)	(59,805)

Net investment income (loss)	40,865	6,651	113,768	7,608	(16,977)	162,902

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	120,731	417,383	453,286	1,307,583	(334,774)	(38,758)

Realized gains (losses)	120,731	417,383	453,286	1,307,583	(334,774)	(38,758)

Unrealized appreciation (depreciation) during the period	(47,036)	(411,689)	(200,411)	(1,311,258)	457,769	(290,017)

Net increase (decrease) in net assets from operations	114,560	12,345	366,643	3,933	106,018	(165,873)

Changes from principal transactions:
Purchase payments	1,311	1,131	24,546	12,797	27,417	2,457
Transfers between sub-accounts and the company	(27,496)	(196,565)	(524,111)	61,237	(3,262,837)	(314,255)
Withdrawals	(116,945)	(233,798)	(521,021)	(937,808)	(145,318)	(423,732)
Annual contract fee	(1,051)	(1,133)	(19,002)	(19,274)	(3,718)	(9,458)

Net increase (decrease) in net assets from principal transactions	(144,181)	(430,365)	(1,039,588)	(883,048)	(3,384,456)	(744,988)

Total increase (decrease) in net assets	(29,621)	(418,020)	(672,945)	(879,115)	(3,278,438)	(910,861)
Net assets at beginning of period	2,187,381	2,605,401	7,870,089	8,749,204	3,278,438	4,189,299

Net assets at end of period	$2,157,760	$2,187,381	$7,197,144	$7,870,089	$—	$3,278,438

	2016	2015	2016	2015	2016	2015
Units, beginning of period	44,467	53,478	211,580	243,922	195,333	238,031
Units issued	1,849	5,265	16,674	55,051	4,183	8,687
Units redeemed	(4,670)	(14,276)	(41,863)	(87,393)	(199,516)	(51,385)

Units, end of period	41,646	44,467	186,391	211,580	—	195,333

(i)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$46,838	$55,031
Expenses:
Mortality and expense risk and administrative charges	(88,407)	(97,973)	(93,898)	(91,262)	(43,835)	(49,304)

Net investment income (loss)	(88,407)	(97,973)	(93,898)	(91,262)	3,003	5,727

Realized gains (losses) on investments:
Capital gain distributions received	810,349	1,097,704	864,842	1,005,131	—	—
Net realized gain (loss)	466,656	585,783	286,509	411,175	(35,215)	(28,766)

Realized gains (losses)	1,277,005	1,683,487	1,151,351	1,416,306	(35,215)	(28,766)

Unrealized appreciation (depreciation) during the period	(797,756)	(1,241,517)	(667,883)	(1,031,450)	6,833	(2,466)

Net increase (decrease) in net assets from operations	390,842	343,997	389,570	293,594	(25,379)	(25,505)

Changes from principal transactions:
Purchase payments	2,686	17,367	38,827	43,520	351,690	136,767
Transfers between sub-accounts and the company	(156,296)	(9,459)	32,332	1,014,548	(335,037)	(113,164)
Withdrawals	(643,287)	(713,120)	(572,511)	(517,335)	(183,549)	(570,277)
Annual contract fee	(4,742)	(5,309)	(20,020)	(17,679)	(1,581)	(1,834)

Net increase (decrease) in net assets from principal transactions	(801,639)	(710,521)	(521,372)	523,054	(168,477)	(548,508)

Total increase (decrease) in net assets	(410,797)	(366,524)	(131,802)	816,648	(193,856)	(574,013)
Net assets at beginning of period	6,478,372	6,844,896	6,378,670	5,562,022	3,009,657	3,583,670

Net assets at end of period	$6,067,575	$6,478,372	$6,246,868	$6,378,670	$2,815,801	$3,009,657

	2016	2015	2016	2015	2016	2015
Units, beginning of period	284,406	324,865	228,134	209,711	244,909	289,466
Units issued	3,047	7,178	24,257	62,508	42,476	20,271
Units redeemed	(38,390)	(47,637)	(43,514)	(44,085)	(56,201)	(64,828)

Units, end of period	249,063	284,406	208,877	228,134	231,184	244,909

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I		Small Cap Growth Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$59,958	$98,192	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(79,438)	(90,863)	(169)	(205)	(36,943)	(50,045)

Net investment income (loss)	(19,480)	7,329	(169)	(205)	(36,943)	(50,045)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,580	3,737	239,720	636,238
Net realized gain (loss)	(58,790)	(111,920)	(407)	57	(271,176)	78,964

Realized gains (losses)	(58,790)	(111,920)	1,173	3,794	(31,456)	715,202

Unrealized appreciation (depreciation) during the period	36,009	30,637	(838)	(5,561)	36,113	(1,014,474)

Net increase (decrease) in net assets from operations	(42,261)	(73,954)	166	(1,972)	(32,286)	(349,317)

Changes from principal transactions:
Purchase payments	17,462	54,000	—	—	1,137	10,362
Transfers between sub-accounts and the company	(841,109)	1,803,436	—	—	(142,682)	368,224
Withdrawals	(755,347)	(730,090)	(767)	(902)	(148,546)	(389,682)
Annual contract fee	(12,847)	(9,906)	—	—	(6,002)	(7,477)

Net increase (decrease) in net assets from principal transactions	(1,591,841)	1,117,440	(767)	(902)	(296,093)	(18,573)

Total increase (decrease) in net assets	(1,634,102)	1,043,486	(601)	(2,874)	(328,379)	(367,890)
Net assets at beginning of period	5,728,597	4,685,111	18,430	21,304	2,909,896	3,277,786

Net assets at end of period	$4,094,495	$5,728,597	$17,829	$18,430	$2,581,517	$2,909,896

	2016	2015	2016	2015	2016	2015
Units, beginning of period	475,884	383,767	948	989	120,335	120,831
Units issued	103,612	693,691	—	—	9,885	32,888
Units redeemed	(235,718)	(601,574)	(42)	(41)	(25,388)	(33,384)

Units, end of period	343,778	475,884	906	948	104,832	120,335

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,696	$3,911	$52,503	$48,829	$12,485	$2,285
Expenses:
Mortality and expense risk and administrative charges	(3,993)	(6,845)	(85,638)	(99,618)	(39,593)	(45,079)

Net investment income (loss)	(1,297)	(2,934)	(33,135)	(50,789)	(27,108)	(42,794)

Realized gains (losses) on investments:
Capital gain distributions received	17,974	33,489	421,700	497,405	252,233	110,167
Net realized gain (loss)	(11,737)	45,783	138,003	205,586	79,426	167,801

Realized gains (losses)	6,237	79,272	559,703	702,991	331,659	277,968

Unrealized appreciation (depreciation) during the period	35,067	(103,971)	459,028	(1,004,064)	146,500	(427,946)

Net increase (decrease) in net assets from operations	40,007	(27,633)	985,596	(351,862)	451,051	(192,772)

Changes from principal transactions:
Purchase payments	70	260	21,791	17,812	1,410	26,046
Transfers between sub-accounts and the company	(79,821)	(64,388)	150,409	(148,041)	(76,812)	(20,638)
Withdrawals	(77,847)	(95,721)	(374,289)	(1,010,203)	(191,766)	(280,711)
Annual contract fee	(165)	(344)	(23,657)	(25,853)	(1,079)	(1,371)

Net increase (decrease) in net assets from principal transactions	(157,763)	(160,193)	(225,746)	(1,166,285)	(268,247)	(276,674)

Total increase (decrease) in net assets	(117,756)	(187,826)	759,850	(1,518,147)	182,804	(469,446)
Net assets at beginning of period	345,942	533,768	5,515,117	7,033,264	2,727,019	3,196,465

Net assets at end of period	$228,186	$345,942	$6,274,967	$5,515,117	$2,909,823	$2,727,019

	2016	2015	2016	2015	2016	2015
Units, beginning of period	14,024	20,361	218,246	260,763	88,066	96,553
Units issued	279	3,115	13,373	9,548	96	2,778
Units redeemed	(6,546)	(9,452)	(22,259)	(52,065)	(8,360)	(11,265)

Units, end of period	7,757	14,024	209,360	218,246	79,802	88,066

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$15,426	$—	$15,850	$8,319	$20,445	$35,798
Expenses:
Mortality and expense risk and administrative charges	(88,771)	(96,348)	(50,424)	(53,609)	(39,449)	(41,382)

Net investment income (loss)	(73,345)	(96,348)	(34,574)	(45,290)	(19,004)	(5,584)

Realized gains (losses) on investments:
Capital gain distributions received	559,256	229,047	437,786	499,661	403,007	366,736
Net realized gain (loss)	209,991	375,727	(537)	228,697	89,402	105,155

Realized gains (losses)	769,247	604,774	437,249	728,358	492,409	471,891

Unrealized appreciation (depreciation) during the period	291,198	(925,062)	237,948	(777,426)	240,150	(658,907)

Net increase (decrease) in net assets from operations	987,100	(416,636)	640,623	(94,358)	713,555	(192,600)

Changes from principal transactions:
Purchase payments	171,249	243,407	408	90,052	6,057	15,839
Transfers between sub-accounts and the company	(359,352)	364,636	136,291	(443,145)	(15,680)	(78,983)
Withdrawals	(379,698)	(633,643)	(245,342)	(440,556)	(213,639)	(201,216)
Annual contract fee	(25,080)	(25,409)	(8,416)	(7,416)	(1,425)	(1,667)

Net increase (decrease) in net assets from principal transactions	(592,881)	(51,009)	(117,059)	(801,065)	(224,687)	(266,027)

Total increase (decrease) in net assets	394,219	(467,645)	523,564	(895,423)	488,868	(458,627)
Net assets at beginning of period	6,155,606	6,623,251	3,238,656	4,134,079	2,495,226	2,953,853

Net assets at end of period	$6,549,825	$6,155,606	$3,762,220	$3,238,656	$2,984,094	$2,495,226

	2016	2015	2016	2015	2016	2015
Units, beginning of period	214,916	208,228	122,892	155,270	74,363	81,845
Units issued	8,299	40,245	24,224	26,410	2,087	705
Units redeemed	(36,092)	(33,557)	(27,955)	(58,788)	(8,203)	(8,187)

Units, end of period	187,123	214,916	119,161	122,892	68,247	74,363

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$44,211	$75,408	$83,028	$93,711	$155,568	$177,532
Expenses:
Mortality and expense risk and administrative charges	(120,197)	(131,511)	(50,722)	(57,875)	(114,479)	(129,374)

Net investment income (loss)	(75,986)	(56,103)	32,306	35,836	41,089	48,158

Realized gains (losses) on investments:
Capital gain distributions received	1,171,662	1,099,867	—	—	—	—
Net realized gain (loss)	352,672	555,170	(24,293)	(57,023)	(40,472)	(102,503)

Realized gains (losses)	1,524,334	1,655,037	(24,293)	(57,023)	(40,472)	(102,503)

Unrealized appreciation (depreciation) during the period	616,563	(2,179,874)	118,105	18,201	238,942	13,105

Net increase (decrease) in net assets from operations	2,064,911	(580,940)	126,118	(2,986)	239,559	(41,240)

Changes from principal transactions:
Purchase payments	9,731	133,359	3,940	2,183	10,826	324,684
Transfers between sub-accounts and the company	219,052	(983,915)	(49,582)	(49,606)	62,306	146,656
Withdrawals	(366,176)	(780,254)	(296,707)	(532,066)	(800,332)	(946,348)
Annual contract fee	(20,048)	(20,017)	(2,165)	(2,438)	(25,148)	(26,747)

Net increase (decrease) in net assets from principal transactions	(157,441)	(1,650,827)	(344,514)	(581,927)	(752,348)	(501,755)

Total increase (decrease) in net assets	1,907,470	(2,231,767)	(218,396)	(584,913)	(512,789)	(542,995)

Net assets at beginning of period	7,220,743	9,452,510	3,610,319	4,195,232	7,653,054	8,196,049
Net assets at end of period	$9,128,213	$7,220,743	$3,391,923	$3,610,319	$7,140,265	$7,653,054

	2016	2015	2016	2015	2016	2015
Units, beginning of period	267,334	334,329	165,249	191,828	363,631	387,551
Units issued	21,285	9,033	2,421	5,069	20,811	43,978
Units redeemed	(28,393)	(76,028)	(17,955)	(31,648)	(56,750)	(67,898)

Units, end of period	260,226	267,334	149,715	165,249	327,692	363,631

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2016	2015	2016	2015	2016	2015 (j)
Income:
Dividend distributions received	$123,459	$145,740	$28,510	$29,445	$ —	$1,011,990
Expenses:
Mortality and expense risk and administrative charges	(75,047)	(82,454)	(10,216)	(10,366)	—	(42,494)

Net investment income (loss)	48,412	63,286	18,294	19,079	—	969,496

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	460,643
Net realized gain (loss)	(83,165)	(62,661)	(3,897)	(5,632)	—	(1,579,030)

Realized gains (losses)	(83,165)	(62,661)	(3,897)	(5,632)	—	(1,118,387)

Unrealized appreciation (depreciation) during the period	90,788	(82,110)	680	(18,849)	—	284,573

Net increase (decrease) in net assets from operations	56,035	(81,485)	15,077	(5,402)	—	135,682

Changes from principal transactions:
Purchase payments	1,375	13,700	280	1,200	—	1,550
Transfers between sub-accounts and the company	(1,019,685)	1,990,329	42,497	(5,865)	—	(8,594,669)
Withdrawals	(999,748)	(2,360,718)	(40,842)	(93,240)	—	(419,748)
Annual contract fee	(24,162)	(34,160)	(8,243)	(8,429)	—	(3,100)

Net increase (decrease) in net assets from principal transactions	(2,042,220)	(390,849)	(6,308)	(106,334)	—	(9,015,967)

Total increase (decrease) in net assets	(1,986,185)	(472,334)	8,769	(111,736)	—	(8,880,285)
Net assets at beginning of period	5,179,845	5,652,179	1,052,043	1,163,779	—	8,880,285

Net assets at end of period	$3,193,660	$5,179,845	$1,060,812	$1,052,043	$—	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	421,049	453,565	83,680	91,966	—	377,717
Units issued	206,252	266,012	4,827	3,496	—	4,524
Units redeemed	(368,087)	(298,528)	(5,333)	(11,782)	—	(382,241)

Units, end of period	259,214	421,049	83,174	83,680	—	—

(j)

Terminated as an investment option and funds transferred to Core Bond Trust Series I on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2016	2015 (k)	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$2,008,416	$6,638	$6,860	$59,872	$61,326
Expenses:
Mortality and expense risk and administrative charges	—	(83,622)	(7,049)	(7,682)	(77,421)	(90,440)

Net investment income (loss)	—	1,924,794	(411)	(822)	(17,549)	(29,114)

Realized gains (losses) on investments:
Capital gain distributions received	—	914,201	7,493	15,351	77,983	160,075
Net realized gain (loss)	—	(3,164,068)	28,085	37,682	305,749	680,227

Realized gains (losses)	—	(2,249,867)	35,578	53,033	383,732	840,302

Unrealized appreciation (depreciation) during the period	—	588,771	10,967	(66,343)	111,014	(951,827)

Net increase (decrease) in net assets from operations	—	263,698	46,134	(14,132)	477,197	(140,639)

Changes from principal transactions:
Purchase payments	—	30,725	9,963	25,161	65,212	372,161
Transfers between sub-accounts and the company	—	(16,619,180)	(7,480)	33,749	(172,656)	(663,308)
Withdrawals	—	(735,276)	(62,534)	(54,501)	(641,755)	(842,429)
Annual contract fee	—	(11,605)	(497)	(530)	(22,175)	(22,543)

Net increase (decrease) in net assets from principal transactions	—	(17,335,336)	(60,548)	3,879	(771,374)	(1,156,119)

Total increase (decrease) in net assets	—	(17,071,638)	(14,414)	(10,253)	(294,177)	(1,296,758)
Net assets at beginning of period	—	17,071,638	494,919	505,172	5,149,775	6,446,533

Net assets at end of period	$—	$—	$480,505	$494,919	$4,855,598	$5,149,775

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	884,583	26,088	26,059	210,610	257,544
Units issued	—	31,246	528	4,873	3,584	26,445
Units redeemed	—	(915,829)	(3,709)	(4,844)	(34,527)	(73,379)

Units, end of period	—	—	22,907	26,088	179,667	210,610

(k)

Terminated as an investment option and funds transferred to Core Bond Trust Series II on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series II		Ultra Short Term Bond Trust Series II
	2016 (l)	2015	2016 (m)	2015	2016	2015
Income:
Dividend distributions received	$520,702	$192,687	$39,897	$26,382	$324,473	$129,945
Expenses:
Mortality and expense risk and administrative charges	(109,094)	(145,164)	(9,282)	(15,886)	(289,837)	(167,775)

Net investment income (loss)	411,608	47,523	30,615	10,496	34,636	(37,830)

Realized gains (losses) on investments:
Capital gain distributions received	5,010,657	—	396,539	—	—	—
Net realized gain (loss)	(2,627,913)	406,506	(262,641)	99,195	(151,933)	(155,709)

Realized gains (losses)	2,382,744	406,506	133,898	99,195	(151,933)	(155,709)

Unrealized appreciation (depreciation) during the period	(2,410,898)	(540,570)	(133,542)	(70,055)	(125,288)	10,387

Net increase (decrease) in net assets from operations	383,454	(86,541)	30,971	39,636	(242,585)	(183,152)

Changes from principal transactions:
Purchase payments	36,670	214,526	7,500	13,053	1,494,666	1,073,408
Transfers between sub-accounts and the company	(9,340,499)	(199,816)	(747,977)	(1,316)	22,251,682	12,899,547
Withdrawals	(681,004)	(1,063,273)	(54,725)	(192,376)	(13,562,842)	(14,619,121)
Annual contract fee	(4,371)	(6,300)	(2,780)	(3,514)	(97,968)	(52,994)

Net increase (decrease) in net assets from principal transactions	(9,989,204)	(1,054,863)	(797,982)	(184,153)	10,085,538	(699,160)

Total increase (decrease) in net assets	(9,605,750)	(1,141,404)	(767,011)	(144,517)	9,842,953	(882,312)
Net assets at beginning of period	9,605,750	10,747,154	767,011	911,528	11,089,538	11,971,850

Net assets at end of period	$—	$9,605,750	$—	$767,011	$20,932,491	$11,089,538

	2016	2015	2016	2015	2016	2015
Units, beginning of period	542,590	601,404	44,426	52,138	924,972	978,688
Units issued	11,036	13,146	1,388	49,782	2,981,238	2,174,032
Units redeemed	(553,626)	(71,960)	(45,814)	(57,494)	(2,090,264)	(2,227,748)

Units, end of period	—	542,590	—	44,426	1,815,946	924,972

(l)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$65,538	$48,419	$135,717	$95,920	$28,732	$23,737
Expenses:
Mortality and expense risk and administrative charges	(23,353)	(26,801)	(48,953)	(57,989)	(56,633)	(66,902)

Net investment income (loss)	42,185	21,618	86,764	37,931	(27,901)	(43,165)

Realized gains (losses) on investments:
Capital gain distributions received	24,694	150,800	53,450	324,030	342,271	569,006
Net realized gain (loss)	(2,185)	87,929	(3,599)	326,651	53,828	122,464

Realized gains (losses)	22,509	238,729	49,851	650,681	396,099	691,470

Unrealized appreciation (depreciation) during the period	63,128	(521,743)	130,776	(1,253,538)	140,026	(1,096,285)

Net increase (decrease) in net assets from operations	127,822	(261,396)	267,391	(564,926)	508,224	(447,980)

Changes from principal transactions:
Purchase payments	11,000	12,105	40,160	10,588	15,109	15,302
Transfers between sub-accounts and the company	63,565	(106,781)	189,379	(701,296)	(6,003)	(21,082)
Withdrawals	(56,577)	(155,797)	(150,502)	(315,535)	(271,377)	(343,555)
Annual contract fee	(1,246)	(1,319)	(6,938)	(7,077)	(1,463)	(1,738)

Net increase (decrease) in net assets from principal transactions	16,742	(251,792)	72,099	(1,013,320)	(263,734)	(351,073)

Total increase (decrease) in net assets	144,564	(513,188)	339,490	(1,578,246)	244,490	(799,053)
Net assets at beginning of period	1,314,676	1,827,864	2,773,059	4,351,305	3,871,927	4,670,980

Net assets at end of period	$1,459,240	$1,314,676	$3,112,549	$2,773,059	$4,116,417	$3,871,927

	2016	2015	2016	2015	2016	2015
Units, beginning of period	52,543	61,086	73,640	96,512	93,547	101,581
Units issued	6,202	4,853	9,512	9,391	1,158	1,001
Units redeemed	(5,516)	(13,396)	(7,649)	(32,263)	(7,476)	(9,035)

Units, end of period	53,229	52,543	75,503	73,640	87,229	93,547

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series II
	2016	2015
Income:
Dividend distributions received	$15,129	$10,659
Expenses:
Mortality and expense risk and administrative charges	(45,211)	(55,972)

Net investment income (loss)	(30,082)	(45,313)

Realized gains (losses) on investments:
Capital gain distributions received	248,633	412,348
Net realized gain (loss)	18,072	554,344

Realized gains (losses)	266,705	966,692

Unrealized appreciation (depreciation) during the period	120,383	(1,238,865)

Net increase (decrease) in net assets from operations	357,006	(317,486)

Changes from principal transactions:
Purchase payments	1,600	8,124
Transfers between sub-accounts and the company	(252,543)	(623,540)
Withdrawals	(174,342)	(384,777)
Annual contract fee	(7,816)	(8,105)

Net increase (decrease) in net assets from principal transactions	(433,101)	(1,008,298)

Total increase (decrease) in net assets	(76,095)	(1,325,784)
Net assets at beginning of period	3,050,238	4,376,022

Net assets at end of period	$2,974,143	$3,050,238

	2016	2015
Units, beginning of period	112,115	145,368
Units issued	11,041	16,052
Units redeemed	(26,614)	(49,305)

Units, end of period	96,542	112,115

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 113 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series I	Equity Income Trust Series I	05/02/2016
Equity-Income Trust Series II	Equity Income Trust Series II	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Franklin Templeton Founding Allocation Trust Series II	Lifestyle Growth Trust PS Series II	10/21/2016
International Core Trust Series I	International Value Trust Series I	10/21/2016
International Core Trust Series II	International Value Trust Series II	10/21/2016
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016
Real Return Bond Trust Series II	Bond Trust Series II	04/29/2016
U.S. Equity Trust Series I	500 Index Fund B Series I	10/21/2016
U.S. Equity Trust Series II	500 Index Fund B Series II	10/21/2016

Sub-accounts opened in 2016 are as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

1.	Organization — (continued):

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors , LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,969,884,338	—	—	2,969,884,338

Total	$2,969,884,338	—	—	2,969,884,338

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2016 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$9,536,072	$642,367
500 Index Fund B Series II	2,224,767	1,129,498
500 Index Fund B Series NAV	244,701	545,087
Active Bond Trust Series I	80,812	436,943
Active Bond Trust Series II	2,098,346	4,424,268
All Cap Core Trust Series I	63,856	469,725
All Cap Core Trust Series II	15,340	29,803
American Asset Allocation Trust Series I	1,307,941	726,570
American Asset Allocation Trust Series II	12,061,634	10,617,546
American Global Growth Trust Series II	2,115,735	2,550,572
American Global Growth Trust Series III	1,908	702
American Growth Trust Series II	29,338,027	14,990,690
American Growth Trust Series III	147,314	46,879
American Growth-Income Trust Series I	1,988,148	906,734
American Growth-Income Trust Series II	22,232,328	13,409,533
American Growth-Income Trust Series III	207,899	64,478
American International Trust Series II	3,164,355	7,223,265
American International Trust Series III	31,423	38,346
American New World Trust Series II	682,753	904,184
American New World Trust Series III	616	724
Blue Chip Growth Trust Series I	3,373,810	2,446,042
Blue Chip Growth Trust Series II	3,160,341	3,039,597
Bond Trust Series I	69,508	58,706
Bond Trust Series II	21,327,507	22,575,985
Capital Appreciation Trust Series I	1,601,950	1,467,162
Capital Appreciation Trust Series II	1,594,603	2,373,290
Capital Appreciation Value Trust Series II	3,188,997	2,679,840
Core Bond Trust Series I	384,600	1,065,846
Core Bond Trust Series II	2,087,146	2,844,633
Core Strategy Trust Series I	12,355	6,557
Core Strategy Trust Series II	21,170,001	33,566,718
Core Strategy Trust Series NAV	28,139	384,498
DWS Equity 500 Index (a)	286,912	571,356
Equity Income Trust Series I	2,799,708	3,205,167
Equity Income Trust Series II	4,014,640	3,539,262
Financial Industries Trust Series I	147,922	96,906
Financial Industries Trust Series II	942,068	766,651
Franklin Templeton Founding Allocation Trust Series II (f)	4,956,616	71,601,151
Fundamental All Cap Core Trust Series II	842,884	777,631
Fundamental Large Cap Value Trust Series I	565,571	2,761,613
Fundamental Large Cap Value Trust Series II	1,216,952	4,548,751
Global Bond Trust Series I	395,164	481,327
Global Bond Trust Series II	764,283	1,707,525
Global Trust Series I	346,736	670,550
Global Trust Series II	424,790	1,006,861
Health Sciences Trust Series I	1,063,465	894,833
Health Sciences Trust Series II	5,033,932	5,067,324
High Yield Trust Series I	281,319	497,533
High Yield Trust Series II	1,522,616	1,943,935

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Core Trust Series I (d)	$242,016	$1,242,381
International Core Trust Series II (e)	414,182	1,883,137
International Equity Index Trust B Series I	51,303	121,305
International Equity Index Trust B Series II	214,173	426,713
International Equity Index Trust B Series NAV	54,186	172,308
International Growth Stock Trust Series II	207,267	688,462
International Small Company Trust Series I	55,115	260,859
International Small Company Trust Series II	162,612	687,121
International Value Trust Series I	1,282,480	555,543
International Value Trust Series II	1,684,133	1,368,147
Investment Quality Bond Trust Series I	200,080	435,265
Investment Quality Bond Trust Series II	1,108,916	2,429,918
Lifestyle Aggressive MVP Series I	15,416	28,667
Lifestyle Aggressive MVP Series II	455,955	726,762
Lifestyle Aggressive Trust PS Series I	123,593	237,154
Lifestyle Aggressive Trust PS Series II	977,577	959,590
Lifestyle Balanced MVP Series I	632,578	1,450,594
Lifestyle Balanced MVP Series II	19,379,620	32,902,640
Lifestyle Balanced Trust PS Series I	788,691	1,682,421
Lifestyle Balanced Trust PS Series II	22,581,360	54,457,549
Lifestyle Conservative MVP Series I	426,447	488,171
Lifestyle Conservative MVP Series II	6,476,069	11,378,002
Lifestyle Conservative Trust PS Series I	450,572	588,622
Lifestyle Conservative Trust PS Series II	6,343,022	14,604,048
Lifestyle Growth MVP Series I	213,368	269,333
Lifestyle Growth MVP Series II	17,750,399	39,736,809
Lifestyle Growth Trust PS Series I	598,761	1,019,566
Lifestyle Growth Trust PS Series II	103,743,323	88,638,961
Lifestyle Moderate MVP Series I	237,491	853,006
Lifestyle Moderate MVP Series II	9,236,626	15,869,639
Lifestyle Moderate Trust PS Series I	182,081	817,201
Lifestyle Moderate Trust PS Series II	7,474,090	20,149,169
Mid Cap Index Trust Series I	184,710	275,133
Mid Cap Index Trust Series II	1,199,524	1,434,653
Mid Cap Stock Trust Series I	507,068	950,987
Mid Cap Stock Trust Series II	1,101,854	2,091,956
Mid Value Trust Series I	620,322	367,145
Mid Value Trust Series II	1,610,609	1,292,128
Money Market Trust B Series NAV (g)	566	1,304,790
Money Market Trust Series I	83,528	384,498
Money Market Trust Series II	122,036	2,950,957
Money-Market Trust Series NAV	1,298,289	202,198
Mutual Shares Trust Series I	117,514	89,869
PIMCO All Asset (a)	47,930	836,098
Real Estate Securities Trust Series I	174,289	277,605
Real Estate Securities Trust Series II	720,405	1,646,227
Real Return Bond Trust Series II (c)	68,860	3,470,293
Science & Technology Trust Series I	890,389	970,085
Science & Technology Trust Series II	1,509,768	1,260,194
Short Term Government Income Trust Series I	568,232	733,705
Short Term Government Income Trust Series II	1,242,492	2,853,813
Small Cap Growth Trust Series I	1,580	936

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Growth Trust Series II	$442,336	$535,652
Small Cap Index Trust Series I	28,445	169,529
Small Cap Index Trust Series II	830,969	668,149
Small Cap Opportunities Trust Series I	266,985	310,108
Small Cap Opportunities Trust Series II	821,581	928,551
Small Cap Value Trust Series II	954,084	667,931
Small Company Value Trust Series I	508,100	348,784
Small Company Value Trust Series II	1,877,996	939,763
Strategic Income Opportunities Trust Series I	133,170	445,378
Strategic Income Opportunities Trust Series II	589,019	1,300,279
Total Bond Market Trust B Series II	2,020,832	4,014,641
Total Bond Market Trust B Series NAV	90,262	78,276
Total Stock Market Index Trust Series I	24,089	77,556
Total Stock Market Index Trust Series II	226,398	937,338
U.S. Equity Trust Series I (a)	5,580,352	10,147,290
U.S. Equity Trust Series II (b)	458,443	829,271
Ultra Short Term Bond Trust Series II	31,744,374	21,624,199
Utilities Trust Series I	255,018	171,396
Utilities Trust Series II	569,228	356,916
Value Trust Series I	416,836	366,200
Value Trust Series II	500,240	714,788

(a)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2016	603	$20.16 to $ 19.87	$12,253	1.75 % to 1.40%	3.75%	10.04 % to 9.66%
	2015	155	18.32 to 18.12	2,825	1.75 to 1.40	1.57	-0.30 to -0.65
	2014	192	18.38 to 18.24	3,513	1.75 to 1.40	1.71	11.75 to 11.36
	2013	167	16.45 to 16.38	2,744	1.75 to 1.40	1.81	30.19 to 29.74
	2012	166	12.63 to 12.63	2,091	1.75 to 1.40	3.64	1.06 to 1.01

500 Index Fund B Series II	2016	538	20.00 to 19.62	10,784	1.85 to 1.40	1.62	9.83 to 9.33
	2015	488	18.21 to 17.95	8,920	1.85 to 1.40	1.40	-0.54 to -0.99
	2014	561	18.31 to 18.13	10,251	1.85 to 1.40	1.38	11.58 to 11.08
	2013	573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28
	2012	721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Fund B Series NAV	2016	325	20.72 to 18.98	6,388	1.75 to 0.80	1.77	10.76 to 9.71
	2015	348	18.71 to 17.30	6,208	1.75 to 0.80	1.63	0.35 to -0.60
	2014	423	18.64 to 17.27	7,550	1.85 to 0.80	1.51	12.52 to 11.35
	2013	531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36
	2012	636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20

Active Bond Trust Series I	2016	86	19.35 to 18.57	1,652	1.75 to 1.40	3.51	2.89 to 2.53
	2015	106	18.80 to 18.11	1,992	1.75 to 1.40	4.94	-1.22 to -1.57
	2014	120	19.04 to 18.40	2,282	1.75 to 1.40	3.49	5.33 to 4.96
	2013	153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	-1.15 to -1.49
	2012	183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80

Active Bond Trust Series II	2016	1,198	17.94 to 12.21	22,133	1.85 to 1.00	3.33	2.32 to -2.36
	2015	1,346	18.40 to 17.53	24,232	1.85 to 1.40	4.62	-1.53 to -1.97
	2014	1,497	18.68 to 17.89	27,411	1.85 to 1.40	3.25	5.11 to 4.64
	2013	1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	-1.35 to -1.79
	2012	2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46

All Cap Core Trust Series I	2016	101	31.87 to 13.61	2,786	1.75 to 1.40	1.69	9.02 to 8.64
	2015	117	29.23 to 12.53	2,962	1.75 to 1.40	0.90	1.17 to 0.81
	2014	135	28.89 to 12.43	3,386	1.75 to 1.40	0.91	8.12 to 7.74
	2013	160	26.72 to 11.53	3,723	1.75 to 1.40	1.27	32.46 to 32.00
	2012	174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54

All Cap Core Trust Series II	2016	33	28.39 to 26.97	915	1.75 to 1.40	1.57	8.84 to 8.46
	2015	34	26.08 to 24.87	856	1.75 to 1.40	0.73	0.94 to 0.59
	2014	38	25.84 to 24.41	956	1.85 to 1.40	0.69	7.94 to 7.45
	2013	69	23.94 to 22.72	1,594	1.85 to 1.40	1.24	32.18 to 31.59
	2012	59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23

American Asset Allocation Trust Series I	2016	372	17.86 to 17.26	6,624	1.75 to 1.40	1.26	7.48 to 7.10
	2015	387	16.61 to 16.12	6,415	1.75 to 1.40	1.95	-0.35 to -0.70
	2014	441	16.67 to 16.23	7,336	1.75 to 1.40	1.49	3.58 to 3.22
	2013	485	16.09 to 15.72	7,796	1.75 to 1.40	1.05	21.58 to 21.16
	2012	539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74

American Asset Allocation Trust Series II	2016	4,807	17.22 to 16.83	82,647	1.90 to 1.00	1.08	7.83 to 6.87
	2015	5,321	15.97 to 15.75	85,726	1.90 to 1.00	1.81	-0.09 to -0.99
	2014	6,075	15.99 to 15.91	99,256	1.90 to 1.00	1.30	3.85 to 2.92
	2013	6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11
	2012	7,592	12.79 to 12.63	99,319	1.90 to 1.00	1.39	13.31 to 1.02

American Global Growth Trust Series II	2016	653	17.08 to 16.59	11,227	1.85 to 1.00	0.78	-0.89 to -1.73
	2015	763	17.23 to 16.88	13,282	1.85 to 1.00	1.40	5.44 to 4.54
	2014	891	16.34 to 16.08	14,627	1.90 to 1.00	0.61	0.81 to -0.10
	2013	1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60
	2012	902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00

American Global Growth Trust Series III	2016	0	19.79 to 19.44	8	1.00 to 0.80	1.29	-0.17 to -0.37
	2015	0	19.82 to 19.51	7	1.00 to 0.80	1.94	6.17 to 5.95
	2014	0	18.67 to 17.73	8	1.55 to 0.80	0.89	1.50 to 0.74
	2013	1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Growth Trust Series II	2016	2,958	31.11 to 19.80	86,997	1.90 to 1.00	0.32	7.95 to 6.98
	2015	3,347	29.08 to 18.34	91,932	1.90 to 1.00	0.09	5.29 to 4.35
	2014	3,933	27.87 to 17.42	103,063	1.90 to 1.00	0.63	6.89 to 5.93
	2013	4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86
	2012	5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72

American Growth Trust Series III	2016	21	21.60 to 20.21	444	1.55 to 0.80	0.79	8.61 to 7.80
	2015	22	19.89 to 18.75	441	1.55 to 0.80	0.60	6.02 to 5.22
	2014	25	18.76 to 17.82	466	1.55 to 0.80	1.17	7.61 to 6.81
	2013	26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57
	2012	29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06

American Growth-Income Trust Series I	2016	220	30.13 to 28.72	6,560	1.75 to 1.40	1.61	9.56 to 9.18
	2015	239	27.50 to 26.31	6,493	1.75 to 1.40	1.27	-0.29 to -0.64
	2014	277	27.58 to 26.48	7,549	1.75 to 1.40	0.86	8.72 to 8.34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series I	2013		323	$25.37 to $ 24.44	$8,110	1.75 % to 1.40%	0.95%	31.16 % to 30.71%
	2012		376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11

American Growth-Income Trust Series II	2016		3,032	27.85 to 19.94	82,343	1.90 to 1.00	1.51	9.95 to 8.97
	2015		3,497	25.56 to 18.14	86,647	1.90 to 1.00	1.14	-0.04 to -0.94
	2014		3,977	25.80 to 18.14	99,098	1.90 to 1.00	0.70	9.02 to 8.05
	2013		4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13
	2012		6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23

American Growth-Income Trust Series III	2016		35	22.05 to 20.63	768	1.55 to 0.80	2.01	10.65 to 9.83
	2015		38	19.93 to 18.78	744	1.55 to 0.80	1.72	0.66 to -0.10
	2014		41	19.80 to 18.80	812	1.55 to 0.80	1.22	9.75 to 8.93
	2013		45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90
	2012		51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69

American International Trust Series II	2016		1,888	26.21 to 14.04	44,092	1.90 to 1.00	0.82	1.95 to 1.03
	2015		2,045	25.95 to 13.78	47,113	1.90 to 1.00	0.95	-5.92 to -6.77
	2014		2,244	27.83 to 14.64	55,011	1.90 to 1.00	0.81	-4.11 to -4.97
	2013		2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90
	2012		2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99

American International Trust Series III	2016		27	13.83 to 12.94	373	1.55 to 0.80	1.32	2.66 to 1.90
	2015		28	13.47 to 12.70	371	1.55 to 0.80	1.50	-5.30 to -6.01
	2014		29	14.23 to 13.51	414	1.55 to 0.80	1.37	-3.44 to -4.16
	2013		29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61
	2012		30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12

American New World Trust Series II	2016		314	12.93 to 12.63	4,178	1.85 to 1.00	0.24	3.73 to 2.85
	2015		340	12.57 to 12.17	4,389	1.85 to 1.00	1.40	-4.69 to -5.49
	2014		375	13.25 to 12.77	5,098	1.90 to 1.00	0.66	-9.28 to -10.09
	2013		326	14.73 to 14.08	4,927	1.90 to 1.00	0.73	9.64 to 8.66
	2012		404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71

American New World Trust Series III	2016		1	13.68 to 13.44	13	1.00 to 0.80	0.74	4.37 to 4.16
	2015		1	13.11 to 12.91	13	1.00 to 0.80	1.94	-4.02 to -4.21
	2014		1	13.66 to 12.97	14	1.55 to 0.80	1.14	-8.68 to -9.37
	2013		1	14.96 to 14.31	17	1.55 to 0.80	1.28	10.47 to 9.65
	2012		1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89

Blue Chip Growth Trust Series I	2016		451	46.00 to 20.49	18,476	1.75 to 1.40	0.01	-0.59 to -0.94
	2015		496	46.28 to 20.68	20,528	1.75 to 1.40	0.00	9.52 to 9.13
	2014		572	42.26 to 18.95	21,491	1.75 to 1.40	0.00	7.56 to 7.18
	2013		658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88
	2012		725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25

Blue Chip Growth Trust Series II	2016		517	27.60 to 20.74	14,544	1.90 to 1.00	0.00	-0.38 to -1.28
	2015		593	27.96 to 20.82	16,882	1.90 to 1.00	0.00	9.73 to 8.74
	2014		620	25.71 to 18.98	16,230	1.90 to 1.00	0.00	7.80 to 6.83
	2013		708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68
	2012		903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85

Bond Trust Series I	2016		65	13.82 to 13.29	896	1.55 to 0.80	2.91	2.24 to 1.48
	2015		66	13.52 to 13.10	884	1.55 to 0.80	2.87	-0.55 to -1.30
	2014		73	13.59 to 13.27	981	1.55 to 0.80	2.59	4.69 to 3.91
	2013		76	12.98 to 12.77	985	1.55 to 0.80	2.97	-2.24 to -2.88
	2012		71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69

Bond Trust Series II	2016		4,886	12.77 to 12.37	63,615	2.00 to 1.00	2.65	1.83 to 0.82
	2015		5,035	12.54 to 12.27	64,720	2.00 to 1.00	2.59	-0.95 to -1.94
	2014		5,628	12.53 to 12.51	73,486	2.00 to 0.80	2.35	0.27 to 0.09
	2013		6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	-2.67 to -3.48
	2012		6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to -0.35

Capital Appreciation Trust Series I	2016		524	17.56 to 16.60	9,115	1.75 to 1.40	0.00	-2.45 to -2.79
	2015		601	18.01 to 17.07	10,717	1.75 to 1.40	0.00	9.91 to 9.52
	2014		695	16.38 to 15.59	11,275	1.75 to 1.40	0.05	8.13 to 7.75
	2013		795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03
	2012		901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96

Capital Appreciation Trust Series II	2016		260	25.42 to 20.07	6,721	1.85 to 1.00	0.00	-2.25 to -3.07
	2015		334	26.23 to 20.53	8,894	1.85 to 1.00	0.00	10.06 to 9.13
	2014		341	23.88 to 18.65	8,285	1.90 to 1.00	0.00	8.38 to 7.41
	2013		383	22.23 to 17.21	8,686	1.90 to 1.00	0.21	34.52 to 33.83
	2012		488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45

Capital Appreciation Value Trust Series II	2016		1,137	20.90 to 18.79	23,138	1.90 to 1.00	1.12	6.77 to 5.81
	2015		1,191	19.75 to 17.60	23,420	1.90 to 1.00	0.89	4.05 to 3.12
	2014		1,236	19.16 to 16.91	24,057	1.90 to 1.00	1.21	10.93 to 9.93
	2013		1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73
	2012		1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05

Core Bond Trust Series I	2016		420	17.35 to 16.66	7,179	1.75 to 1.40	1.95	1.31 to 0.96
	2015	(h)	461	17.13 to 16.50	7,791	1.75 to 1.40	2.35	-2.65 to -2.88

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Core Bond Trust Series II	2016		904	$16.41 to $ 12.37	$14,738	1.85 % to 1.00%	1.78%	1.52 % to 0.66%
	2015		953	16.30 to 12.19	15,376	1.85 to 1.00	1.98	-1.72 to -2.50
	2014		74	17.33 to 16.59	1,250	1.85 to 1.40	2.96	4.26 to 3.80
	2013		57	16.62 to 15.98	934	1.85 to 1.40	1.77	-3.71 to -4.14
	2012		73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31

Core Strategy Trust Series I	2016		13	15.16 to 14.75	202	1.55 to 0.80	2.07	6.26 to 5.47
	2015		14	14.27 to 13.98	195	1.55 to 0.80	2.24	-0.90 to -1.64
	2014		14	14.40 to 14.22	200	1.55 to 0.80	1.75	5.26 to 4.48
	2013		29	13.68 to 13.61	397	1.55 to 0.80	8.64	9.41 to 8.86

Core Strategy Trust Series II	2016		11,213	17.95 to 16.29	205,549	1.90 to 1.00	1.78	5.89 to 4.94
	2015		12,367	17.10 to 15.39	216,505	1.90 to 1.00	1.94	-1.37 to -2.25
	2014		13,885	18.44 to 14.47	248,865	2.10 to 0.35	2.19	5.54 to 3.71
	2013		15,129	17.78 to 13.71	260,459	2.10 to 0.35	1.35	16.56 to 9.66
	2012		3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99

Core Strategy Trust Series NAV	2016		12	22.59 to 16.32	222	1.60 to 1.20	0.85	5.88 to 5.46
	2015		29	21.34 to 15.48	573	1.60 to 1.20	2.16	-1.25 to -1.64
	2014		34	21.61 to 15.74	674	1.60 to 1.20	2.47	4.88 to 4.46
	2013		35	20.60 to 15.07	652	1.60 to 1.20	0.65	17.86 to 17.39
	2012		43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67

DWS Equity 500 Index(e)	2016		82	35.64 to 33.91	2,840	1.75 to 1.40	1.78	9.65 to 9.27
	2015		98	32.50 to 31.03	3,105	1.75 to 1.40	1.37	-0.64 to -0.99
	2014		124	32.71 to 30.96	3,980	1.85 to 1.40	1.51	11.43 to 10.93
	2013		156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03
	2012		199	22.65 to 21.63	4,412	1.85 to 1.40	1.34	13.65 to 13.13

Equity Income Trust Series I	2016	(f)	481	54.30 to 29.23	23,463	1.75 to 1.40	2.18	17.47 to 17.06
	2015		543	46.22 to 24.97	22,588	1.75 to 1.40	1.87	-8.04 to -8.37
	2014		607	50.27 to 27.25	27,365	1.75 to 1.40	1.79	5.98 to 5.61
	2013		670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79
	2012		747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32

Equity Income Trust Series II	2016	(g)	895	23.94 to 18.79	21,988	1.90 to 1.00	2.02	17.73 to 16.67
	2015		966	20.52 to 15.96	20,286	1.90 to 1.00	1.66	-7.84 to -8.67
	2014		1,083	22.46 to 17.31	24,890	1.90 to 1.00	1.58	6.17 to 5.22
	2013		1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48
	2012		1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57

Financial Industries Trust Series I	2016		29	22.07 to 20.89	624	1.75 to 1.40	1.52	17.71 to 17.30
	2015		27	18.75 to 17.81	495	1.75 to 1.40	0.98	-4.00 to -4.33
	2014		28	19.53 to 18.61	532	1.75 to 1.40	0.67	7.14 to 6.76
	2013		32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49
	2012		33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99

Financial Industries Trust Series II	2016		158	22.06 to 20.07	3,572	1.85 to 1.00	1.27	18.02 to 17.02
	2015		153	18.86 to 17.00	2,941	1.85 to 1.00	0.72	-3.85 to -4.66
	2014		190	19.65 to 17.68	3,773	1.90 to 1.00	0.50	7.34 to 6.38
	2013		229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12
	2012		261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01

Franklin Templeton Founding Allocation Trust Series II	2016	(n)	0	15.85 to 13.93	0	1.90 to 1.00	2.40	6.94 to 6.16
	2015		4,795	14.82 to 13.12	66,439	1.90 to 1.00	2.38	-6.92 to -7.76
	2014		5,542	27.29 to 14.23	82,146	1.90 to 0.35	2.76	2.45 to 0.87
	2013		6,374	26.64 to 14.11	92,181	1.90 to 0.35	2.16	23.84 to 21.94
	2012		7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83

Fundamental All Cap Core Trust Series II	2016		163	33.04 to 31.50	5,263	1.75 to 1.40	0.18	6.61 to 6.24
	2015		182	30.99 to 29.65	5,517	1.75 to 1.40	0.00	2.39 to 2.03
	2014		233	30.27 to 28.72	6,905	1.85 to 1.40	0.20	8.03 to 7.55
	2013		303	28.02 to 26.71	8,327	1.85 to 1.40	0.73	33.66 to 33.06
	2012		360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04

Fundamental Large Cap Value Trust Series I	2016		889	24.30 to 15.02	22,546	1.75 to 1.00	2.22	9.08 to 8.26
	2015		993	22.45 to 13.77	23,196	1.75 to 1.00	0.98	-2.09 to -2.83
	2014		1,113	23.10 to 14.10	26,687	1.75 to 0.80	2.61	9.73 to 8.69
	2013		73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2016		1,134	23.85 to 13.35	26,562	1.85 to 1.00	2.02	8.86 to 7.94
	2015		1,306	22.10 to 12.26	28,001	1.85 to 1.00	0.77	-2.28 to -3.11
	2014		1,593	22.68 to 12.55	34,316	1.90 to 1.00	1.12	0.37 to 0.23
	2013		346	21.98 to 21.04	7,488	1.85 to 1.40	0.88	30.27 to 29.69
	2012		147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94

Global Bond Trust Series I	2016		45	35.60 to 22.01	1,513	1.75 to 1.40	0.00	1.62 to 1.26
	2015		48	35.03 to 21.73	1,545	1.75 to 1.40	2.52	-4.84 to -5.17
	2014		54	22.92 to 15.64	1,819	1.75 to 0.80	0.91	1.47 to 0.51
	2013		63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	-6.17 to -7.06
	2012		77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16

Global Bond Trust Series II	2016		447	19.95 to 11.34	8,269	1.90 to 1.00	0.00	1.89 to 0.98
	2015		481	19.76 to 11.13	8,916	1.90 to 1.00	2.56	-4.69 to -5.54

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Bond Trust Series II	2014		567	$20.92 to $ 11.68	$11,158	1.90 % to 1.00%	0.73%	1.11 % to 0.21%
	2013		668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	-6.61 to -7.44
	2012		710	22.56 to 12.37	15,861	1.90 to 1.00	7.01	4.79 to -1.06

Global Trust Series I	2016		193	17.58 to 16.91	6,829	1.75 to 0.80	4.53	8.59 to 7.57
	2015		210	16.34 to 15.57	6,857	1.75 to 0.80	1.86	-7.17 to -8.05
	2014		235	17.78 to 16.78	8,311	1.75 to 0.80	1.98	-3.38 to -4.29
	2013		238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45
	2012		274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62

Global Trust Series II	2016		306	19.42 to 12.39	5,967	1.90 to 1.00	4.30	8.15 to 7.18
	2015		348	18.12 to 11.46	6,297	1.90 to 1.00	1.63	-7.54 to -8.37
	2014		452	19.78 to 12.39	8,890	1.90 to 1.00	2.96	-0.84 to -0.98
	2013		245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44
	2012		262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27

Health Sciences Trust Series I	2016		58	55.87 to 52.89	3,127	1.75 to 1.40	0.07	-11.82 to - 12.12
	2015		68	63.36 to 60.19	4,228	1.75 to 1.40	0.00	11.13 to 10.74
	2014		75	57.01 to 54.35	4,158	1.75 to 1.40	0.00	30.00 to 29.54
	2013		81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46
	2012		80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65

Health Sciences Trust Series II	2016		200	55.78 to 24.04	10,935	1.90 to 1.00	0.00	-11.66 to - 12.45
	2015		254	63.71 to 27.21	15,881	1.90 to 1.00	0.00	11.38 to 10.38
	2014		257	57.72 to 24.43	14,599	1.90 to 1.00	0.00	30.24 to 29.07
	2013		278	44.72 to 18.76	12,358	1.90 to 1.00	0.00	47.95 to 38.97
	2012		313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52

High Yield Trust Series I	2016		83	21.22 to 13.34	1,779	1.75 to 0.80	6.75	15.34 to 14.25
	2015		98	18.58 to 11.56	1,843	1.75 to 0.80	7.19	-9.05 to -9.91
	2014		112	20.62 to 12.71	2,373	1.75 to 0.80	6.56	-0.68 to -1.62
	2013		115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41
	2012		109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92

High Yield Trust Series II	2016		288	24.16 to 13.94	6,630	1.90 to 1.00	6.55	15.00 to 13.97
	2015		331	21.34 to 12.12	6,500	1.85 to 1.00	6.75	-9.46 to -10.22
	2014		368	23.62 to 13.39	8,111	1.90 to 1.00	5.88	-1.24 to -2.12
	2013		429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87
	2012		314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09

International Core Trust Series I	2016	(l)	0	12.24 to 11.74	0	1.75 to 1.00	25.42	0.41 to -0.19
	2015		78	12.19 to 11.76	1,218	1.75 to 1.00	2.85	-6.39 to -7.09
	2014		86	13.20 to 12.66	1,425	1.75 to 0.80	3.59	-7.44 to -8.32
	2013		84	14.27 to 13.80	1,510	1.75 to 0.80	2.68	23.38 to 22.82
	2012		102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04

International Core Trust Series II	2016	(m)	0	16.41 to 13.76	0	1.85 to 1.00	21.50	0.25 to -0.44
	2015		100	16.49 to 13.73	1,676	1.85 to 1.00	2.82	-6.56 to -7.35
	2014		78	17.68 to 14.69	1,415	1.90 to 1.00	3.45	-7.84 to -8.67
	2013		70	19.36 to 15.94	1,389	1.90 to 1.00	2.44	22.97 to 22.43
	2012		84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23

International Equity Index Trust B Series I	2016		52	13.42 to 13.23	692	1.75 to 1.40	2.58	3.00 to 2.64
	2015		58	13.03 to 12.89	751	1.75 to 1.40	2.12	-7.22 to -7.55
	2014		79	14.05 to 13.94	1,111	1.75 to 1.40	3.37	-5.94 to -6.27
	2013		73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57
	2012		81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2016		185	13.21 to 13.07	2,439	1.85 to 1.00	2.43	3.20 to 2.33
	2015		202	12.80 to 12.77	2,606	1.85 to 1.00	2.14	-7.05 to -7.84
	2014		217	13.84 to 13.77	3,029	1.90 to 1.00	2.66	-5.75 to -6.59
	2013		253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17
	2012		323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2016		96	10.89 to 10.42	1,027	1.85 to 1.40	2.65	2.98 to 2.52
	2015		109	10.57 to 10.17	1,127	1.85 to 1.40	2.28	-7.11 to -7.53
	2014		132	11.38 to 10.99	1,479	1.85 to 1.40	2.64	-5.90 to -6.32
	2013		211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44
	2012		225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59

International Growth Stock Trust Series II	2016		175	13.96 to 13.75	2,442	1.85 to 1.00	1.45	-2.43 to -3.26
	2015		210	14.30 to 14.21	3,013	1.85 to 1.00	1.66	-3.50 to -4.32
	2014		178	14.84 to 14.82	2,654	1.90 to 1.00	1.62	-0.99 to -1.88
	2013		174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16
	2012		188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Small Company Trust Series I	2016		83	17.91 to 17.47	1,477	1.75 to 1.40	1.89	3.44 to 3.08
	2015		95	17.31 to 16.95	1,637	1.75 to 1.40	1.80	5.06 to 4.70
	2014		104	16.99 to 16.19	1,718	1.75 to 0.80	1.28	-7.64 to -8.51
	2013		129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61
	2012		132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11

International Small Company Trust Series II	2016		172	17.10 to 16.24	2,987	1.85 to 1.00	1.70	3.66 to 2.78
	2015		203	16.64 to 15.67	3,425	1.85 to 1.00	1.63	5.33 to 4.44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Small Company Trust Series II	2014	206	$15.89 to $ 14.88	$3,327	1.90 % to 1.00%	1.17%	-8.02 % to - 8.84%
	2013	237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22
	2012	304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71

International Value Trust Series I	2016	262	18.30 to 13.10	5,003	1.75 to 1.00	2.52	11.12 to 10.29
	2015	227	17.48 to 16.59	3,921	1.75 to 1.40	1.79	-9.10 to -9.41
	2014	249	18.32 to 13.10	4,752	1.75 to 0.80	2.69	-13.21 to -14.03
	2013	281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96
	2012	312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30

International Value Trust Series II	2016	367	20.22 to 14.12	7,666	1.85 to 1.00	2.14	10.83 to 9.89
	2015	362	18.40 to 12.74	6,772	1.85 to 1.00	1.46	-8.86 to -9.64
	2014	402	20.24 to 13.98	8,324	1.90 to 1.00	2.38	-13.52 to -14.30
	2013	516	23.61 to 16.17	12,422	1.90 to 1.00	1.49	24.00 to 23.52
	2012	622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77

Investment Quality Bond Trust Series I	2016	115	21.77 to 17.00	3,252	1.75 to 0.80	2.17	3.46 to 2.48
	2015	125	21.24 to 16.43	3,435	1.75 to 0.80	1.80	-1.61 to -2.54
	2014	153	21.80 to 16.70	4,217	1.75 to 0.80	2.95	4.63 to 3.64
	2013	171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	-2.90 to -3.62
	2012	190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71

Investment Quality Bond Trust Series II	2016	826	18.72 to 12.71	15,227	1.85 to 1.00	1.96	3.05 to 2.17
	2015	903	18.32 to 12.33	16,298	1.85 to 1.00	1.59	-2.00 to -2.83
	2014	1,016	18.73 to 12.59	18,879	1.90 to 1.00	2.73	4.22 to 3.28
	2013	1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	-3.17 to -3.88
	2012	1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to -0.39

Lifestyle Aggressive MVP Series I	2016	22	21.87 to 16.42	461	1.75 to 1.40	1.67	0.54 to 0.19
	2015	23	21.75 to 16.39	478	1.75 to 1.40	1.72	-7.16 to -7.48
	2014	30	23.43 to 17.72	676	1.75 to 1.40	1.94	-0.01 to -0.36
	2013	117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52
	2012	130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58

Lifestyle Aggressive MVP Series II	2016	262	20.14 to 15.01	5,529	1.85 to 1.00	1.53	0.65 to -0.20
	2015	279	20.18 to 14.91	5,851	1.85 to 1.00	1.54	-6.99 to -7.78
	2014	412	21.75 to 16.03	9,216	1.90 to 1.00	1.95	0.29 to -0.61
	2013	1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37
	2012	1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18

Lifestyle Aggressive Trust PS Series I	2016	88	13.94 to 13.80	1,222	1.75 to 1.40	1.67	8.03 to 7.65
	2015	101	12.91 to 12.82	1,294	1.75 to 1.40	1.66	-2.92 to -3.26
	2014	129	13.30 to 13.25	1,710	1.75 to 1.40	2.49	3.95 to 3.59

Lifestyle Aggressive Trust PS Series II	2016	981	14.03 to 13.67	13,553	1.85 to 1.00	1.52	8.26 to 7.34
	2015	1,018	12.96 to 12.73	13,054	1.85 to 1.00	1.54	-2.73 to -3.56
	2014	1,146	13.32 to 13.19	15,190	1.90 to 1.00	2.31	4.16 to 3.23

Lifestyle Balanced MVP Series I	2016	369	19.67 to 16.83	8,322	1.75 to 0.80	2.05	3.96 to 2.98
	2015	422	19.10 to 16.19	9,273	1.75 to 0.80	2.37	-3.03 to -3.95
	2014	451	19.89 to 16.69	10,286	1.75 to 0.80	2.20	3.46 to 2.48
	2013	1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82
	2012	1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92

Lifestyle Balanced MVP Series II	2016	12,927	20.83 to 16.48	242,464	1.90 to 0.35	1.85	4.25 to 2.65
	2015	14,249	20.29 to 15.81	259,652	1.90 to 0.35	2.12	-2.73 to -4.23
	2014	15,841	16.76 to 16.26	303,810	2.10 to 0.35	2.05	3.67 to 1.87
	2013	43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20
	2012	48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37

Lifestyle Balanced Trust PS Series I	2016	969	13.88 to 13.48	13,205	1.75 to 0.80	2.19	5.26 to 4.27
	2015	1,068	13.19 to 12.93	13,907	1.75 to 0.80	2.31	-0.75 to -1.69
	2014	1,196	13.29 to 13.15	15,793	1.75 to 0.80	3.16	5.11 to 4.12

Lifestyle Balanced Trust PS Series II	2016	26,359	15.29 to 13.98	372,542	2.00 to 0.35	2.01	5.52 to 3.79
	2015	29,232	14.74 to 13.25	398,946	2.00 to 0.35	2.10	-0.57 to -2.20
	2014	32,614	15.07 to 13.33	455,631	2.00 to 0.35	2.85	5.37 to 3.65
	2013	505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19
	2012	396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34

Lifestyle Conservative MVP Series I	2016	86	21.12 to 17.01	2,220	1.75 to 0.80	2.36	3.75 to 2.77
	2015	91	20.55 to 16.40	2,282	1.75 to 0.80	2.43	-0.75 to -1.69
	2014	101	20.91 to 16.52	2,614	1.75 to 0.80	2.07	4.18 to 3.19
	2013	334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07
	2012	413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62

Lifestyle Conservative MVP Series II	2016	3,300	19.20 to 17.07	58,550	1.90 to 0.35	2.13	3.95 to 2.35
	2015	3,577	18.76 to 13.17	63,464	1.90 to 1.00	2.23	-1.15 to -2.03
	2014	4,090	16.51 to 14.83	75,095	2.10 to 0.35	2.07	4.47 to 2.66
	2013	10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54
	2012	12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00

Lifestyle Conservative Trust PS Series I	2016	263	13.51 to 13.12	3,477	1.75 to 0.80	2.67	3.56 to 2.58
	2015	280	13.04 to 12.79	3,592	1.75 to 0.80	2.64	-0.63 to -1.57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Conservative Trust PS Series I	2014	294	$13.13 to $ 12.99	$3,834	1.75 % to 0.80%	3.34%	4.70 % to 3.71%

Lifestyle Conservative Trust PS Series II	2016	5,659	13.86 to 13.61	76,609	2.00 to 0.35	2.39	3.81 to 2.11
	2015	6,357	13.58 to 13.11	84,200	2.00 to 0.35	2.33	-0.38 to -2.01
	2014	7,228	13.85 to 13.16	97,731	2.00 to 0.35	3.08	5.04 to 3.33
	2013	306	13.41 to 12.53	4,189	2.00 to 0.35	2.27	1.80 to 0.20
	2012	294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39

Lifestyle Growth MVP Series I	2016	202	17.72 to 16.25	4,326	1.75 to 0.80	1.89	2.52 to 1.55
	2015	212	17.45 to 15.85	4,447	1.75 to 0.80	2.00	-5.29 to -6.19
	2014	248	18.60 to 16.73	5,422	1.75 to 0.80	2.10	1.35 to 0.39
	2013	791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33
	2012	952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88

Lifestyle Growth MVP Series II	2016	13,685	15.80 to 14.59	253,367	2.00 to 0.35	1.62	2.78 to 1.10
	2015	15,417	15.37 to 14.43	279,176	2.00 to 0.35	1.88	-5.15 to -6.70
	2014	17,851	17.86 to 16.21	345,466	2.10 to 0.35	1.94	1.68 to -0.08
	2013	52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61
	2012	57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21

Lifestyle Growth Trust PS Series I	2016	673	14.12 to 13.72	9,328	1.75 to 0.80	1.88	6.38 to 5.37
	2015	730	13.27 to 13.02	9,557	1.75 to 0.80	2.21	-0.91 to -1.85
	2014	751	13.40 to 13.26	9,990	1.75 to 0.80	2.89	5.32 to 4.32

Lifestyle Growth Trust PS Series II	2016	38,102	16.30 to 14.23	552,007	2.00 to 0.35	1.81	6.64 to 4.90
	2015	38,175	15.53 to 13.35	526,704	2.00 to 0.35	1.93	-0.60 to -2.23
	2014	41,887	15.89 to 13.43	592,594	2.00 to 0.35	2.69	5.51 to 3.79
	2013	836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81
	2012	723	13.82 to 13.14	9,600	2.00 to 0.80	0.85	11.55 to 10.21

Lifestyle Moderate MVP Series I	2016	144	20.82 to 17.60	3,620	1.75 to 0.80	2.09	4.46 to 3.47
	2015	183	20.12 to 16.84	4,261	1.75 to 0.80	2.46	-1.70 to -2.63
	2014	198	20.67 to 17.14	4,698	1.75 to 0.80	2.48	4.10 to 3.12
	2013	412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71
	2012	522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74

Lifestyle Moderate MVP Series II	2016	5,330	25.36 to 20.51	98,063	1.90 to 0.45	1.89	4.65 to 3.14
	2015	5,793	24.23 to 19.88	105,231	1.90 to 0.45	2.23	-1.57 to -2.98
	2014	6,178	16.91 to 16.24	117,227	2.10 to 0.35	2.14	4.32 to 2.51
	2013	15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69
	2012	18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19

Lifestyle Moderate Trust PS Series I	2016	215	13.76 to 13.36	2,902	1.75 to 0.80	2.26	4.66 to 3.67
	2015	270	13.15 to 12.89	3,505	1.75 to 0.80	2.35	-0.70 to -1.64
	2014	307	13.24 to 13.11	4,030	1.75 to 0.80	3.10	5.06 to 4.07

Lifestyle Moderate Trust PS Series II	2016	9,304	14.93 to 13.87	129,752	2.00 to 0.35	2.12	4.91 to 3.20
	2015	10,422	14.47 to 13.22	141,009	2.00 to 0.35	2.16	-0.45 to -2.08
	2014	11,808	14.77 to 13.28	163,352	2.00 to 0.35	2.92	5.24 to 3.52
	2013	496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93
	2012	411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37

Mid Cap Index Trust Series I	2016	34	38.99 to 36.73	1,292	1.75 to 1.40	1.19	18.44 to 18.03
	2015	39	32.92 to 31.12	1,275	1.75 to 1.40	0.97	-3.95 to -4.28
	2014	42	32.51 to 26.32	1,422	1.75 to 0.80	1.00	8.47 to 7.45
	2013	43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50
	2012	46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43

Mid Cap Index Trust Series II	2016	292	33.07 to 20.67	9,570	1.85 to 1.00	0.98	18.73 to 17.72
	2015	325	28.09 to 17.41	9,057	1.85 to 1.00	0.80	-3.77 to -4.58
	2014	345	29.25 to 18.09	10,054	1.90 to 1.00	0.72	8.03 to 7.07
	2013	443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08
	2012	502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92

Mid Cap Stock Trust Series I	2016	226	26.75 to 20.05	6,046	1.75 to 0.80	0.00	-0.21 to -1.16
	2015	258	27.06 to 20.10	6,958	1.75 to 0.80	0.00	2.18 to 1.21
	2014	309	26.74 to 19.67	8,229	1.75 to 0.80	0.10	7.16 to 6.14
	2013	361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46
	2012	413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08

Mid Cap Stock Trust Series II	2016	329	31.60 to 18.69	10,556	1.90 to 1.00	0.00	-0.59 to -1.48
	2015	389	32.08 to 18.80	12,434	1.90 to 1.00	0.00	1.73 to 0.81
	2014	429	31.82 to 18.48	13,579	1.90 to 1.00	0.00	6.75 to 5.79
	2013	552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03
	2012	626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48

Mid Value Trust Series I	2016	105	31.56 to 30.30	3,278	1.75 to 1.40	1.16	22.30 to 21.87
	2015	109	25.81 to 24.86	2,776	1.75 to 1.40	1.09	-4.78 to -5.11
	2014	121	31.04 to 26.20	3,252	1.75 to 0.80	0.69	9.72 to 8.69
	2013	137	28.29 to 24.10	3,384	1.75 to 0.80	1.00	29.12 to 23.42
	2012	156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45

Mid Value Trust Series II	2016	293	31.08 to 29.49	8,910	1.85 to 1.40	0.93	22.05 to 21.51
	2015	315	25.46 to 24.27	7,885	1.85 to 1.40	0.84	-4.98 to -5.41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Value Trust Series II	2014		375	$26.80 to $ 25.66	$9,893	1.85 % to 1.40%	0.52%	8.86 % to 8.37%
	2013		444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73
	2012		538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09

Money Market Trust B Series NAV	2016	(o)	0	11.69 to 11.22	0	1.85 to 1.40	0.14	-0.42 to -0.56
	2015		113	11.73 to 11.28	1,304	1.85 to 1.40	0.00	-1.39 to -1.83
	2014		128	11.90 to 11.50	1,500	1.85 to 1.40	0.00	-1.39 to -1.83
	2013		203	12.07 to 11.71	2,423	1.85 to 1.40	0.01	-1.38 to -1.82
	2012		270	12.24 to 11.93	3,266	1.85 to 1.40	0.04	-1.35 to -1.80

Money Market Trust Series I	2016		179	11.70 to 11.64	2,621	1.75 to 1.00	0.07	-0.92 to -1.66
	2015		195	11.90 to 11.75	2,922	1.75 to 1.00	0.00	-0.99 to -1.73
	2014		238	12.11 to 12.03	3,675	1.75 to 0.80	0.00	-0.79 to -1.73
	2013		317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	-0.79 to -1.73
	2012		516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	-0.79 to -1.74

Money Market Trust Series II	2016		1,343	12.00 to 10.90	15,410	1.90 to 1.00	0.00	-1.00 to -1.88
	2015		1,565	12.12 to 11.11	18,239	1.90 to 1.00	0.00	-0.99 to -1.88
	2014		2,032	12.32 to 11.32	24,079	1.90 to 0.35	0.00	-0.35 to -1.88
	2013		2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	-0.34 to -1.88
	2012		3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	-0.34 to -1.88

Money-Market Trust Series NAV	2016	(e)	89	12.40 to 12.37	1,096	1.75 to 1.40	0.15	-0.83 to -1.06

Mutual Shares Trust Series I	2016		39	19.32 to 18.08	749	1.55 to 0.80	6.62	15.78 to 14.91
	2015		44	16.69 to 15.73	720	1.55 to 0.80	2.07	-5.44 to -6.15
	2014		46	17.65 to 16.76	802	1.55 to 0.80	3.24	6.43 to 5.64
	2013		49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65
	2012		53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26

PIMCO All Asset(e)	2016		75	19.12 to 18.06	1,406	1.85 to 1.40	2.05	11.02 to 10.52
	2015		120	17.22 to 16.34	2,013	1.85 to 1.40	2.89	-10.58 to - 10.98
	2014		138	19.26 to 18.36	2,608	1.85 to 1.40	4.55	-1.15 to -1.60
	2013		178	19.49 to 18.66	3,420	1.85 to 1.40	4.12	-1.49 to -1.93
	2012		197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53

Real Estate Securities Trust Series I	2016		42	53.00 to 49.15	2,158	1.75 to 1.40	3.36	5.43 to 5.07
	2015		44	50.27 to 46.78	2,187	1.75 to 1.40	1.78	1.25 to 0.89
	2014		53	49.65 to 46.37	2,605	1.75 to 1.40	1.59	29.90 to 29.45
	2013		62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	-1.49 to -1.84
	2012		68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21

Real Estate Securities Trust Series II	2016		186	40.12 to 17.67	7,197	1.85 to 1.00	3.10	5.63 to 4.74
	2015		212	38.31 to 16.72	7,870	1.85 to 1.00	1.67	1.45 to 0.59
	2014		244	37.84 to 16.49	8,749	1.90 to 1.00	1.37	30.22 to 29.05
	2013		306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	-2.25 to -3.33
	2012		341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69

Real Return Bond Trust Series II	2016	(k)	0	17.73 to 16.95	0	1.75 to 1.40	0.00	3.32 to 3.20
	2015		195	17.16 to 16.21	3,278	1.85 to 1.40	5.89	-4.45 to -4.88
	2014		238	17.96 to 17.05	4,189	1.85 to 1.40	2.80	3.08 to 2.62
	2013		305	17.43 to 16.61	5,208	1.85 to 1.40	2.21	-10.68 to - 11.09
	2012		423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58

Science & Technology Trust Series I	2016		249	29.15 to 9.89	6,068	1.75 to 1.40	0.00	6.88 to 6.51
	2015		284	27.27 to 9.29	6,478	1.75 to 1.40	0.00	5.21 to 4.84
	2014		325	25.92 to 8.86	6,845	1.75 to 1.40	0.00	11.32 to 10.94
	2013		363	23.28 to 7.99	6,842	1.75 to 1.40	0.00	41.54 to 41.04
	2012		418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52

Science & Technology Trust Series II	2016		209	29.48 to 22.75	6,247	1.90 to 1.00	0.00	7.08 to 6.12
	2015		228	27.78 to 21.25	6,379	1.90 to 1.00	0.00	5.43 to 4.49
	2014		210	26.59 to 20.15	5,562	1.90 to 1.00	0.00	11.58 to 10.58
	2013		230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66
	2012		296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86

Short Term Government Income Trust Series I	2016		231	12.24 to 11.96	2,816	1.75 to 1.40	1.58	-0.83 to -1.17
	2015		245	12.34 to 12.10	3,010	1.75 to 1.40	1.67	-0.76 to -1.10
	2014		289	12.44 to 12.24	3,584	1.75 to 1.40	1.87	-0.26 to -0.61
	2013		359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	-2.24 to -2.58
	2012		626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	-0.21 to -0.56

Short Term Government Income Trust Series II	2016		344	12.07 to 11.72	4,094	1.85 to 1.00	1.22	-0.55 to -1.39
	2015		476	12.13 to 11.89	5,729	1.85 to 1.00	1.69	-0.64 to -1.48
	2014		384	12.21 to 12.04	4,685	1.90 to 1.00	1.68	-0.06 to -0.96
	2013		511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	-2.05 to -2.92
	2012		583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	-0.22 to -0.90

Small Cap Growth Trust Series I	2016		1	20.03 to 19.68	18	1.00 to 0.80	0.00	1.48 to 1.27
	2015		1	19.74 to 19.43	18	1.00 to 0.80	0.00	-9.58 to -9.76
	2014		1	21.83 to 20.73	21	1.55 to 0.80	0.00	6.71 to 5.92
	2013		1	20.46 to 19.57	21	1.55 to 0.80	0.00	41.87 to 34.84
	2012		1	14.31 to 13.80	15	1.55 to 0.80	0.00	15.53 to 14.67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Growth Trust Series II	2016	105	$25.17 to $ 17.79	$2,582	1.90 % to 1.00%	0.00	1.13 % to 0.22%
	2015	120	25.12 to 17.60	2,910	1.90 to 1.00	0.00	-9.96 to -10.77
	2014	121	28.15 to 19.54	3,278	1.90 to 1.00	0.00	6.27 to 5.32
	2013	147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45
	2012	144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34

Small Cap Index Trust Series I	2016	8	29.73 to 28.95	228	1.75 to 1.40	1.04	19.29 to 18.88
	2015	14	24.92 to 24.35	346	1.75 to 1.40	0.87	-5.90 to -6.23
	2014	20	26.49 to 25.97	534	1.75 to 1.40	0.96	3.14 to 2.77
	2013	19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22
	2012	19	18.79 to 18.55	363	1.75 to 1.40	1.68	14.48 to 14.08

Small Cap Index Trust Series II	2016	209	30.54 to 28.59	6,275	1.85 to 1.40	0.96	19.03 to 18.49
	2015	218	25.66 to 24.13	5,515	1.85 to 1.40	0.76	-6.12 to -6.54
	2014	261	27.33 to 25.82	7,033	1.85 to 1.40	0.65	2.96 to 2.49
	2013	373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81
	2012	411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69

Small Cap Opportunities Trust Series I	2016	80	36.79 to 35.07	2,910	1.75 to 1.40	0.46	17.81 to 17.39
	2015	88	31.23 to 29.87	2,727	1.75 to 1.40	0.07	-6.48 to -6.81
	2014	97	33.39 to 32.06	3,196	1.75 to 1.40	0.05	0.96 to 0.61
	2013	115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73
	2012	50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81

Small Cap Opportunities Trust Series II	2016	187	33.79 to 19.96	6,550	1.85 to 1.00	0.26	18.06 to 17.06
	2015	215	28.87 to 16.91	6,156	1.85 to 1.00	0.00	-6.28 to -7.08
	2014	208	30.89 to 18.04	6,623	1.90 to 1.00	0.00	1.11 to 0.21
	2013	243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91
	2012	266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04

Small Cap Value Trust Series II	2016	119	31.83 to 21.24	3,762	1.85 to 1.00	0.48	21.23 to 20.21
	2015	123	26.48 to 17.52	3,239	1.85 to 1.00	0.24	-2.55 to -3.37
	2014	155	27.27 to 17.97	4,134	1.90 to 1.00	0.43	5.89 to 4.94
	2013	167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04
	2012	163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13

Small Company Value Trust Series I	2016	68	44.28 to 43.61	2,984	1.75 to 1.40	0.78	30.48 to 30.02
	2015	74	34.06 to 33.42	2,495	1.75 to 1.40	1.31	-6.91 to -7.24
	2014	82	36.71 to 35.90	2,954	1.75 to 1.40	0.03	-1.28 to -1.63
	2013	102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33
	2012	118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27

Small Company Value Trust Series II	2016	260	33.55 to 20.29	9,128	1.85 to 1.00	0.58	30.73 to 29.63
	2015	267	25.88 to 15.52	7,221	1.85 to 1.00	0.91	-6.73 to -7.52
	2014	334	27.81 to 16.64	9,453	1.90 to 1.00	0.00	-1.11 to -2.00
	2013	406	28.38 to 16.83	11,736	1.90 to 1.00	1.60	28.93 to 23.58
	2012	482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47

Strategic Income Opportunities Trust Series I	2016	150	22.71 to 21.72	3,392	1.75 to 1.40	2.36	3.66 to 3.30
	2015	165	21.91 to 21.03	3,610	1.75 to 1.40	2.35	-0.19 to -0.54
	2014	192	21.95 to 21.14	4,195	1.75 to 1.40	4.23	3.60 to 3.24
	2013	219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02
	2012	257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89

Strategic Income Opportunities Trust Series II	2016	328	21.20 to 13.96	7,140	1.85 to 1.00	2.15	3.94 to 3.06
	2015	364	20.57 to 13.43	7,653	1.85 to 1.00	2.17	0.01 to -0.84
	2014	388	20.63 to 13.43	8,196	1.90 to 1.00	4.07	3.80 to 2.87
	2013	420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42
	2012	480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91

Total Bond Market Trust B Series II	2016	259	12.56 to 12.14	3,194	1.90 to 1.00	2.30	1.17 to 0.26
	2015	421	12.42 to 12.11	5,180	1.90 to 1.00	2.49	-0.94 to -1.83
	2014	454	12.54 to 12.28	5,652	2.10 to 1.00	4.54	4.84 to 3.69
	2013	300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	-3.74 to -4.79
	2012	560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	-0.47 to -0.62

Total Bond Market Trust B Series NAV	2016	83	12.84 to 12.45	1,061	1.55 to 0.80	2.68	1.63 to 0.87
	2015	84	12.64 to 12.34	1,052	1.55 to 0.80	2.73	-0.50 to -1.24
	2014	92	12.70 to 12.49	1,164	1.55 to 0.80	3.17	5.21 to 4.43
	2013	97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	-3.22 to -3.94
	2012	89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	-0.24 to -0.36

Total Return Trust Series I	2015	0	24.49 to 22.97	0	1.75 to 1.40	37.77	1.60 to 1.49
	2014	378	22.64 to 16.59	8,880	1.75 to 0.80	3.18	3.90 to 2.92
	2013	450	22.00 to 15.96	10,259	1.75 to 0.80	2.89	-2.96 to -3.73
	2012	568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59

Total Return Trust Series II	2015	0	19.47 to 12.68	0	1.85 to 1.00	38.27	1.71 to 1.44
	2014	885	19.07 to 12.47	17,072	1.90 to 1.00	2.84	3.42 to 2.49
	2013	1,181	18.61 to 12.06	22,569	1.90 to 1.00	2.70	-3.25 to -4.07
	2012	1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to -0.34

Total Stock Market Index Trust Series I	2016	23	21.17 to 20.58	481	1.75 to 1.40	1.42	10.82 to 10.43
	2015	26	19.10 to 18.64	495	1.75 to 1.40	1.33	-2.02 to -2.36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Stock Market Index Trust Series I	2014		26	$19.50 to $ 19.09	$505	1.75 % to 1.40%	1.14%	9.92 % to 9.54%
	2013		31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08
	2012		36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49

Total Stock Market Index Trust Series II	2016		180	27.89 to 26.11	4,856	1.85 to 1.40	1.22	10.59 to 10.10
	2015		211	25.22 to 23.71	5,150	1.85 to 1.40	1.07	-2.21 to -2.65
	2014		258	25.79 to 24.36	6,447	1.85 to 1.40	0.99	9.75 to 9.26
	2013		329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65
	2012		414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10

U.S. Equity Trust Series I	2016	(i)	0	18.18 to 17.90	0	1.75 to 1.40	6.84	4.10 to 3.81
	2015		543	17.46 to 17.24	9,606	1.75 to 1.40	1.90	-0.87 to -1.22
	2014		601	17.62 to 17.45	10,747	1.75 to 1.40	1.41	9.49 to 9.10
	2013		682	16.09 to 16.00	11,132	1.75 to 1.40	1.61	26.45 to 26.00
	2012		762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

U.S. Equity Trust Series II	2016	(j)	0	18.02 to 17.74	0	1.75 to 1.40	6.55	3.93 to 3.64
	2015		44	17.34 to 17.12	767	1.75 to 1.40	2.55	-1.07 to -1.41
	2014		52	17.52 to 17.31	912	1.85 to 1.40	1.27	9.22 to 8.73
	2013		55	16.04 to 15.92	880	1.85 to 1.40	1.27	26.29 to 25.73
	2012		81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Ultra Short Term Bond Trust Series II	2016		1,816	11.95 to 11.16	20,932	2.00 to 1.00	1.69	-0.67 to -1.66
	2015		925	12.04 to 11.35	11,090	2.00 to 1.00	1.18	-1.14 to -2.13
	2014		979	12.26 to 11.35	11,972	2.10 to 0.35	1.11	-0.65 to -2.38
	2013		1,167	12.34 to 11.63	13,853	2.10 to 0.35	1.24	-0.61 to -2.34
	2012		589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to -1.73

Utilities Trust Series I	2016		53	28.44 to 26.92	1,459	1.75 to 1.40	4.58	9.81 to 9.42
	2015		53	25.90 to 24.61	1,315	1.75 to 1.40	2.92	-15.95 to - 16.24
	2014		61	30.82 to 29.38	1,828	1.75 to 1.40	3.00	11.02 to 10.64
	2013		63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47
	2012		75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67

Utilities Trust Series II	2016		76	43.15 to 40.40	3,113	1.85 to 1.40	4.48	9.62 to 9.13
	2015		74	39.36 to 37.02	2,773	1.85 to 1.40	2.68	-16.20 to - 16.58
	2014		97	46.97 to 44.37	4,351	1.85 to 1.40	2.77	10.85 to 10.35
	2013		115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14
	2012		138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27

Value Trust Series I	2016		87	41.94 to 23.60	4,116	1.75 to 0.80	0.75	14.84 to 13.75
	2015		94	36.87 to 20.55	3,872	1.75 to 0.80	0.53	-9.62 to -10.47
	2014		102	41.19 to 22.73	4,671	1.75 to 0.80	0.45	8.95 to 7.92
	2013		117	38.16 to 20.87	4,981	1.75 to 0.80	0.78	33.05 to 26.37
	2012		134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38

Value Trust Series II	2016		97	31.88 to 18.93	2,974	1.85 to 1.00	0.53	14.42 to 13.45
	2015		112	28.10 to 16.55	3,050	1.85 to 1.00	0.30	-10.03 to - 10.79
	2014		145	31.30 to 18.39	4,376	1.90 to 1.00	0.27	8.52 to 7.55
	2013		150	29.11 to 16.95	4,235	1.90 to 1.00	0.64	32.56 to 25.92
	2012		159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

(g)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

(h)	Sub-account available in prior year but no activity.

(i)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments. - NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(B)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(B)(3)(b) to Post- Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Underwriting and Distribution Agreement dated December 1, 2009 -incorporated by reference to Exhibit 24(B)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Master Contract: Group IRA Flexible Payment Deferred Variable Annuity Contract, Guaranteed Lifetime Withdrawal Benefit, Non-Participating for Venture 200.08 - incorporated by reference to Exhibit 24(B)(4)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.

	(b)	Form of Specifications Pages for Venture 200.08 for IRA - incorporated by reference to Exhibit 24(B)(4)(b) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.

	(c)	Form of Certificate for Flexible Payment Deferred Variable Annuity for Venture 200.08 - incorporated by reference to Exhibit 24(B)(4)(c) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333- 149422, filed on February 18, 2010.

(5)	(a)	Form of Specimen Master Application for Flexible Payment Deferred Variable Annuity Contract, Non- Participating, for Venture 200.08 - incorporated by reference to Exhibit 24(B)(5)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit 24(b)(6)(a)(i) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit 24(b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit 24(b)(6)(a)(iii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit 24(b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit 24(b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post- Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

(ii) John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

(iii) John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i) Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

(ii) Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

(b) (i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (b)(9) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149422, filed June 30, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm - [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements - Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit 24(b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a) Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen - Incorporated by reference to Exhibit 24(b)(14)(a) to Post-Effective Amendment No. 4 to Form N-4 of this registration statement, file number 333-149422, filed December 16, 2009.

(b) Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-149422, filed on August 2, 2010.

(c) Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-149422, filed on May 2, 2011.

(d) Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-149422, filed on March 28, 2013.

(e) Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 13 to this Registration Statement, File No. 333-149422, filed on March 31, 2014.

(f) Power of Attorney for Linda A. Davis Watters. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, and General Counsel
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Peter Gordon*	Executive Vice President
Timothy W. Ramza*	Executive Vice President
Halina K. von dem Hagen**	Executive Vice President and Treasurer
John C.S. Anderson***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
William McPadden***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Anthony Teta*	Senior Vice President
Brooks Tingle***	Senior Vice President
Leo Zerilli*	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong*	Vice President
Kevin Askew*	Vice President
William D. Bertrand***	Vice President
Ann E. Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
Daniel C. Budde***	Vice President
Rick A. Carlson*	Vice President
Bob Carroll*	Vice President
Brian Collins*	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue†	Vice President
Melvyn D’Souza**	Vice President, Treasury
Paul Gallagher*	Vice President
Ann Gencarella***	Vice President and Derivatives Supervisory Officer
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Natuapsky*	Vice President
Scott Navin***	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Charlie Philbrook*	Vice President and Chief Risk Officer
Tracy Polsgrove*	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Keri Rogers†	Vice President
Andrew Ross**	Vice President
Lisa Anne Ryan†	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Rob Stanley*	Vice President
Tony Todisco*	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2016, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(3)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(4) (Alberta)
Manulife Property Limited Partnership II (Ontario)(5)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2016 Manulife Financial Corporation (Canada) For External Use The Manufacturers John Hancock Life Insurance Reassurance Company Company Ltd. (Canada) (Bermuda) Manulife Asset Manulife Bank of PT Asuransi Management Manulife Holdings Manulife Holdings Canada Jiwa Manulife (North America) (1) (Bermuda) Limited (Alberta) Limited (Canada) Indonesia Limited 95% (Bermuda) (Alberta) (Indonesia) (Canada) Manulife Asset PT Manulife John Hancock First North American Manulife Financial Manufacturers Management Aset Manajemen Financial Insurance Company Asia Limited P&C Limited (Europe) Limited Indonesia Corporation (Canada) (Hong Kong) (Barbados) (England) (Indonesia) (Delaware) Manulife Asset Manulife Manulife Manulife Insurance Manufacturers Life The Manufacturers Management Berkshire Insurance International Life Insurance (Thailand) Public Reinsurance Limited Investment Holdings (Canada) Services Inc. Holdings Limited Company Company Limited (Barbados) Corporation Inc. (Ontario) (Thailand) 98% (Bermuda) (Japan) (Michigan) (Canada) 72% Manulife Asset Manulife Asset Manulife Manulife Asset JH Investments John Hancock Life John Hancock Management Management (Singapore) Management 28% Insurance Company John Hancock Manulife (Delaware) LLC (Thailand) Company (Japan) Limited Insurance Agency, Limited Pte. Ltd. Subsidiaries LLC Reinsurance Limited (Delaware) Limited (Japan) (U.S.A.) Inc. (Canada) (Singapore) (Delaware) (Bermuda) (Thailand) (Michigan) (Delaware) Manulife Asset Manulife Securities The Manufacturers John Hancock Management John Hancock John Hancock Manulife EIS Services Investment Services Life Insurance Co. (Singapore) Pte. Life & Health Insurance Company Reinsurance (Bermuda) Limited Inc. Financial Network, (Phils.), Inc. Ltd. Insurance Company of Vermont (Bermuda) Limited (Bermuda) (Canada) Inc. (Philippines) (Singapore) (Massachusetts) (Vermont) (Bermuda) (Massachusetts) 60% Manulife Asset Manulife Securities Manulife Chinabank Manulife Hancock Natural Management Manulife John Hancock Regional Power Inc. Incorporated Life Assurance (International) Resource Group, International (Vietnam) Limited Distributors LLC (Canada) (Ontario) Corporation Limited Inc. Holdings Limited (Vietnam) (Delaware) (Philippines) (Bermuda) (Delaware) (Barbados) 51% Manulife-Sinochem Manulife Asset NAL Resources Manulife Asset John Hancock Life Manulife Asset Manulife Assurance Life Insurance Management Management Management Insurance Company Management (US) Company of Canada Co. Ltd. (Vietnam) Company Limited (Hong Kong) Limited of New York LLC (Canada) (China) Limited (Canada) (Hong Kong) (New York) (Delaware) (Vietnam) 40% Manulife Western John Hancock Manulife Resources Manulife Asset Holdings Limited Manulife Holdings Manulife Investment John Hancock Limited Management (2) Partnership (5) Berhad* (Cambodia) PLC Management Advisers, LLC (Canada) 59.5% (Taiwan) Co., Ltd. 99.9% (Alberta) (Malaysia) (Cambodia) 60% Services, LLC (Delaware) (Taiwan) (Delaware) Manulife Property Manulife Asset Manulife Property Manulife Insurance John Hancock Limited Partnership Management Indirect Control Limited Partnership Berhad Funds, LLC (3) II Services Berhad Direct Control (Ontario) (4) (Malaysia) (Delaware) (Ontario) (Malaysia) (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (5) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2017, there were 17 qualified and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31.	Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32.	Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (Depositor)

By:	/s/ Craig Bromley
Craig Bromley Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

By:	/s/ Craig Bromley
Craig Bromley Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April, 2017.

Signature	Title

/s/ Craig Bromley Craig Bromley	Director and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel - Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b)(14)(f)	Power of Attorney for Linda A. Davis Watters